 AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 10, 1999



                                           SECURITIES ACT FILE NO.   333-90447
                                   INVESTMENT COMPANY ACT FILE NO.   811-09537


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]


                    Pre-Effective Amendment No.      1             [X]
                                                -----------


                    Post-Effective Amendment No.                   [ ]
                                                -----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                    Amendment No.       6                          [X]
                                 ---------------


                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                 (617) 426-3750
              (Registrant's Telephone Number, including Area Code)


Name and Address of
Agent for Service                          Copies to

William J. Ballou, Esq.                    John M. Loder, Esq.                   Gary Schpero, Esq.
Colonial Management Associates, Inc.       Ropes & Gray                          Simpson Thacker & Bartlett
One Financial Center                       One International Place               425 Lexington Avenue
Boston, Massachusetts 02111-2621           Boston, Massachusetts 02110-2624      New York, New York 10017-3954




                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box):
  [ ] when declared effective pursuant to Section 8(c)



        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



                                            PROPOSED MAXIMUM      PROPOSED MAXIMUM
TITLE OF SECURITIES    AMOUNT BEING         OFFERING PRICE PER    AGGREGATE OFFERING    AMOUNT OF
BEING REGISTERED       REGISTERED (1)       UNIT (1)              PRICE (1)             REGISTRATION FEE (2)
---------------------- -------------------- --------------------- --------------------- --------------------
Municipal Auction         978                 $25,000               $24,450,000           $6,797.10
Rate Cumulative
Preferred Shares
No Par Value
Per Share



(1) Estimated solely for purposes of calculating the registration fee.


(2) $5,560 of the fee was previously paid.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                  COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

                              CROSS REFERENCE SHEET
                           ITEMS REQUIRED BY FORM N-2

PART A
ITEM NO.            ITEM CAPTION                                                      PROSPECTUS CAPTION

1.................  Outside Front Cover                                Front Cover Page
2.................  Inside Front and Outside Back Cover Page           Front and Back Cover Page
3.................  Fee Table and Synopsis                             Not Applicable
4.................  Financial Highlights                               Financial Highlights
5.................  Plan of Distribution                               Underwriting
6.................  Selling Shareholders                               Not Applicable
7.................  Use of Proceeds                                    Use of Proceeds; Investment Objective and
                                                                           Policies
8.................  General Description of the Registrant              Prospectus Summary; Risk Factors and Special
                                                                           Considerations; The Fund; Investment
                                                                           Objective and Policies; Management of
                                                                           the Fund; Description of Common Shares;
                                                                           Certain Provisions in the Agreement and
                                                                           Declaration of Trust
9.................  Management                                         Management of the Fund; Custodian,
                                                                           Dividend Disbursing Agent, Transfer Agent
                                                                           and Registrar
10 ...............  Capital Stock, Long-Term Debt,                     Capitalization at November 3, 1999; Description
                    and Other Securities                                   of Municipal Preferred; Description of
                                                                           Common Shares; Certain Provisions in the
                                                                           Agreement and Declaration of Trust; Repurchase
                                                                           of Common Shares; Conversion to Open-End Fund;
                                                                           Tax Matters
11 ...............  Defaults and Arrears on Senior Securities          Not Applicable
12 ...............  Legal Proceedings                                  Not Applicable
13 ...............  Table of Contents of the                           Table of Contents of
                    Statement of Additional Information                    Statement of Additional Information

PART B                                                                 STATEMENT OF ADDITIONAL
ITEM NO.           ITEM CAPTION                                          INFORMATION CAPTION

14 ...............  Cover Page                                         Cover Page
15................  Table of Contents                                  Table of Contents
16 ...............  General Information and History                    Not Applicable
17 ...............  Investment Objective and Policies                  Investment Objective and Policies;
                                                                           Miscellaneous Investment Practices
18 ...............  Management                                         Management of the Fund
19 ...............  Control Persons and Principal                      Management of the Fund
                         Holders of Securities
20 ...............  Investment Advisory and Other Services             Fund Charges and Expenses; Management
                                                                           of the Fund; Custodian; Independent
                                                                           Accountants
21 ...............  Brokerage Allocation and Other Practices           Fund Charges and Expenses; Portfolio
                                                                           Transactions
22 ...............  Tax Status                                         Tax Matters
23 ...............  Financial Statements                               Financial Statements

     THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED DECEMBER 10, 1999


PROSPECTUS


                                  $24,450,000


                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

   MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ("MUNICIPAL PREFERRED") SHARES

                             978 SHARES, SERIES TH

                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               ------------------

    Colonial California Insured Municipal Fund is selling 978 Series TH Municipal Auction Rate Cumulative Preferred Shares. The Fund is a nondiversified, closed-end management investment company that seeks, as its investment objective, to provide current income generally exempt from regular federal income tax and California state personal income tax. The Fund will invest its assets in bonds and notes that generally are issued by or on behalf of California state and local governmental units whose interest is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and California state personal income tax ("California Municipal Obligations"). At least 80% of the Fund's net assets will normally be invested in California Municipal Obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or comparably rated by any other nationally recognized credit rating agency), or bonds that are unrated but judged to be of comparable quality by the Fund's investment advisor. At least 65% of the Fund's total assets will normally be invested in California Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. The Fund may invest up to 20% of its net assets in California Municipal Obligations that, at the time of investment, are rated Ba or B by Moody's or BB or B by Standard & Poor's or comparably rated by any other nationally recognized credit rating agency, or, if not rated, deemed by the Fund's investment advisor to be of comparable quality. Bonds rated Ba/BB and below are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. See "Investment Objective and Policies." The Fund's investments in these lower-quality bonds and notes involve special risks. The Fund's net asset value and distribution rate will vary and may be affected by several factors, including changes in interest rates and the credit quality of California municipal issuers. The Fund may use various investment techniques and engage in hedging transactions. The Fund cannot assure you that it will achieve its investment objective. See "Investment Objective and Policies." An investment in the Fund is not appropriate for all investors. The Fund is designed for individual investors who are residents of California for tax purposes. A substantial portion of the Fund's income may be subject to the federal alternative minimum tax. In addition, distributions of net capital gain and taxable income will be subject to tax. See "Tax Matters."


                                                   (continued on following page)
                               ------------------

    INVESTING IN MUNICIPAL PREFERRED SHARES INVOLVES RISKS. SEE THE "RISK FACTORS AND SPECIAL CONSIDERATIONS" SECTION BEGINNING ON PAGE 7 OF THIS PROSPECTUS.


    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                               ------------------


                                               PER SHARE       TOTAL
                                               ---------    -----------
Public Price.................................   $25,000     $24,450,000
Sales Load...................................   $           $
Proceeds to Fund (before expenses)...........   $           $


    The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the shares of Municipal Preferred are first issued.
                               ------------------
    The underwriters are offering the Municipal Preferred shares subject to various conditions. The underwriters expect to deliver the shares to purchasers
in book-entry form through The Depository Trust Company on or about            ,
1999.
                               ------------------
Salomon Smith Barney                                   A.G. Edwards & Sons, Inc.
              , 1999

(continued from previous page)

    Because the Fund is newly organized and the initial public offering of its common shares of beneficial interest occurred on October 29, 1999, its common shares have a limited history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The Fund's common shares of beneficial interest are traded on the American Stock Exchange under the symbol "CCA".


    Investors in Municipal Preferred shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Municipal Preferred shares for the
period from and including the date of issue to but excluding          , 1999,
will be     % per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted on the business day prior to that period. Investors in Municipal Preferred shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this prospectus. The Fund may redeem Municipal Preferred shares as described under "Description of Municipal Preferred -- Redemption." Prospective purchasers should note that a buy order (called a "bid order") or sell order is a commitment to buy or sell Municipal Preferred shares based on the results of an auction and that purchases and sales will be settled on the next business day after the auction.



    This prospectus sets forth concisely the information you should know before investing, including information about risks. You should read this prospectus before deciding whether to invest, and you should retain it for future reference. The Fund's Statement of Additional Information, dated
  , 1999, contains additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into (which means it is considered to be a part of) this prospectus. You may obtain a free copy by calling Colonial Management Associates, Inc. at 1-800-426-3750. You may also obtain the Statement of Additional Information on the Securities and Exchange Commission's web site (http://www.sec.gov). See page 50 of this prospectus for a table of contents of the Statement of Additional Information.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER OF THIS PROSPECTUS ONLY. THE FUND'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    1
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................    7
FINANCIAL HIGHLIGHTS (UNAUDITED)............................   13
THE FUND....................................................   14
USE OF PROCEEDS.............................................   14
CAPITALIZATION AT NOVEMBER 30, 1999.........................   15
PORTFOLIO COMPOSITION.......................................   15
INVESTMENT OBJECTIVE AND POLICIES...........................   15
MANAGEMENT OF THE FUND......................................   28
THE AUCTION.................................................   29
DETERMINATION OF NET ASSET VALUE............................   33
DESCRIPTION OF MUNICIPAL PREFERRED..........................   33
RATING AGENCY GUIDELINES....................................   41
DESCRIPTION OF COMMON SHARES................................   42
CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF
  TRUST.....................................................   42
REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND....   43
TAX MATTERS.................................................   44
CUSTODIAN, DIVIDEND DISBURSING AGENT, TRANSFER AGENT AND
  REGISTRAR.................................................   47
UNDERWRITING................................................   47
LEGAL OPINIONS..............................................   48
REPORTS TO SHAREHOLDERS.....................................   48
EXPERTS.....................................................   48
FURTHER INFORMATION.........................................   48
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....   50

                      (This page intentionally left blank)

                               PROSPECTUS SUMMARY

     This is only a summary. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.


THE OFFERING..................   Colonial California Insured Municipal Fund (the
                                 "Fund") is offering a total of 978 shares of Series TH Municipal Preferred at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. A group of underwriters (the "Underwriters") led by
                                 Salomon Smith Barney Inc. is offering the shares as underwriters.


                                 The Municipal Preferred shares will be
                                 preferred shares of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. In general, except as described under "-- Dividends and Dividend Periods" in this summary and "Description of Municipal Preferred -- Dividends and Dividend Periods" in the text of this prospectus, each dividend period will be seven days. An auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

                                 Investors and potential investors in the Municipal Preferred shares may participate in auctions for the Municipal Preferred shares through their broker-dealers.

                                 Generally, investors in Municipal Preferred shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer) will maintain ownership of the Municipal Preferred shares in book-entry form. An investor's agent member, in turn, will maintain records of that investor's beneficial ownership of Municipal Preferred shares.

THE FUND......................   Colonial California Insured Municipal Fund has
                                 operated as a nondiversified, closed-end management investment company since October 29, 1999. See "The Fund." The Fund was organized as a Massachusetts business trust on August 10, 1999, and has registered under the Investment
                                 Company Act of 1940. The Fund's common shares of beneficial interest are traded on the American Stock Exchange under the symbol "CCA".

INVESTMENT ADVISOR............   Colonial Management Associates, Inc. (the
                                 "Advisor"), an investment advisor registered under the Investment Advisers Act of 1940, has served as the Fund's investment advisor since the Fund's inception. The Advisor receives an annual fee, payable monthly, in a maximum amount equal to 0.65% of the Fund's average weekly total net assets (including assets attributable to any Municipal Preferred shares that may be outstanding as a result of this offering). The Advisor has agreed to waive the Fund's fees and expenses in the amount of 0.30% of the Fund's average weekly total net assets for the first five years of the Fund's operations (through November 30, 2004), and in a declining amount for an additional five years
                                 (through November 30, 2009). The Advisor is a wholly owned subsidiary of Liberty Funds Group
                                 LLC, which is an indirect, majority-owned subsidiary of Liberty Mutual Insurance Company.
                                 See "Management of the Fund."

RISK FACTORS SUMMARY..........   Risk is inherent in all investing. Therefore,
                                 before investing you should consider certain risks carefully when you invest in the Fund.
                                 The primary risks of investing in Municipal
                                 Preferred shares are the following:

                                      - if an auction fails you may not be able
                                        to sell some or all of your shares;

                                      - because of the nature of the market for
                                        Municipal Preferred shares, you may
                                        receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                      - a rating agency could downgrade
                                        Municipal Preferred shares, which could
                                        affect liquidity;

                                      - the Fund may be forced to redeem your
                                        shares to meet regulatory or rating
                                        agency requirements or may voluntarily
                                        redeem your shares in certain
                                        circumstances;

                                      - in extraordinary circumstances the Fund
                                        may not earn sufficient income from its
                                        investments to pay dividends;

                                      - if long-term rates rise, the value of
                                        the Fund's investment portfolio may
                                        decline, reducing the asset coverage for the Municipal Preferred shares; and

                                      - if an issuer of a municipal bond in
                                        which the Fund invests defaults, there
                                        may be a negative impact on the income
                                        and asset value of the Fund's portfolio
                                        (the effects of this risk may, however,
                                        be mitigated by the Fund's investment in municipal bonds covered by insurance).

                                 For additional risks of investing in the Municipal Preferred shares of the Fund, see "Risk Factors and Special Considerations" below.


DIVIDENDS AND DIVIDEND
PERIODS.......................   Dividends on Municipal Preferred shares are
                                 cumulative from the date the shares are first
                                 issued. The Fund will pay dividends on the
                                 Municipal Preferred shares, out of legally
                                 available funds and when declared by the Board
                                 of Trustees, beginning on             , 1999.



                                 After the initial dividend period, each
                                 dividend period for the Municipal Preferred shares will generally consist of seven days and dividends generally will be payable on each succeeding Friday. Before any auction, however, the Fund may decide, subject to limitations and only if it gives the required notices, to declare a special dividend period of up to five years. The Fund may specify different dividend payment dates for special dividend periods.

                                 The Fund will pay dividends through the
                                 securities depository on each dividend payment date.


                                 The dividend rate on the Municipal Preferred
                                 shares for the period from and including the
                                 date of issue to but excluding           ,
                                 1999, will be      % per year. For each
                                 subsequent dividend period, the auction agent (Bankers Trust Company) will determine the dividend rate on the Municipal Preferred shares through an auction.


MAXIMUM DIVIDEND RATE.........   Generally, the rate at which the Fund pays
                                 dividends on Municipal Preferred shares may not exceed the maximum dividend rate. The maximum dividend rate may vary for different dividend periods. The maximum dividend rate is based upon the current credit rating assigned to the Municipal Preferred shares and an independent reference rate that may vary over time.

                                 If the number of shares of Municipal Preferred available during an auction exceeds the total number of shares subject to bids for that auction at less than or equal to the maximum dividend rate, then the dividend rate for the subsequent dividend period will be the maximum dividend rate. In addition, if the Fund fails to pay a dividend on Municipal Preferred shares, or if the Fund fails to pay the full redemption price for Municipal Preferred shares when due, then the dividend rate for the subsequent dividend period will be the maximum dividend rate. If, however, the Fund cures its failure to pay a dividend or to pay the full redemption price, then the maximum dividend rate will not automatically apply.

ASSET MAINTENANCE.............   Under the Fund's Amended and Restated By-Laws,
                                 which establish and fix the rights and
                                 preferences of the Municipal Preferred shares, the Fund must maintain

                                      - asset coverage of the Municipal
                                        Preferred shares as required by the
                                        rating agency or agencies rating the
                                        Municipal Preferred shares, and

                                      - asset coverage of the Municipal
                                        Preferred shares of at least 200% as
                                        required by the Investment Company Act
                                        of 1940.


                                 Based on the composition of the Fund's
                                 portfolio and market conditions as of November 30, 1999, the asset coverage of the Municipal Preferred shares as measured pursuant to the Investment Company Act of 1940 would be approximately 239% if the Fund were to issue all Municipal Preferred shares offered in this prospectus, representing approximately 42% of the Fund's capital.


MANDATORY REDEMPTION..........   If the Fund does not maintain its required
                                 asset coverage, it must redeem shares of Municipal Preferred at $25,000 per share plus any dividends that accumulate and remain unpaid up to the date fixed for redemption. The Fund will limit redemption to the number of Municipal Preferred shares, together with all other preferred shares of the Fund, if any, necessary to restore the required asset coverage. As of the date of this offering, there are no other preferred shares outstanding. The Fund may avoid mandatory redemption by restoring its required asset coverage pursuant to rating agency guidelines. The provisions of the Investment
                                 Company Act of 1940 may restrict the Fund's ability to make a mandatory redemption in connection with a failure to comply with the rating agencies' asset coverage requirements.

OPTIONAL REDEMPTION...........   The Fund, at its option and subject to various
                                 conditions, may choose to redeem all or a portion of the Municipal Preferred shares generally on the second business day preceding any dividend payment date. If it chooses to redeem any Municipal Preferred shares, the Fund must pay $25,000 per share plus any accumulated but unpaid dividends, whether or not earned or declared, to (but not including) the date fixed for redemption. During some special dividend rate periods, the Fund may also have to pay any applicable premium.

LIQUIDATION PREFERENCE........   The liquidation preference (that is, the amount
                                 the Fund must pay to Municipal Preferred shareholders if the Fund is liquidated) for Municipal Preferred shares will be $25,000 per share plus any accumulated but unpaid dividends, whether or not earned or declared.

VOTING RIGHTS.................   The Investment Company Act of 1940 requires
                                 that the holders of Municipal Preferred shares, and the holders of any other preferred shares of the Fund, voting as a separate class, have the right to

                                      - elect at least two trustees at all
                                        times, and

                                      - elect a majority of the trustees at any
                                        time when dividends on the Municipal
                                        Preferred shares, or any other preferred shares of the Fund, are unpaid for two full years.

                                 In each case, the holders of common shares, Municipal Preferred shares, and any other preferred shares of the Fund, voting together as a single class, will elect the remaining trustees. Municipal Preferred shareholders, and the holders of any other preferred shares of the Fund, will vote as a separate class or classes on other matters as required under the Fund's Agreement and Declaration of Trust, the Investment Company Act of 1940, and Massachusetts law. Each common share, each Municipal Preferred share, and each share of any other class of preferred shares of the Fund is entitled to one vote per share.


TAXATION......................   Dividends on Municipal Preferred shares will be
                                 exempt from regular federal and California state personal income tax in the shareholders' hands to the extent such dividends are payable from tax-exempt income earned on the Fund's investments. All or a portion of the Fund's dividends may be subject to the federal or California alternative minimum tax. The Fund is currently required to allocate net capital gain and other income taxable for federal income tax purposes, if any, proportionately between the Fund's common shares and its Municipal
                                 Preferred shares. The Fund shall, in the case of a seven-day dividend period or a special dividend period of 28 days or fewer for the

                                 Municipal Preferred shares, and may, in the case of any other special dividend period for such shares, give notice of the amount of any income taxable for federal income tax purposes to be included in a dividend on Municipal Preferred shares in advance of the related auction. The amount of taxable income allocable to Municipal Preferred shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant.

INVESTMENT OBJECTIVES.........   The Fund's investment objective is to provide
                                 current income generally exempt from regular federal income tax and California state personal income tax.


INVESTMENT STRATEGIES.........   Under normal circumstances, the Fund will
                                 invest substantially all (at least 80%) of its total assets in debt securities issued by or on behalf of the State of California or its political subdivisions, agencies or instrumentalities, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and California state personal income tax ("California Municipal
                                 Obligations"). The term "Municipal Obligations" is used throughout this prospectus to describe debt securities the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax. At least 65% of the Fund's total assets will normally be invested in California Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest.
                                 Each insured California Municipal Obligation in the Fund's portfolio will be covered by specific insurance (either original issue insurance or secondary market insurance) or portfolio insurance purchased by the Fund.


                                 At least 80% of the Fund's net assets will normally be invested in California Municipal Obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Services ("Standard & Poor's") or comparably rated by any other nationally recognized credit rating agency ("Rating Agency")), or, if unrated, determined by the Advisor to be of at least investment grade quality. The Fund may invest up to 20% of its net assets in California Municipal Obligations rated Ba or B by Moody's or BB or B by Standard & Poor's or comparably rated by another Rating Agency and unrated municipal bonds considered to be of comparable quality by the Advisor. The Fund may not invest in bonds rated below B by Moody's or Standard & Poor's or comparably rated by another Rating Agency. Bonds rated Ba/BB and below are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." These lower-rated securities involve special risks, including greater sensitivity to a general economic downturn and less secondary market trading. Under normal conditions, the Fund will invest primarily in long-term California Municipal Obligations

                                 (i.e., those with maturities over 10 years).
                                 The Fund may, however, invest in California
                                 Municipal Obligations without regard to
                                 maturity or duration.

                                 The Fund may also purchase and sell financial futures and tax-exempt bond index futures contracts ("index futures") to hedge against changes caused by changing interest rates or changes in the market value of Municipal Obligations that are in its portfolio or that it intends to acquire. The Fund may also attempt to hedge by purchasing and writing put and call options on financial futures, tax-exempt bond indices and index futures. See "Investment Objective and Policies -- Hedging Activities." Some of the securities in which the Fund invests may include "zero coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Until the Fund is fully invested (approximately two to three months after completion of the initial public offering of its common shares), the Fund may invest up to 20% of its total assets in inverse floating rate municipal bonds ("inverse floaters").

                                 An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that it will attain its investment objective. See "Investment Objective and Policies."

RATINGS.......................   The Fund will not issue Municipal Preferred
                                 shares unless such shares have a rating of "aaa" from Moody's and "AAA" from Standard &
                                 Poor's.

SECONDARY MARKET TRADING......   Broker-dealers may, but are not obligated to,
                                 maintain a secondary market in Municipal
                                 Preferred shares outside of auctions. There can be no assurance that a secondary market will develop or, if it does develop, that it will provide owners with liquidity of investment.
                                 Municipal Preferred shares may be transferred outside of auctions only to a broker-dealer or such other persons who may be permitted by the Fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     You should consider the following risk factors and other special considerations in deciding whether to invest in Municipal Preferred shares.

     CERTAIN RISKS ASSOCIATED WITH INVESTMENTS IN CALIFORNIA MUNICIPAL OBLIGATIONS. Since the Fund will invest primarily in California Municipal Obligations, the performance of the Fund is especially affected by factors pertaining to the California economy and other factors specifically affecting the ability of issuers of California Municipal Obligations to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a fund investing in a number of different states. The ability of state, county, or local governments or other issuers of California Municipal Obligations to meet their obligations will depend primarily on the availability of tax and other revenues to those entities and on their fiscal conditions generally. The amounts of tax and other revenues available to issuers of California Municipal Obligations may be affected from time to time by economic, political and demographic conditions. In addition, constitutional or statutory restrictions may limit an issuer's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Obligations may also affect their ability to meet their obligations. Payments of principal of and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in California or elsewhere. Any reduction in the actual or perceived ability of an issuer of California Municipal Obligations to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other California Municipal Obligations as well.

     The State of California and other California public bodies have in the past experienced financial difficulties and may continue to do so. Such difficulties could have an adverse effect on the ability (or the perceived ability) of issuers of certain California Municipal Obligations to meet their obligations on such securities. If that were the case, the ratings of certain California Municipal Obligations held by the Fund could be downgraded and the values of such securities could decline. In recent years, the ratings of a number of California Municipal Obligations have been downgraded in response to fiscal and economic factors affecting their issuers.

     After suffering from a recession in the early 1990s, the California economy has largely recovered. The State's financial condition improved markedly during the 1995-1998 fiscal years. The State's cash position also improved in those years, erasing deficits that were amassed during the late 1980s and early 1990s. The State has enjoyed numerous upgrades of its credit ratings, with the most recent coming from Standard & Poor's in August 1999. The Asian economic crisis, which began in 1997, has had some dampening effects on the State's economic growth (particularly in high technology manufacturing), however, and the pace of growth in the State's economy is projected to slow.


     At various times over the past 21 years, California voters have approved constitutional amendments that restrict State and/or local taxing or spending authority. The most notable of these provisions is Proposition 13, approved in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property and other taxes. In 1996, California voters passed Proposition 218, which requires that local governments obtain voter approval for many new and existing taxes and fees. These and other future amendments could limit State and local governments' financial flexibility and ultimately impair their ability to repay their debt obligations.


     For a more detailed description of these and other risks affecting investment in California Municipal Obligations, see "Appendix E -- Special Considerations Relating to California" in the Statement of Additional Information.

     INTEREST RATE AND MARKET RISK. The prices of Municipal Obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the Municipal Obligations owned by the Fund would cause a decline in the net asset value of the Fund. This risk is usually greater among Municipal Obligations with longer maturities or durations and when residual interest municipal bonds, known as inverse floaters, are held by the Fund. Although the Fund has no policy governing the maturities or durations of its investments, the Fund expects that it will invest in a portfolio of longer-term securities (generally, securities with maturities of 10 years or more). This means that the Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than bonds that make regular interest payments. Conversely, the values of lower-quality securities are less likely than higher-quality securities to fluctuate inversely with changes in interest rates. Because the Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in securities that pay interest on a current basis.

     Until the Fund is fully invested (approximately two to three months after the completion of the initial public offering of its Common Shares), the Fund may invest to a significant extent in inverse floaters. Compared to similar fixed-rate Municipal Obligations, the value of inverse floaters will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on inverse floaters will fluctuate in response to changes in prevailing short-term interest rates. Thus, when inverse floaters are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of the Fund's shares. To the extent that the Fund has preferred shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund's income available for distribution. The Fund does not intend to invest in inverse floaters once it becomes fully invested.

     Although insurance on the Municipal Obligations will reduce the credit risk to which the Fund is subject by guaranteeing the timely payment of principal at maturity and interest, it does not protect against fluctuations in the value of the Municipal Obligations held by the Fund or the Fund's shares caused by changes in interest rates or other factors.

     LOWER-RATED SECURITIES. Municipal Obligations in the lower rating categories of recognized Rating Agencies and unrated Municipal Obligations of comparable quality generally involve greater risk of nonpayment of principal and interest than securities in higher rating categories. The Fund may invest up to 20% of its net assets in California Municipal Obligations that, at the time of investment, are rated Ba or B by Moody's or BB or B by Standard & Poor's, or considered to be of comparable quality by another Rating Agency, or unrated California Municipal Obligations judged to be of comparable quality by the Advisor. The possibility of defaults by or bankruptcies of issuers of these securities causes, in part, this principal and interest risk and may result in nonpayment of principal or interest or restructuring of the debt obligation and, possibly, a reduction in the Fund's net asset value. The lower-rated California Municipal Obligations in which the Fund may invest are speculative to varying degrees. While such securities may have some quality and protective characteristics, large uncertainties or major risk exposures to adverse conditions are expected to outweigh such characteristics. In addition, the values of lower-rated securities may be more susceptible to real or perceived adverse economic conditions than the values of higher-rated securities. Municipal Obligations in the lower rating categories are regarded as predominantly speculative in character. With respect to lower-rated or unrated Municipal Obligations, the Fund will rely more on the judgment, analysis and experience of the Advisor than it will with respect to investment grade securities.

     In evaluating the creditworthiness of a Municipal Obligation, whether rated or unrated, the Advisor may consider, among other things, the following factors:

     - the issuer's financial resources;

     - the issuer's sensitivity to economic conditions and trends;

     - any operating history of and the community support for the facility, if any, financed by the issue;

     - the ability of the issuer's management; and

     - regulatory matters.

     In addition, lower-rated or unrated Municipal Obligations are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This may limit the availability of such securities for the Fund to purchase and the ability of the Fund to sell such securities at their fair value. The Advisor will attempt to reduce the risks of investing in lower-rated or unrated Municipal Obligations to the greatest extent practicable through the use of credit analysis.

     INCOME RISK. The income investors receive from the Fund is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, investors' income from the Fund over time could drop as well if the Fund purchases securities paying lower rates of interest. This risk is magnified when prevailing short-term interest rates increase and the Fund holds inverse floaters.

     CALL RISK. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund would be likely to replace the called security with a lower-yielding security. If that were to happen, it would decrease the Fund's dividends.

     CREDIT RISK. Municipal Obligations are subject to the risk of nonpayment of scheduled interest and/ or principal payments. Such nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the net asset value of the Fund. Securities rated below investment grade or unrated securities of comparable quality (generally, "lower-rated" securities) are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk"). Lower-rated securities may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower-rated securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade or comparable unrated securities, which react primarily to movements in the general level of interest rates.

     As indicated above, the Fund may invest in Municipal Obligations rated below investment grade and comparable unrated obligations. Such obligations are commonly called "junk bonds" and will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. The Advisor seeks to minimize the risks of investing in below investment grade securities through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification (if practicable). Because the Fund invests in lower-rated and unrated Municipal Obligations, the achievement of the Fund's goals is more dependent on the Advisor's ability than would be the case if the Fund were investing solely in investment grade or comparable unrated Municipal Obligations. In evaluating the credit quality of a particular security, whether rated or unrated, the Advisor will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Advisor will attempt to reduce the risks of investing in below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower-rated Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the lower-rated Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Advisor is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Fund. During periods of reduced market liquidity and in the absence of readily available market quotations for lower-rated Municipal Obligations held in the Fund's portfolio, the ability of the Advisor to value the Fund's securities becomes more difficult and the Advisor's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     Changes in the credit quality of the issuers of Municipal Obligations held by the Fund will affect the principal value of (and possibly the income earned on) such obligations. In addition, the values of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of the Fund's investments. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     The Fund may invest in municipal leases and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligations.

     PORTFOLIO INSURANCE RESTRICTIONS. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more insurance companies which may issue portfolio insurance to the Fund. These guidelines may impose asset coverage and Fund composition requirements that are more stringent than those imposed on the Fund by the Investment Company Act of 1940. Although the Fund does not anticipate that these guidelines will impede the Advisor from managing the Fund's portfolio in accordance with the Fund's investment objective and policies, the Fund can offer no assurances to that effect.


     CONCENTRATION. The Fund normally will invest 80% or more of its total assets in California Municipal Obligations. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting California. See "-- Certain Risks Associated with Investments in California Municipal Obligations" above and "Appendix E -- Special Considerations Relating to California" in the Statement of Additional Information. For example, health care-related issuers are susceptible to Medicaid reimbursement policies and the possible enactment of national and state health care legislation. As concentration increases, so does the potential for fluctuation of the net asset value of the Common Shares of the Fund.


     LIQUIDITY RISK. At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other accounts managed by the Advisor and its affiliates, holds a major portion of all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Advisor believes it is advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

     The secondary market for some Municipal Obligations is less liquid than is the secondary market for taxable debt obligations or other more widely traded Municipal Obligations. No established resale market exists for certain Municipal Obligations in which the Fund may invest. The market for Municipal

Obligations rated below investment grade is also likely to be less liquid than the market for higher-rated Municipal Obligations. As a result, the Fund may be unable to dispose of these Municipal Obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Fund's operations require cash, such as if the Fund tenders for its Common Shares, and may result in the Fund borrowing to meet short-term cash requirements.


     OPTIONS AND FUTURES TRANSACTIONS. The Fund may seek to hedge its portfolio against changes in interest rates using options, index options and futures and financial futures contracts. The Fund's hedging transactions are designed to manage the average duration of the Fund's portfolio, but may come at some cost. In large part, the success of the Fund's hedging activities depends on the Advisor's ability to forecast movements in securities prices and interest rates, and the Fund can offer no assurance that the Advisor will be able to forecast such movements successfully. The Fund does not, however, intend to enter into options and futures transactions for speculative purposes. The Fund is not required to hedge its portfolio.



     CLOSED-END FUNDS. The Fund is a closed-end investment company with no history of operations and is designed primarily for long-term investors and not as a trading vehicle. The shares of closed-end investment companies often trade at a discount from their net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in municipal bonds have traded during some periods at prices higher than net asset value and have traded during other periods at prices lower than net asset value.


     PRIVATE ACTIVITY BONDS. The Fund may invest in tax-exempt securities classified as "private activity bonds." These bonds may subject some investors in the Fund to the alternative minimum tax. The Fund may invest all or any part of its assets in such private activity bonds.

     ALTERNATIVE MINIMUM TAX AND OTHER TAX CONSIDERATIONS. Interest on certain "private activity" Municipal Obligations is treated as a tax preference item for purposes of the federal alternative minimum tax. In addition, for corporations, interest on all tax-exempt obligations is taken into account in the computation of income subject to the federal alternative minimum tax. There is no specific limitation on the amount of the Fund's assets that may be invested in Municipal Obligations that pay interest that is treated as a tax preference item. Accordingly, an investment in Municipal Preferred shares of the Fund may not be appropriate for investors who are already subject to the federal alternative minimum tax or who would become subject thereto as a result of owning Municipal Preferred shares. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. See "Tax Matters."

     ANTITAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could discourage a third party from seeking to obtain control of the Fund.

     INVESTMENT CONSIDERATIONS. Investors in the Municipal Preferred shares should consider the following factors:

     - The credit ratings of the Municipal Preferred shares could be reduced while an investor holds such shares.

     - Neither broker-dealers nor the Fund are obligated to purchase Municipal Preferred shares in an auction or otherwise, nor is the Fund required to redeem shares of Municipal Preferred in the event of a failed auction.

     - If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of Municipal Preferred shares wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the auction. As a result, investors may not have liquidity of investment.

     NONDIVERSIFICATION. The Fund has registered as a "nondiversified" investment company under the Investment Company Act of 1940. This means that, as limited by federal income tax considerations, the Fund, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

     AUCTION RISK. You may not be able to sell your Municipal Preferred shares at an auction if the auction fails; that is, if there are more Municipal Preferred shares offered for sale than there are buyers for those shares. The Fund believes this event is unlikely. Also, if you place hold orders (orders to retain Municipal Preferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your Municipal Preferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of Municipal Preferred" and "The Auction -- Summary of Auction Procedures."

     SECONDARY MARKET. The broker-dealers intend to maintain a secondary trading market in the shares of Municipal Preferred outside of auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for Municipal Preferred shares will develop or, if it does develop, that it will provide holders with a liquid trading market. The Municipal Preferred shares will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Municipal Preferred shares, and a selling shareholder may have to sell Municipal Preferred shares between auctions at a price per share of less than $25,000. You may transfer Municipal Preferred shares outside of auctions only to broker-dealers or such other persons as may be permitted by the Trust.

     YEAR 2000 COMPLIANCE. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, other service providers and the issuers in which the Fund invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Advisor is taking steps that it believes are reasonably designed to address the Year 2000 Problem, including communicating with vendors who provide services, software and systems to the Fund in an attempt to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Advisor, and the insurers who will provide portfolio insurance for the Fund or insurance for specific Municipal Obligations in which the Fund invests are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness information, if available, is one of the factors considered by the Advisor in its assessment of the issuers in which the Fund invests. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)


     The table below sets forth the unaudited operating performance of the Fund from the commencement of the Fund's operations on October 29, 1999, until November 30, 1999. Since the Fund was recently organized and commenced operations on October 29, 1999, the table covers less than five weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in accordance with the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                                OCTOBER 29, 1999 TO
                                                                 NOVEMBER 30, 1999
                                                                -------------------
Net asset value -- beginning of period......................         $ 14.325
                                                                     --------
Net investment income.......................................            0.052(a)
Net realized and unrealized gain (loss).....................           (0.057)
                                                                     --------
     Total from investment operations.......................           (0.005)
                                                                     --------
Expenses incurred from initial public offering..............           (0.030)
                                                                     --------
Net asset value -- end of period............................         $ 14.290
                                                                     ========
Per share market value -- end of period.....................         $ 15.000
                                                                     ========
Total return based on net asset value (b)...................        (0.24    )%(d)
                                                                     ========
Total return based on market value (c)......................                0%(d)
                                                                     ========
Ratio of operating expenses to average net assets (e).......             0.55%(a)(f)
Ratio of offering costs to average net assets...............             0.21%
Ratio of total net expenses to average net assets (e).......             0.76%(a)(f)
Ratio of net investment income to average net assets (e)....             3.77%(a)(f)
Portfolio turnover rate.....................................                0%
Net assets at end of period (000)...........................          $34,382


---------------

(a) Net of fees and expenses waived or borne by the Advisor, which amounted to $0.045 and a ratio of fees and expenses waived or borne by the Advisor to average net assets of 3.46% (annualized).



(b) Had the advisor not reimbursed and/or waived a portion of expenses, total return would have been reduced.



(c) Total return at market value excluding brokerage commissions.


(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f) Annualized.

                                    THE FUND

     The Fund is a recently organized, closed-end, nondiversified management investment company. The Fund was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on August 10, 1999, and is registered under the Investment Company Act of 1940. On October 29, 1999, the Fund issued 2,400,000 common shares of beneficial interest, no par value (the "Common Shares"), pursuant to the initial public offering thereof and commenced operations. The Fund's common shares of beneficial interest are traded on the American Stock Exchange under the symbol "CCA". The Fund's principal office is located at One Financial Center, Boston, MA 02111, and its telephone number is
(617) 426-3750.

                                USE OF PROCEEDS


     The net proceeds of this offering will be approximately $24,131,200, after payment of the sales load to the Underwriters and estimated offering costs.


     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Municipal Obligations that meet the Fund's investment objective at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, the Fund will invest such proceeds initially in high-quality, short-term tax-exempt money market securities, the income on which will be exempt from federal income taxes (other than the possible incidence of any alternative minimum tax), or in high-quality Municipal Obligations with relatively low volatility (such as prerefunded and intermediate-term securities), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objective and Policies -- Temporary and Defensive Investments," the income on which is subject to federal income taxes.

                                 CAPITALIZATION

                              AT NOVEMBER 30, 1999



     The following table sets forth the unaudited capitalization of the Fund at November 30, 1999, and as adjusted to give effect to the issuance of the Series TH Municipal Preferred shares offered hereby (including estimated offering expenses and sales loads of $318,800).



                                                                ACTUAL       AS ADJUSTED
                                                              -----------    -----------
Shareholders' Equity:
Preferred Shares, no par value per share; 978 shares
authorized (no shares issued; 978 shares of Municipal
Auction Rate Cumulative Preferred Shares issued, as
adjusted, at $25,000 per share liquidation preference)......  $        --    $24,450,000
  Common Shares, no par value per share; unlimited shares
     authorized; 2,406,667 shares outstanding*..............   34,480,000     34,161,200
  Undistributed (overdistributed) net investment income.....       52,175         52,175
  Net realized gain (loss) from investment transactions.....           --             --
  Net unrealized appreciation (depreciation) of
     investments............................................     (150,259)      (150,259)
                                                              -----------    -----------
     Net Assets.............................................  $34,381,916    $58,513,116
                                                              ===========    ===========


---------------
* No outstanding shares are held by or for the account of the Fund.

                             PORTFOLIO COMPOSITION


     As of November 30, 1999, approximately 92.03% of the market value of the Fund's portfolio was invested in long- and intermediate-term Municipal Obligations and approximately 7.97% of the market value of the Fund's portfolio was invested in short-term securities. The following table sets forth information with respect to the composition of the Fund's investment portfolio (excluding short-term securities) as of November 30, 1999.



  STANDARD &   NUMBER OF       MARKET                            NUMBER OF       MARKET
  POOR'S*       ISSUES         VALUE        PERCENT   MOODY'S*    ISSUES         VALUE        PERCENT
  ----------   ---------   --------------   -------   --------   ---------   --------------   -------
    AAA           25       $28,696,085.80    80.21%      Aaa        21       $23,982,162.90    67.03%
    AA             1         1,273,305.00     3.56        Aa         1         1,273,305.00     3.56
     A             1           493,800.00     1.38         A         1           978,950.00     2.74
    BBB            3         3,471,320.00     9.70       Baa         3         2,416,560.00     6.75
    BB             1           448,750.00     1.25        Ba         0                 0.00     0.00
   NR**            3         1,393,967.00     3.90      NR**         8         7,126,249.90    19.92
                  --       --------------   ------     -----        --       --------------   ------
   Total          34       $35,777,227.80   100.00%    Total        34       $35,777,227.80   100.00%
                  ==       ==============   ======     =====        ==       ==============   ======


---------------
* Standard & Poor's rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba and B ratings.


** Some bonds are rated by only one rating agency, which results in a higher percentage of bonds in this category. The total market value of bonds that do not carry a rating from any rating service is $415,017.00, which represents 1.07% of the Fund's portfolio.


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income tax. This income will be earned by investing primarily in investment grade Municipal Obligations issued by or on behalf of the State of California or its political subdivisions, agencies, authorities and instrumentalities. Securities will be purchased and sold in an effort to maintain a competitive yield and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on the Advisor's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors. The Fund is designed for individual investors who are residents of California for tax purposes.



     During normal market conditions, substantially all of the Fund's total assets (at least 80%) will be invested in debt obligations issued by or on behalf of the State of California or its political subdivisions, agencies or instrumentalities, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and California state personal income taxes ("California Municipal Obligations"). At least 80% of the Fund's net assets will normally be invested in California Municipal Obligations rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's or BBB or higher by Standard & Poor's or comparably rated by any other Rating Agency) or, if unrated, determined by the Advisor to be of at least investment grade quality. At least 65% of the Fund's total assets will normally be invested in California Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Each insured California Municipal Obligation in the Fund's portfolio will be covered by specific insurance (either original issue insurance or secondary market insurance) or portfolio insurance purchased by the Fund. From time to time, the Fund may hold a significant amount of Municipal Obligations not rated by a Rating Agency. Under normal conditions, the Fund will invest primarily in long-term California Municipal Obligations (i.e., those with maturities over 10 years). The Fund may, however, invest in California Municipal Obligations without regard to maturity or duration.


     The Fund may invest up to 20% of its net assets in California Municipal Obligations rated Ba or B by Moody's or BB or B by Standard & Poor's and unrated California Municipal Obligations considered to be of comparable quality by the Advisor. The Fund may not invest in bonds rated below B or unrated bonds deemed by the Advisor to be of comparable quality. Investment in California Municipal Obligations of below investment grade quality involves special risks as compared with investment in higher-grade Municipal Obligations. These risks include greater sensitivity to a general economic downturn and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed. When the Fund invests in lower-rated or unrated California Municipal Obligations, it may be more dependent on the Advisor's research capabilities than when it invests in investment grade California Municipal Obligations. See "Risk Factors and Special Considerations." For a description of municipal bond ratings, see Appendix A to the Statement of Additional Information.

     In assessing the quality of Municipal Obligations (as defined below in "-- Description of Municipal Obligations") with respect to the foregoing requirements, the Advisor will consider the portfolio insurance purchased by the Fund or the specific insurance, letters of credit or similar credit enhancements covering particular Municipal Obligations and the creditworthiness of the financial institution providing such insurance or credit enhancements. For example, if Municipal Obligations are covered by insurance policies issued by insurers whose claims-paying ability is rated Aaa by Moody's or AAA by Standard & Poor's, or comparably rated by any other Rating Agency, the Advisor may consider such Municipal Obligations to be equivalent to Aaa or AAA rated securities, as the case may be, even though such Municipal Obligations would generally be assigned a lower rating if the rating were based primarily upon the credit characteristics of the issuers without regard to the insurance feature. When assessing the quality of Municipal Obligations, the Advisor will also consider the standards applied by insurance companies when determining eligibility for portfolio insurance.

     The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, the Advisor may consider such factors as the Advisor's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

     If current market conditions persist, the Fund expects that approximately 85% of its initial portfolio will consist of investment grade California Municipal Obligations rated as such at the time of investment by Moody's, Standard & Poor's or another Rating Agency (approximately 65% in Aaa/AAA; 10% in A; and 10% in Baa/BBB). Subject to market availability, the Fund would likely seek to invest approximately 5% of its initial portfolio in California Municipal Obligations that are, at the time of investment, rated Ba by Moody's, BB by Standard & Poor's or comparably rated by another Rating Agency and 10% in California Municipal Obligations that are not rated by any Rating Agency.

     Municipal Obligations, including California Municipal Obligations, include bonds, notes and commercial paper issued by municipalities for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax. Public purpose municipal bonds include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds from an anticipated bond issue, tax revenue or facility revenue, respectively.

     Some of the securities in which the Fund invests may include so-called "zero coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero coupon bonds are issued at a significant discount from face value and pay interest only at maturity, rather than at intervals during the life of the security. The Fund is required to take into account income from zero coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Fund is required to distribute substantially all of its income for each taxable year. Thus, the Fund may have to sell other investments to obtain cash needed to make income distributions.

     Until such time as the Fund is fully invested (approximately two to three months after the completion of the initial public offering of its common shares), the Fund may invest up to 20% of its total assets in inverse floating rate municipal bonds (which are bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index) ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the prices of these securities may be volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed-rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and its use of leverage likely will adversely affect the Fund's income and distributions to shareholders. The Fund does not intend to invest in inverse floaters once it becomes fully invested.

     It is a fundamental policy of the Fund, which may not be changed without approval of holders of a majority of the Fund's outstanding voting securities (as defined in the Statement of Additional Information under "Investment Objective and Policies -- Fundamental Investment Policies"), to invest, under normal circumstances, at least 80% of its total assets in California Municipal Obligations. Except for this policy and the other fundamental investment policies listed in the Statement of Additional Information under "Investment Objective and Policies -- Fundamental Investment Policies," the Fund's investment policies and its investment objective may be changed without shareholder approval.

     In addition to investing in Municipal Obligations, the Fund may attempt to hedge against changes in interest rates by engaging in transactions involving interest rate futures contracts ("financial futures"), index futures and options on financial futures, tax-exempt indices and index futures. See "Investment Objective and Policies -- Hedging Activities." The costs of and possible losses incurred from such transactions may reduce the Fund's current return.

     The Fund may also purchase securities on a "when-issued" basis, enter into repurchase agreements and invest in other taxable instruments, subject to certain limitations. See "Investment Objective and Policies -- Forward Commitments," "Investment Objective and Policies -- Repurchase Agreements" and "Investment Objective and Policies -- Temporary and Defensive Investments."

     The Advisor utilizes a top-down investment strategy that seeks to strike a balance between investment performance potential and avoiding undue credit risk. The Advisor first analyzes the various factors that can influence the direction of interest rates, including economic growth and inflation. It then structures the Fund based on its view of the appropriate sector and geographic diversification. Investments are based on the Advisor's fundamental research and ongoing credit analysis. The Advisor's research analysts examine credit histories, revenue sources, capital structures and other data. The Advisor employs a total of 20 municipal investment professionals. These professionals work in a team-based environment in which every investment team holds a vested interest in a portfolio's performance.

DESCRIPTION OF MUNICIPAL OBLIGATIONS


     As used in this prospectus, the term "Municipal Obligations" refers to debt obligations the interest on which was at the time of issuance, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax (other than the possible incidence of any alternative minimum tax). (For a description of the federal alternative minimum tax, see "Tax Matters -- Federal Taxation of Shareholders.") The term "California Municipal Obligations" refers to Municipal Obligations the interest on which is also, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from California state personal income tax. California Municipal Obligations include debt obligations issued by the State of California or any political subdivision thereof, or any other municipal debt obligations the interest on which is exempt from federal income tax and California state personal income tax, to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, mass transportation, roads, schools and water and sewer works or for other public purposes. Interest on industrial development bonds used to fund the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may also be exempt from federal income and/or California state personal income taxes, but the size of such issues is limited under current federal tax law. The Fund may not be a desirable investment for "substantial users" of facilities financed by industrial development bonds or other private activity bonds or for "related persons" of substantial users. See "Tax Matters" in the Statement of Additional Information. The Fund has no present intention of investing in Municipal Obligations the interest on which is not exempt from federal income tax (other than the possible incidence of any alternative minimum tax). The Advisor will not, in any event, conduct any independent investigation as to the tax status of any securities in which the Fund invests or of the issuers of such securities.


     The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer's legislative body. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds and other private activity bonds also generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit quality of industrial development bonds and other private activity bonds is usually directly related to the credit of the corporate user of the facilities. Payment of principal of and interest on industrial development bonds and other private activity bonds is the responsibility of the corporate user (and any guarantor).

     Prices and yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, the financial condition of the issuer, general conditions in the tax-exempt bond market, the size of a particular offering, the maturity of the obligation and the ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     The ratings of Moody's, Standard & Poor's and other Rating Agencies represent their opinions and are not absolute standards of quality. Municipal Obligations with the same maturity, interest rate and rating may have different yields, while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

     Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their Municipal Obligations may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties into the market for Municipal Obligations or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Obligations in the same manner.


     Interest income from certain types of Municipal Obligations may be a tax preference item for purposes of the federal alternative minimum tax for individual investors. Distributions to corporate investors of exempt interest income may also be indirectly subject to the alternative minimum tax. The Fund may not be suitable for investors currently or who may become subject to the alternative minimum tax.


MUNICIPAL OBLIGATION INSURANCE

     At least 65% of the Fund's total assets will normally be invested in California Municipal Obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest. Each insured Municipal Obligation in the Fund's portfolio will be covered by specific insurance (either original issue insurance or secondary market insurance) or portfolio insurance purchased by the Fund. It is anticipated that initially a majority of the insured Municipal Obligations held by the Fund will be insured under insurance obtained by parties other than the Fund.

     When purchasing insured Municipal Obligations, the Fund will generally seek to purchase those Municipal Obligations covered by insurance that is issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by Standard & Poor's, or comparably rated by another Rating Agency. Similarly, the Fund will generally obtain portfolio insurance issued by insurers whose claims-paying ability is rated "Aaa" by Moody's or "AAA" by Standard & Poor's, or comparably rated by another Rating Agency. However, the Fund may also purchase Municipal Obligations insured by, and obtain portfolio insurance from, insurers with a lower rating. The Fund may obtain Municipal Obligation insurance from Ambac Assurance Corporation, Financial Security Assurance Inc., MBIA Insurance Corporation, Financial Guaranty Insurance Company, Asset Guaranty Insurance Company and American Capital Access Financial Guaranty Corporation. The Fund is not obligated to obtain Municipal Obligation insurance from any of these insurers, and may obtain Municipal Obligation insurance from insurers other than or in addition to these insurers. While there is currently no limit on the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any one insurer, guidelines of one or more Rating Agencies rating the Municipal Preferred shares may impose such limitations.

     Municipal Obligations covered by specific insurance, rather than by portfolio insurance, will have the same rating as the rating of the claims-paying ability of the insurer issuing the policy. Municipal Obligations covered by portfolio insurance, however, will be rated based primarily on the credit characteristics of the issuer, without regard to the portfolio insurance, and generally will be rated below "Aaa" or "AAA." While the Fund holds a Municipal Obligation covered by portfolio insurance, such Municipal Obligation will, effectively, be of the same credit quality as a Municipal Obligation covered by a specific insurance policy issued by the same insurance company.

     The Fund's policy of generally buying Municipal Obligations insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only at the time the Fund buys the Municipal Obligation. If a Rating Agency downgrades an insurer's claims-paying ability, the Fund is not required to sell Municipal Obligations covered by that insurer's policies. If a Rating Agency downgrades its rating of an insurer, it would probably downgrade its rating of a Municipal Obligation covered by that insurer's original issue insurance or secondary market insurance. Municipal Obligations in the Fund's portfolio covered by that insurer's portfolio insurance would also probably be downgraded. Moody's and Standard & Poor's continually assess the claims-paying ability of insurers and the creditworthiness of Municipal Obligation issuers, and there can be no assurance that Moody's and Standard & Poor's will not downgrade their ratings. The value of Municipal Obligations covered by portfolio insurance that are in default or in significant risk of default will be determined by separately establishing a value for the Municipal Obligation and a value for the portfolio insurance.

     ORIGINAL ISSUE INSURANCE. Original issue insurance is insurance purchased by the issuer of Municipal Obligations or a third party to cover a particular issue of Municipal Obligations at the time those Municipal Obligations are issued. Under this insurance, the insurer unconditionally guarantees to the holder of the Municipal Obligation the timely payment of principal and interest when and as these payments become due if the issuer does not pay them. However, if the due date of the principal is accelerated because of mandatory or optional redemption (other than acceleration because of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as principal payments would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts the holders receive from any trustee for the Municipal Obligation issuer or from any other source. Original issue insurance does not guarantee the payment of any redemption premium (except for certain premium payments for certain small issue industrial development and pollution control Municipal Obligations), the value of the Fund's shares or the market value of Municipal Obligations, or payments of any tender purchase price upon the tender of the Municipal Obligations. Original issue insurance also does not insure against nonpayment of principal or interest on Municipal Obligations resulting from the insolvency, negligence, or any other act or omission of the trustee or other paying agent for these Municipal Obligations.

     Original issue insurance remains in effect as long as the Municipal Obligations it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Obligations. Consequently, original issue insurance may be considered to represent an element of market value of the Municipal Obligations so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

     SECONDARY MARKET INSURANCE. Secondary market insurance is insurance that is purchased by the purchaser of a Municipal Obligation (such as the Fund), rather than the issuer, to cover that security. Secondary market insurance generally provides the same type of coverage as original issue insurance and, as with original issue insurance, secondary market insurance remains in effect as long as the Municipal Obligations it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these Municipal Obligations.

     One of the purposes of acquiring secondary market insurance for a particular Municipal Obligation is to enable the Fund to enhance the value of the security. The Fund, for example, might seek to buy a particular Municipal Obligation and obtain secondary market insurance for it if, in the Advisor's opinion, the market value of the security, as insured, would exceed the current value of the security without insurance plus the cost of the secondary market insurance. Similarly, if the Fund owns but wishes to sell a Municipal Obligation that is then covered by portfolio insurance, the Fund might seek to obtain secondary market insurance for it if, in the Advisor's opinion, the net proceeds of the Fund's sale of the security, as insured, would exceed the current value of the security plus the cost of the secondary market insurance. In determining whether to insure Municipal Obligations the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of Municipal Obligations. See "Original Issue Insurance" above.

     PORTFOLIO INSURANCE. The Fund may also purchase policies of portfolio insurance, each of which would guarantee the payment of principal and interest on specified eligible Municipal Obligations the Fund has bought. Except as described below, portfolio insurance generally provides the same type of coverage as original issue insurance or secondary market insurance. Municipal Obligations insured under one portfolio insurance policy would generally not be insured under any other policy the Fund buys. A Municipal Obligation is eligible for coverage under a policy if it meets certain requirements of the insurer. If a Municipal Obligation is already covered by original issue insurance or secondary market insurance, then the security is not required to be additionally insured under any portfolio insurance policy that the Fund may buy.

     Each portfolio insurance policy will terminate for any Municipal Obligation that has been redeemed or that the Fund has sold on the date of redemption or the settlement date of sale. A portfolio insurer will have no liability after such date under the relevant portfolio insurance policy for any such Municipal Obligation, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any Municipal Obligation, the policy will terminate for that Municipal Obligation on the business day immediately following the payment date.

     One or more portfolio insurance policies purchased by the Fund may provide the Fund, under an irrevocable commitment of the insurer, with an option to obtain permanent insurance for a Municipal Obligation upon the sale of that Municipal Obligation by the Fund. The Fund would exercise the right to obtain permanent insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the Municipal Obligation. The Fund expects to exercise any such option only if, in the Advisor's opinion, the net proceeds from the sale of a given Municipal Obligation, as insured, would exceed the proceeds from the sale of that security without insurance.

     The permanent insurance premium for each Municipal Obligation is determined based upon the insurability of each security as of the date the Fund originally bought the security. This premium will not be increased or decreased for any change in the security's creditworthiness, unless the security is in default as to payment of principal or interest, or both. If this happens, the permanent insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

     The Fund generally intends to retain any insured Municipal Obligations covered by portfolio insurance that are in default or in significant risk of default and to place a value on the insurance, which value ordinarily will be the difference between the market value of the defaulted Municipal Obligation and the market value of similar Municipal Obligations of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, the Advisor may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted Municipal Obligation and either its par value or the market value of similar Municipal Obligations that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds defaulted Municipal Obligations, it may be limited in its ability to manage its investment portfolio and to purchase other Municipal Obligations. Except as described above for Municipal Obligations covered by portfolio insurance that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the Municipal Obligations it holds.

     Because each portfolio insurance policy will terminate for a particular covered Municipal Obligation on the date the Fund sells that Municipal Obligation, the insurer will be liable only for those payments of principal and interest that are then due and owing (unless the Fund obtains permanent insurance). Portfolio insurance will not enhance the marketability of the Fund's Municipal Obligations, whether or not the Municipal Obligations are in default or in significant risk of default. On the other hand, because original issue insurance and secondary market insurance will remain in effect as long as the Municipal Obligations they cover are outstanding, these insurance policies may enhance the marketability of these Municipal Obligations even when they are in default or in significant risk of default. The exact effect of insurance, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell Municipal Obligations covered by original issue insurance or secondary market insurance that are in default or in significant risk of default.

     The Fund would generally pay the premiums for a portfolio insurance policy monthly, and premiums are adjusted for purchases and sales of Municipal Obligations covered by the policy during the month. The yield on the Fund's portfolio would be reduced to the extent of the insurance premiums the Fund pays which, in turn, will depend upon the characteristics of the covered Municipal Obligations. If the Fund were to buy secondary market insurance for any Municipal Obligation then covered by a portfolio insurance policy, the coverage and the obligation to pay monthly premiums under the portfolio insurance policy would cease with respect to that Municipal Obligation.

HEDGING ACTIVITIES

     Hedging is a means of transferring risk that an investor does not desire to assume in an uncertain interest rate environment. The Advisor believes it is possible to reduce or enhance the effects of interest rate fluctuations through the use of futures contracts and options on financial instruments. However, so long as either Standard & Poor's or Moody's is rating the Municipal Preferred shares, the Fund will only engage in futures or options transactions in accordance with guidelines of such Rating Agencies and, to the extent transactions would not be permitted by such guidelines, only after it has received written confirmation from Standard & Poor's or Moody's, as appropriate, that such transactions would not impair the ratings then assigned by such Rating Agency to Municipal Preferred shares. Thus, the ability of the Fund to engage in hedging activities may be limited by such Rating Agency restrictions.

     The Fund may purchase and sell financial futures and tax-exempt bond index futures contracts ("index futures") to hedge against changes, caused by changing interest rates, in the market value of Municipal Obligations in its portfolio or that it intends to acquire. In order to hedge, the Fund may also purchase and write put and call options on financial futures, tax-exempt bond indices and index futures. The costs of and possible losses incurred from these transactions may reduce the Fund's current return. The decision as to when and to what extent the Fund will engage in hedging transactions will depend upon a number of factors, including any Rating Agency guideline restrictions, prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in hedging transactions at any given time or from time to time or that such transactions, if available, will be effective.

     Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. See "Tax
Matters -- Federal Taxation of Shareholders."

     The Fund will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio or that it intends to acquire. In addition, the Fund will not purchase or sell futures contracts or purchase or sell related options if immediately thereafter the sum of the amount of its initial margin deposits on its existing futures and related options positions and premiums paid for related options would exceed 5% of its total assets (taken at current value). In instances involving the purchase or sale of futures contracts or call options thereon or the writing of call or put options thereon by the Fund, an amount of cash or liquid high-grade securities equal to the underlying commodity value of the futures contracts and options (less any related margin deposits) will be deposited in a segregated account with the Fund's custodian to collateralize the position and thereby ensure that the use of such futures contracts and options is unleveraged.

     The Fund might not employ any of the hedging strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Fund, the Fund might have been in a better position if it had not entered into the position at all. Also, suitable hedging transactions may not be available in all circumstances or, if available, effective.

     FINANCIAL FUTURES. In connection with its hedging activities, the Fund may engage in transactions involving financial futures. A financial future is a contract that obligates the seller to deliver and the purchaser to take delivery of a specified type of financial instrument at a specified future time and at a specified price. Although financial futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract purchase or sale is effected by entering into an offsetting transaction. Financial futures trade on boards of trade that have been designated "contracts markets" by the Commodity Futures Trading Commission. Financial futures trade on these markets in a manner that is similar to the way a stock trades on a stock exchange. The boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are financial futures based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") certificates, three-month U.S. Treasury bills and three-month domestic bank certificates of deposit. The Fund expects other financial futures to be developed and traded. The Fund expects to engage in transactions involving financial futures if, in the opinion of the Advisor, they are appropriate hedging instruments for the Fund.

     The sale of financial futures by the Fund is for the purpose of hedging the Fund's holdings of long-term debt securities. In the event of a rise in interest rates, the value of the Fund's short position in financial futures would increase at approximately the same rate as the value of the long-term bonds in its portfolio would decline, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

     If, on the other hand, interest rates were expected to decline, the Fund might purchase futures contracts and thus take advantage of the anticipated rise in the value of long-term securities. In such an event, the futures contracts could be liquidated and the Fund's cash reserves could be raised to buy long-term securities in the cash market.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the sale or purchase of a financial future. The Fund will initially be required to deposit with the Fund's custodian an amount of "initial margin" of cash or U.S. Treasury bills equal to a small percentage of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin on financial futures does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the financial future, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called maintenance margin, will be made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the financial future more or less valuable, a process known as "marking to market." For example, when the Fund has sold a financial future and the price of the underlying debt security has declined, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase. Conversely, where the Fund has sold a financial future and the price of the underlying debt security has increased, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the financial future, the Fund may elect to close the position by taking an opposite position in the financial future. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While financial futures based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the financial future is terminated by entering into an offsetting transaction. An offsetting transaction for a financial future sale is effected by the Fund entering into a financial future purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss.

     There are several risks in connection with the use of financial futures by the Fund as a hedging device. One risk may arise because of the imperfect correlation between movements in the price of the financial future and movements in the price of the debt securities that are the subject of the hedge. Financial futures based on U.S. Government securities and GNMA certificates historically have reacted to an increase or decrease in interest rates in a similar fashion to the underlying U.S. Government securities and GNMA certificates. To the extent, however, that the Fund enters into financial futures on other than Municipal Obligations, there is a possibility that the value of such financial futures would not vary in direct proportion to the value of the Fund's holdings of Municipal Obligations.

     Another result of the imperfect correlation between movements in the prices of the financial future and of the debt securities being hedged is that the price of the financial future may move more or less than the price of the debt securities being hedged. If the price of the financial future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage will be partially offset by the futures contract. If the price of the financial future moves more than the price of the security, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the prices of the debt securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of related financial futures, the Fund may purchase or sell financial futures in a greater or lesser dollar amount than the dollar amount of the securities being hedged.

     The market prices of financial futures may be affected by several factors other than interest rates. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close financial futures through offsetting transactions, which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and the imperfect correlation between movements in the prices of debt securities and movements in the prices of related financial futures, a correct forecast of interest rate trends by the Advisor may still not result in a successful hedging transaction.

     Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to engage in futures transactions only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin.

     OPTIONS ON FINANCIAL FUTURES. The Fund may also purchase put and call options on financial futures which are traded on a U.S. exchange or board of trade or over the counter and enter into closing transactions with respect to such options to terminate an existing position. The purchase of put options on financial futures is analogous to the sale of futures so as to hedge the Fund's portfolio of debt securities against the risk of rising interest rates. The purchase of call options on financial futures is analogous to the purchase of futures contracts and represents a means of obtaining temporary exposure to market appreciation at limited risk. Such options may be used to protect against a market advance when the Fund is not fully invested.

     The Fund may write call options on futures contracts, which constitutes a partial hedge against any declining price of long-term debt securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price at expiration exceeds the exercise price, the Fund will ordinarily realize a loss equal to the amount of such excess.

     The Fund may write put options on futures contracts, which constitutes a partial hedge against an increase in the price of long-term debt securities when the Fund is not fully invested. If the futures price at expiration is above the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the market price of long-term debt securities. If the futures price at expiration is less than the exercise price, the Fund will ordinarily realize a loss equal to the difference between the futures price and the exercise price.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash in an amount equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently options can be purchased or written with respect to futures contracts on U.S. Treasury bonds or notes on the Chicago Board of Trade. The holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

     There are several special risks related to transactions in options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to the Fund when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

     An option position may be closed out only on an exchange or board of trade that provides a secondary market for an option of the same series. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange or board of trade may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon closing out the futures positions acquired pursuant to the exercise of such option.

     Reasons for the absence of a liquid secondary market for options on financial futures on an exchange or board of trade include the following:

     - there may be insufficient trading interest in certain options;

     - restrictions may be imposed by an exchange or board of trade on opening transactions or closing transactions or both;

     - trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;

     - unusual or unforeseen circumstances may interrupt normal operations on an exchange or board of trade;

     - the facilities of an exchange or board of trade or the Options Clearing Corporation (the "Clearing Corporation") may not at all times be adequate to handle current trading volume; or

     - one or more exchanges or boards of trade could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange or board of trade (or in that class or series of options) would cease to exist, although outstanding options on that exchange or board of trade which had been issued by the Clearing Corporation as a result of trades on that exchange or board of trade could continue to be exercisable in accordance with their terms.

Privately negotiated and over-the-counter options on financial futures may not be as regulated as and may be less marketable than options traded on an exchange or board of trade.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Clearing Corporation inadequate, and thereby result in the institution by an exchange or board of trade of special procedures that may interfere with the timely execution of customers' orders.

     TAX-EXEMPT BOND INDEX TRANSACTIONS. The Fund anticipates utilizing tax-exempt bond index futures as a hedge against changes in the market value of the Municipal Obligations in its portfolio or which it intends to acquire. A tax-exempt bond index assigns relative values to the Municipal Obligations included in the index. A tax-exempt bond index fluctuates with changes in the market values of the Municipal Obligations included in the index. An index future is a bilateral agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. An index future has similar characteristics to financial futures discussed above except that settlement is made through delivery of cash rather than the underlying securities.

     The Fund's strategies in employing index futures will be similar to the strategies involved in financial futures transactions. Tax-exempt bond index futures transactions also will be subject to risks similar to those described above with respect to financial futures, except that the correlation between movements in the price of a futures contract and movements in the price of the Fund's portfolio securities is likely to be higher for tax-exempt index futures than for financial futures.

     The Fund may also purchase and write put and call options on tax-exempt bond indices and on tax-exempt bond index futures and enter into closing transactions with respect to such options. An option on an index gives the holder the right to receive cash upon exercise of the option in an amount equal to a specified multiple times the amount by which the fixed exercise price of the option exceeds, in the case of a put, or is less than, in the case of a call, the closing value of the underlying index on the date of exercise. An option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than to sell (in the case of a put option) or buy (in the case of a call option) a debt instrument at a specified exercise price at any time during the period of the option. Upon exercise of the put option, the delivery of the futures position by the holder of the option to the writer of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the put option on the index future.

FORWARD COMMITMENTS

     New issues of Municipal Obligations are often purchased on a "when-issued" or delayed delivery basis. The payment obligations and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will not begin earning interest on such securities, however, until the securities are scheduled for settlement. The Fund may enter into such "forward commitments" if it holds and maintains until the settlement date, in a segregated account, cash or liquid securities which are "marked to market" daily in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the Municipal Obligation to be purchased declines prior to the settlement date. Such a decline in value could result from, among other things, changes in the level of interest rates or other market factors. This risk is in addition to the risk of decline in the value of the Fund's other assets. Although the Fund generally will enter into forward commitments with the intention of acquiring Municipal Obligations for its portfolio, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize capital gain or loss upon the sale of forward commitments. Any such gains, if not offset by net realized capital losses, will be distributed to shareholders in taxable distributions.

REPURCHASE AGREEMENTS


     The Fund may purchase U.S. Government securities and concurrently enter into so-called "repurchase agreements" with the seller, usually a bank or broker-dealer, whereby the seller agrees to repurchase such securities at the Fund's cost plus interest within a specified time (normally one day). While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Fund will follow procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with the member banks of the Federal Reserve System and registered broker-dealers having creditworthiness substantially equivalent to that of the issuers of investment grade debt securities. In addition, the Fund's repurchase agreements will require that the Fund receive collateral which must always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a seller, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


INVESTMENT COMPANY SECURITIES

     The Fund may purchase common shares of closed-end investment companies that have a similar investment objective and similar policies to the Fund. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Fund, will not exceed 10% of the Fund's total assets, and no such company will be affiliated with the Advisor. These companies bear fees and expenses that the Fund will incur directly.

TEMPORARY AND DEFENSIVE INVESTMENTS

     A portion of the Fund's assets will be held in cash or invested in short-term securities for day-to-day operating purposes. It is the intention of the Fund that short-term investments will also be invested in securities exempt from regular federal income tax and California state personal income tax. However, if such securities are not available or if they are available only on a when-issued basis, the Fund may invest up to 20% of its total assets in short-term obligations of the U.S. Government. In such situations, the Fund may also invest in repurchase agreements or short-term notes and obligations rated A-1+ of banks that have or whose parent holding companies have long-term debt ratings of Aaa/AAA or of corporations with long-term debt ratings of Aaa/AAA, the interest on all of which is not exempt from federal income tax or California state personal income tax. Notwithstanding the foregoing, the Fund may temporarily invest more than 20% of its assets in such taxable obligations for defensive purposes. The ability of the Fund to invest in securities other than tax-exempt securities (as well as its ability to enter into repurchase agreements) is limited, however, by a requirement of the Internal Revenue Code that at least 50% of its total assets be invested in tax-exempt securities at the end of each quarter in order to pass through to shareholders the federal income tax exemption for dividends derived from net investment income on tax-exempt securities. See "Tax Matters -- Federal Taxation of Shareholders." The Fund's use of temporary and defensive investments may prevent it from achieving its investment objective.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is responsible for the general supervision of the Fund, including general supervision of the duties performed by the Advisor under its Management Agreement with the Fund. There are 13 trustees of the Fund, four of whom are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, the Advisor or one or more of the Underwriters. The names and addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE ADVISOR


     The Advisor is Colonial Management Associates, Inc., a Massachusetts corporation having its principal offices at One Financial Center, Boston, Massachusetts 02111. The Advisor is a wholly owned subsidiary of Liberty Funds Group LLC ("Liberty Funds Group") and both Liberty Funds Group and the Advisor are indirect, majority-owned subsidiaries of Liberty Mutual Insurance Company ("Liberty"), an underwriter of workers' compensation insurance and a property and casualty insurer in the United States. The Advisor has been an investment advisor since 1931. As of October 31, 1999, the Advisor served as investment advisor or sub-advisor for 62 open-end and 7 closed-end management investment companies and managed over $16.3 billion in assets.


     The Advisor's mutual funds and institutional investment advisory businesses are part of a larger business unit known as Liberty Funds Group LLC ("LFG") that includes several separate legal entities. LFG includes certain affiliates of the Advisor, principally Stein Roe & Farnham Incorporated ("Stein Roe"). The Advisor and the LFG business unit are managed by a single management team. The Advisor, Stein Roe and the other LFG entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Fund. The Advisor is a registered investment advisor. The Advisor, Stein Roe and the other entities that make up LFG are subsidiaries of Liberty Financial Companies, Inc.

     William C. Loring and Brian M. Hartford, each a Senior Vice President of the Advisor, have managed the Fund since its inception in 1999. Messrs. Loring and Hartford have managed various other tax-exempt funds for the Advisor since 1986 and 1993, respectively.

MANAGEMENT AGREEMENT

     The Management Agreement between the Advisor and the Fund (the "Management Agreement") provides that, subject to the direction of the Board of Trustees of the Fund and the applicable provisions of the Investment Company Act of 1940, the Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Trustees of the Fund and compliance with the applicable provisions of the Investment Company Act of 1940.

     The Advisor provides the Fund with accounting, bookkeeping and pricing services and other services and office facilities (the expenses of which are borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

     Under the Management Agreement, the Advisor receives a monthly advisory fee at the annual rate of 0.65% of the average weekly net assets of the Fund. Since the Advisor's fee is based on the average weekly net assets of the Fund, the Advisor will benefit from the increase in the Fund's net assets resulting from the offering of the Municipal Preferred shares. It is not possible to state precisely the amount of additional compensation the Advisor will receive as a result of the offering because the proceeds of the offering will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the offering, assuming all of the Municipal Preferred shares offered hereby are purchased, the Advisor would receive additional annual advisory fees of approximately
$          as a result of the increase in average weekly net assets under management over the Fund's current net assets under management, assuming no fluctuations in the value of the Fund's portfolio securities.

     The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of certain other funds distributed by affiliates of Liberty in selecting broker-dealers for portfolio security transactions.

     In addition to the fee of the Advisor, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Advisor), custodian, registrar, transfer and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of shareholder reports, expenses of preparing, printing and distributing notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first ten years of the Fund's operation, the Advisor has agreed to waive the Fund's fees and expenses in the amounts, and for the time periods, set forth below:

                                   PERCENTAGE
                                     WAIVED
                                (AS A PERCENTAGE
                                   OF AVERAGE
                                  WEEKLY TOTAL
YEAR ENDING NOVEMBER 30,          NET ASSETS)*
------------------------        ----------------
2000**........................       0.30%
2001..........................       0.30%
2002..........................       0.30%
2003..........................       0.30%
2004..........................       0.30%

                                   PERCENTAGE
                                     WAIVED
                                (AS A PERCENTAGE
                                   OF AVERAGE
                                  WEEKLY TOTAL
YEAR ENDING NOVEMBER 30,          NET ASSETS)*
------------------------        ----------------
2005..........................       0.25%
2006..........................       0.20%
2007..........................       0.15%
2008..........................       0.10%
2009..........................       0.05%

---------------
 * Including net assets attributable to Municipal Preferred shares.

** From the commencement of operations.

     The Advisor has not agreed to waive any portion of the Fund's fees and expenses beyond November 30, 2009.

                                  THE AUCTION

SUMMARY OF AUCTION PROCEDURES

     The following is a brief summary of the auction procedures. They are described in more detail in the Statement of Additional Information. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Additional Information or the proposed provisions of the Amended and Restated By-Laws of the Fund (the "By-Laws"). See the Statement of Additional Information for a full description of the auction procedures. The auction determines the Applicable Rate (the dividend rate) for Municipal Preferred shares, but the Applicable Rate will not be higher than the Maximum Rate. See "Description of Municipal
Preferred -- Dividends and Dividend Periods." You also may buy or sell Municipal Preferred shares in the auction.

     If you own Municipal Preferred shares, you may instruct, orally or in writing, a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter an order in the auction. For purposes of this discussion regarding the auction procedures, a "Broker-Dealer" is any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a broker-dealer that is a member of, or a participant in, The Depository Trust Company or is an affiliate of such member or participant, has been selected by the Fund and has entered into an agreement with the Fund and the auction agent to follow the auction procedures. Existing Municipal Preferred shareholders can enter three kinds of orders regarding their Municipal Preferred shares: sell, bid, and hold.

     - If you enter a sell order, you indicate that you want to sell shares of Municipal Preferred at $25,000 per share, no matter what the next rate period's Applicable Rate will be.

     - If you enter a bid (or "hold at a rate") order, you indicate that you want to sell shares of Municipal Preferred only if the next rate period's Applicable Rate is less than the rate you specify.

     - If you enter a hold order, you indicate that you want to continue to own shares of Municipal Preferred, no matter what the next rate period's Applicable Rate will be.

     You may enter different types of orders for your Municipal Preferred shares, as well as orders for additional Municipal Preferred shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Municipal Preferred shares, and the Applicable Rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own Municipal Preferred shares and submit a bid higher than the Maximum Rate, your bid will be treated as a sell order. If you do not enter an order, the Broker-Dealer will assume that you want to continue to hold Municipal Preferred shares, but if you fail to submit an order and the rate period is longer than 28 days, the Broker-Dealer will treat your failure to submit a bid as a sell order.

     If you do not currently own Municipal Preferred shares, or want to buy more shares, you may instruct a Broker-Dealer, or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the Maximum Rate, your order will not be accepted.

     Broker-Dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to submit orders from existing shareholders and potential shareholders. A Broker-Dealer's failure to submit orders for Municipal Preferred shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the Broker-Dealer. A Broker-Dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund.

     The auction agent after each auction for Municipal Preferred shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers, in the case of any auction immediately preceding a rate period of one year or longer, of the purchase price of Municipal Preferred shares placed by the Broker-Dealers at the auction.

     If the number of Municipal Preferred shares subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for Municipal Preferred shares is at least equal to the number of Municipal Preferred shares subject to sell orders, then the Applicable Rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the Municipal Preferred shares available for purchase in the auction.

     If the number of Municipal Preferred shares subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for Municipal Preferred shares is less than the number of Municipal

Preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the Maximum Rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the shares for which they submitted sell orders.

     The auction agent will not accept a bid above the Maximum Rate. The purpose of the Maximum Rate is to place an upper limit on Municipal Preferred dividends and in so doing to help protect the earnings available to pay common share dividends, and to serve as the Applicable Rate in the event of a failed auction (that is, an auction where there are more Municipal Preferred shares offered for sale than there are buyers for those shares).

     If Broker-Dealers submit or are deemed to submit hold orders for all outstanding Municipal Preferred shares, that is considered an "all hold" auction and the Applicable Rate for the next rate period will be the All Hold Order Rate. The All Hold Order Rate is the lesser of the Standard & Poor's Kenny 30-day High Grade Index (if the rate period is less than 183 days) or the product of:

          (1)(a) the "AA" Composite Commercial Paper Rate on the auction date for that rate period if the rate period is less than 183 days, (b) the Treasury Bill Rate on the auction date for that rate period if the rate period is greater than 182 days but less than 365 days, or (c) the Treasury Note Rate on the auction date for that rate period if the rate period is greater than 364 days; and

          (2) 1 minus the greater of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate.

     However, if the Fund has notified the auction agent that it intends to allocate any net capital gains or other federally taxable income to Municipal Preferred shares for that rate period, the All Hold Order Rate may be adjusted as set forth in the Statement of Additional Information.

     The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in his or her order. If this happens, Broker-Dealers will be required to make appropriate pro rata allocations among their customers.

     Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through Broker-Dealers in same-day funds to The Depository Trust Company against delivery to the Broker-Dealers. The Depository Trust Company will make payment to the sellers' Broker-Dealers in accordance with its normal procedures, which require Broker-Dealers to make payment against delivery in same-day funds. Throughout this prospectus, a business day is a day on which the New York Stock Exchange is open for trading, and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York, are authorized by law to close.

     If the Fund plans to include any net capital gains or other federal taxable income in a Municipal Preferred dividend, it generally will notify the auction agent of the amount to be included at least a week before the next dividend payment date for the rate period in which taxable income will be included in the dividend. The auction agent will notify Broker-Dealers, who in turn will notify their customers.


     The first auction for Municipal Preferred shares will be held on Thursday,
          , 1999, the business day preceding the dividend payment date for the initial rate period. Thereafter, except during special rate periods, auctions will normally be held every Thursday, and each subsequent rate period will normally begin on the following Friday.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of Municipal Preferred, and three current shareholders. The three current shareholders and three potential shareholders submit orders through Broker-Dealers at the auction:

Current Shareholder A    Owns 500 shares, wants to sell  Bid order of 3.5% rate for all all 500 shares if auction rate  500 shares
                         is less than 3.5%
Current Shareholder B    Owns 300 shares, wants to hold  Hold order -- will take the auction rate
Current Shareholder C    Owns 200 shares, wants to sell  Bid order of 3.3% rate for all all 200 shares if auction rate  200 shares
                         is less than 3.3%
Potential Shareholder D  Wants to buy 200 shares         Places order to buy at or
                                                         above 3.4%
Potential Shareholder E  Wants to buy 300 shares         Places order to buy at or
                                                         above 3.3%
Potential Shareholder F  Wants to buy 200 shares         Places order to buy at or
                                                         above 3.5%

     The lowest dividend rate that will result in all 1,000 shares of Municipal Preferred continuing to be held is 3.4% (the offer by D). Therefore, the Applicable Rate will be 3.4%. Current shareholders B and C will continue to own their shares. Current shareholder A will sell its shares because A's dividend rate bid was higher than the Applicable Rate. Potential shareholder D will buy 200 shares and Potential shareholder E will buy 300 shares, both because their bid rates were at or below the Applicable Rate. Potential shareholder F will not buy any shares because its bid rate was above the Applicable Rate.

SECONDARY MARKET TRADING AND TRANSFER OF MUNICIPAL PREFERRED

     The Broker-Dealers (including the Underwriters) expect, but are not obligated, to maintain a secondary trading market in Municipal Preferred shares outside of auctions. There can be no assurance that a secondary trading market for Municipal Preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment. The Municipal Preferred shares will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations System. Investors who purchase Municipal Preferred shares in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that rate period, the value of such shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     An existing shareholder may sell, transfer, or otherwise dispose of Municipal Preferred shares only in whole shares and only (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Municipal Preferred shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing shareholder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the auction agent of such transfer.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the Fund will be determined no less frequently than as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the last business day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.


     When price quotations are not readily available (which is usually the case for Municipal Obligations), the pricing service establishes a fair market value based on prices of comparable Municipal Obligations. All valuations are subject to review by the Fund's Board of Trustees or its delegate, the Advisor.


                       DESCRIPTION OF MUNICIPAL PREFERRED

GENERAL


     The following is a brief description of the terms of the Municipal Preferred shares. For the complete terms of the Municipal Preferred shares, you may refer to the Fund's Amended and Restated By-Laws filed as an exhibit to the Fund's registration statement on Form N-2. The Agreement and Declaration of Trust of the Fund (the "Declaration") provides that the Fund may authorize separate classes of shares of beneficial interest. The By-Laws of the Fund will, at the time they are amended and restated, authorize the issuance of 978 preferred shares of beneficial interest, no par value per share, which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees ("Preferred Shares"). The By-Laws of the Fund will, at the time they are amended and restated, authorize the issuance of 978 shares of Series TH Municipal Preferred. Municipal Preferred shares carry one vote per share. Municipal Preferred shares will, when issued, be fully paid and, subject to matters discussed in "Shareholder Liability" in the Statement of Additional Information, nonassessable, and will have no preemptive or conversion rights or rights to cumulative voting.


DIVIDENDS AND DIVIDEND PERIODS

     GENERAL. The following is a general description of dividends and rate periods. The calculation of dividends and rate periods is complex and subject to special rules. See the Statement of Additional Information for a description of the terms used in this section and a more detailed discussion of this topic.

     The dividend rate for the initial rate period for Municipal Preferred shares will be the rate set out on the cover of this prospectus. For subsequent rate periods, Municipal Preferred shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the Maximum Rate. Rate periods generally will be seven days, and a rate period will begin on the first business day after the auction. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The Fund, subject to some limitations, may change the length of rate periods, designating them as "special rate periods." See "Description of Municipal Preferred -- Designation of Special Rate Periods."


     DIVIDEND PAYMENTS. Except as provided below, the dividend payment date will be the day after the rate period ends. If the Friday on which your shares normally pay dividends is not a business day, then your dividends will be paid on the first business day that falls before that Friday. The Fund may specify different dividend payment dates in respect of any special rate period of more than 28 rate period days. See "Description of Municipal Preferred -- Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

     Dividends on Municipal Preferred shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on that date, not more than 15 days before the payment date, as the Fund's Board of Trustees may fix.


     The Depository Trust Company, in accordance with its current procedures, is expected to credit on each dividend payment date dividends received from the Fund to the accounts of its agent members in next-day funds. "Agent members" are Broker-Dealers or broker-dealers that are members of or participants in The Depository Trust Company who act on behalf of Municipal Preferred shareholders. Agent members, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. The initial Broker-Dealer, Salomon Smith Barney Inc., however, has indicated to the Fund that it or the agent member it designates will make these dividend payments available in same-day funds, rather than next-day funds, on each dividend payment date to customers that use that Broker-Dealer or its designee as its agent member. A Municipal Preferred shareholder that does not use the initial Broker-Dealer, or one of its affiliates, should contact his or her Broker-Dealer or another broker-dealer that is an agent member of The Depository Trust Company to determine whether it will make dividend payments available to the shareholder in same-day or next-day funds. If a Broker-Dealer or a broker-dealer that is an agent member of The Depository Trust Company does not make dividends available to Municipal Preferred shareholders in same-day funds, these shareholders will not have funds available until the next business day.



     DIVIDEND RATE SET AT AUCTION. Municipal Preferred shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Municipal Preferred shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from Broker-Dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy Municipal Preferred shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Municipal Preferred shares continuing to be held. The shares in this offering will trade at auction starting in the week following this offering. See "The Auction."



     DETERMINATION OF DIVIDENDS. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is
365. If the Fund has designated a special rate period, then the numerator is the number of days in the rate period and the denominator is 360. In either case, this rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.


     If an auction for any subsequent rate period of Municipal Preferred shares is not held for any reason other than as described below, the dividend rate on those shares will be the Maximum Rate on the auction date for that subsequent rate period.

     MAXIMUM RATE. The dividend rate that results from an auction for Municipal Preferred shares will not be greater than the Maximum Rate, which is:

          (a) for any auction date which is not the auction date immediately prior to the first day of any proposed special rate period, the product of
     (i) the Reference Rate on that auction date for the next rate period of Municipal Preferred shares and (ii) the Rate Multiple on that auction date, unless Municipal Preferred shares have or had a special rate period (other than a special rate period of 28 rate period days or fewer) and an auction at which sufficient clearing bids existed has not yet occurred after that special rate period for a minimum rate period (seven days) of Municipal Preferred shares, in which case the Maximum Rate will be the higher of:

             (A) the dividend rate on Municipal Preferred shares for the then-ending rate period, and

             (B) the product of (x) the higher of (I) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of Municipal Preferred shares, if the then-ending rate period was 364 rate period days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then-ending rate period of Municipal Preferred shares, if the then-ending rate period was more than 364 rate period days, and (II) the Reference Rate on that auction date for a rate period equal in length to that special rate period of Municipal Preferred shares, if that special rate period was 364 rate period days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to that special rate period, if that special rate period was more than 364 rate period days and (y) the Rate Multiple on that auction date; or

          (b) for any auction date that is the auction date immediately prior to the first day of any proposed special rate period, the product of (i) the highest of (x) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of Municipal Preferred shares, if the then-ending rate period was 364 rate period days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then-ending rate period of Municipal Preferred shares, if the then-ending rate period was more than 364 rate period days, (y) the Reference Rate on that auction date for the special rate period for which the auction is being held if that special rate period is 364 rate period days or fewer or the Treasury Note Rate on that auction date for the special rate period for which the auction is being held if that special rate period is more than 364 rate period days, and (z) the Reference Rate on that auction date for minimum rate periods and (ii) the Rate Multiple on that auction date.

     The Reference Rate is (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of minimum rate periods and special rate periods of 28 rate period days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of special rate periods of more than 28 rate period days but fewer than 183 rate period days; and (iii) the Treasury Bill Rate in the case of special rate periods of more than 182 rate period days but fewer than 365 rate period days.

     The Taxable Equivalent of the Short-Term Municipal Bond Rate, "AA" Composite Commercial Paper Rate, Treasury Bill Rate and Treasury Note Rate will be the rates announced on the auction date for the business day immediately before the auction date. See the Statement of Additional Information for the definitions of these rates. The "Rate Multiple" will be a percentage, determined as set out below, based on the prevailing rating of Municipal Preferred shares in effect at the close of business on the business day immediately before the auction date. See the Statement of Additional Information for a description of "prevailing rating."

PREVAILING RATING                                             PERCENTAGE
-----------------                                             ----------
"aa3"/AA- or higher.........................................     110%
"a3"/A-.....................................................     125%
"baa3"/BBB-.................................................     150%
"ba3"/BB-...................................................     200%
Below "ba3"/BB-.............................................     250%


     If the Fund has notified the auction agent that it intends to allocate income taxable for federal income tax or California personal income tax purposes to Municipal Preferred shares before the auction establishing the Applicable Rate for those shares, the applicable percentage in the table above will be divided by the quantity 1 minus the greater of the maximum combined federal individual income tax rate and California personal income tax rate or the maximum combined federal corporate income tax rate and California corporate franchise tax rate, in each case applicable to the character of the income to be allocated and taking into account the federal income tax deductibility of state taxes paid or incurred. If the ratings for Municipal Preferred shares are split between two of the foregoing categories, the lower rating will determine the prevailing rating. If only one rating agency is rating Municipal Preferred shares, that agency's rating will be the prevailing rating.

     The Fund may only pay dividends when and if the Fund's Board of Trustees declares dividends out of monies legally available for this purpose, at the applicable rate per year for this purpose and no more (except as described under "Description of Municipal Preferred -- Dividends and Dividend
Periods -- Gross-Up Payments"), payable on the dates determined as described below. If the Fund does not pay a dividend when the Board of Trustees declares it, then that dividend will be added to dividends payable on those Municipal Preferred shares in the future.

     EFFECT OF FAILURE TO PAY DIVIDENDS IN A TIMELY MANNER. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on, or the redemption price of, any Municipal Preferred shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), but the Fund cures the failure and pays any late charge before 12:00 noon Eastern time on the third business day following the date the failure occurred, no auction will be held for Municipal Preferred shares for the first subsequent rate period thereafter, and the dividend rate for Municipal Preferred shares for that subsequent rate period will be the Maximum Rate on the auction date for that subsequent rate period.

     If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on, or the redemption price of, any Municipal Preferred shares during any rate period thereof (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), and the Fund does not cure the failure and pay any late charge before 12:00 noon Eastern time on the third business day next succeeding the date on which the failure occurred, no auction will be held for Municipal Preferred shares for the first subsequent rate period thereafter (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid) (the late charge is to be paid only in the event Moody's is rating the shares at the time the Fund cures the failure), and the dividend rate for shares of that series for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for that subsequent rate period (but with the prevailing rating for Municipal Preferred shares, for purposes of determining the Maximum Rate, being "Below 'ba3'/BB-").


     If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on, or the redemption price of, any Municipal Preferred shares during a special rate period of more than 364 rate period days, or during any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured, and the Fund does not cure the failure and pay a late charge before 12:00 noon Eastern time on the fourth business day preceding the auction date for the subsequent rate period, no auction will be held for Municipal Preferred shares for that subsequent rate period (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge paid) (the late charge is to be paid only in the event Moody's is rating Municipal Preferred shares at the time the Fund cures the failure), and the dividend rate for Municipal Preferred shares for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for each such subsequent rate period (but with the prevailing rating for Municipal Preferred shares, for purposes of determining the Maximum Rate, being "Below 'ba3'/BB-").


     The Fund cures a failure to pay dividends on Municipal Preferred shares for any rate period, within the respective time periods described in the By-Laws, by paying the auction agent all accumulated and unpaid dividends on the Municipal Preferred shares.

     GROSS-UP PAYMENTS. Holders of Municipal Preferred shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:


     If, in the case of any minimum rate period or any special rate period of 28 rate period days or fewer, the Fund allocates any net capital gain or other income taxable for federal income tax and/or California personal income tax purposes to a dividend paid on Municipal Preferred shares without having given advance notice thereof to the auction agent as described above under "The Auction -- Auction

Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the auction agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of The Depository Trust Company) that was entitled to such dividend payment with respect to Municipal Preferred shares during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

     If, in the case of any special rate period of more than 28 rate period days, the Fund makes a Taxable Allocation to a dividend paid on Municipal Preferred shares, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the auction agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of such shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.

     The Fund shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.


     A "Gross-up Payment" in respect of any dividend means payment to a Municipal Preferred shareholder of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax return (after any applicable federal income tax and/or California personal income tax consequences, taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no Municipal Preferred shareholder is subject to the federal or California alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Municipal Preferred shareholder is taxable at the greater of the maximum combined federal individual income tax rate and California personal income tax rate or the maximum combined federal corporate income tax rate and California corporate franchise tax rate, in each case applicable to the character of the income distributed, in effect at the time such Gross-up Payment is made, and disregarding, in each case, the phase-out of, or provisions limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets, but including any federal tax benefit resulting from the payment of California state taxes.


     RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. When the Fund has any Municipal Preferred shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or other distribution paid in shares of a series of, or in options, warrants or rights to subscribe for or purchase, Common Shares) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Municipal Preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) it has paid all cumulative dividends on Municipal Preferred shares; (2) it has redeemed any Municipal Preferred shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets Moody's and Standard & Poor's asset coverage requirements described under "Rating Agency Guidelines."

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with Municipal Preferred shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Municipal Preferred shares through their most recent dividend payment date. When dividends are not paid in full upon the Municipal Preferred shares through their most recent dividend payment date or upon any other class or series of shares ranking on a parity as to the payment of dividends with Municipal Preferred shares through their most recent respective dividend payment dates, all dividends declared upon Municipal Preferred shares and any other such class or series of shares ranking on a parity as to the payment of dividends with Municipal Preferred shares shall be declared pro rata so that the amount of dividends declared per share on Municipal Preferred shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL RATE PERIODS

     The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on common shareholders. If the Fund decides to use a special rate period, the special rate period will consist of a number of days evenly divisible by seven and not more than 1,820 days (approximately five years), subject to adjustments. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.


     Before the Fund designates a special rate period: (1) at least 20 (or such lesser number of days as may be agreed to from time to time by the auction agent) and not more than 30 days before the first day of the proposed special rate period, the Fund must publish a notice of its intention to designate a special rate period in a newspaper circulated to the financial community in New York, and must mail a notice to Municipal Preferred shareholders of its intent to designate a special rate period; (2) the Fund must inform the auction agent by 11:00 a.m. Eastern time on the second business day before the first day of the proposed special rate period; (3) an auction must have been held in the rate period before the special rate period, and in that auction sufficient clearing bids existed; and (4) the Fund must deposit the redemption price with the auction agent for any shares it has decided to redeem.



     If the Fund has designated a special rate period of 14, 21, or 28 days, then dividends will be paid on the same day of the week on which dividends are paid in a seven-day rate period, but will be the second, third, or fourth such day, respectively, after the first day of the special rate period. Thus, the dividend payment date for a special rate period of 14, 21, or 28 days will be the second, third, or fourth Friday, respectively, after the first day of the special rate period. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. The dividend payment date will be a business day, and the last dividend payment date for any special rate period will be the business day immediately following the last day of the special rate period. After any special rate period, the rate periods normally will be seven days, and dividends on Municipal Preferred shares will be payable, except as described elsewhere in this prospectus or the Statement of Additional Information, on each succeeding regular dividend payment date, but the Fund may further designate any subsequent rate period as a special rate period.


VOTING RIGHTS


     In addition to voting rights described below under "Certain Provisions in the Agreement and Declaration of Trust" and in the Statement of Additional Information under "Investment Objective and Policies -- Fundamental Investment Policies," holders of Municipal Preferred shares, voting as a separate class, are entitled to elect (1) two trustees of the Fund at all times and (2) a majority of the trustees if at any time dividends on Municipal Preferred shares shall be unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In all other cases, trustees shall be elected by holders of Common Shares and Preferred Shares (including Municipal Preferred shares), voting together as a single class. On all matters, unless otherwise specified in the Declaration or the By-Laws or otherwise required by law, the holders of the Preferred Shares and the holders of the Common Shares have one vote per share.


     Subject to the voting rights described above and except as otherwise specified under "Certain Provisions in the Agreement and Declaration of Trust," the Fund may not, among other things, without the approval of the holders of a "majority of the outstanding" shares of Municipal Preferred, voting as a separate class, approve any plan of reorganization adversely affecting Municipal Preferred shares. In addition, the Fund may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting as a separate class: (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with Municipal Preferred shares with respect to the payment of dividends or the distribution of assets upon liquidation or (b) amend, alter or repeal the provisions of the Declaration or the By-Laws, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such Municipal Preferred shares or the holders thereof; provided, however, that a division of a share of Municipal Preferred shall be deemed to materially affect any such preference, right or power only if the terms of such division adversely affect the Municipal Preferred shareholders. The Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. Notwithstanding the second sentence of this paragraph, the Fund may, without the vote of the Municipal Preferred shareholders, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with Municipal Preferred shares with respect to the payment of dividends and the distribution of assets upon liquidation if the Fund obtains written confirmation from Moody's (if Moody's is then rating the Municipal Preferred shares) and Standard & Poor's (if Standard & Poor's is then rating the Municipal Preferred shares) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to Municipal Preferred shares; provided, however, that if Moody's or Standard & Poor's is not then rating the Municipal Preferred shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $24,450,000. If any action set forth in this paragraph would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Fund will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).


REDEMPTION


     MANDATORY REDEMPTION. In the event the Fund does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Municipal Preferred shares, the Municipal Preferred shares will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the lesser of (i) the number of shares of Municipal Preferred necessary to restore the required Discounted Value or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, and (ii) the maximum number of shares of Municipal Preferred, together with all other shares of Municipal Preferred and Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available in accordance with the Declaration, the By-Laws and applicable law.


     In determining the number of shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and other Preferred Shares of the Fund, subject to redemption or retirement.

     OPTIONAL REDEMPTION. Municipal Preferred shares are redeemable, at the option of the Fund:

          (i) in whole or in part, on the second business day preceding any dividend payment date for such shares, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) Municipal Preferred shares may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding and
     (2) the notice establishing a special rate period for Municipal Preferred shares, as delivered to the auction agent and filed with the Secretary of the Fund, may provide that such shares shall not be redeemable during the whole or any part of such special rate period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such special rate period only upon payment of such redemption premium or premiums as shall be specified therein; and

          (ii) as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, on the first day following any dividend period included in a rate period of more than 364 rate period days if, on the date of determination of the Applicable Rate for that rate period, that Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for that rate period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     Notwithstanding the foregoing, if any dividends on Municipal Preferred shares (whether or not earned or declared) are in arrears, no Municipal Preferred shares shall be redeemed unless all outstanding shares of Municipal Preferred are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of Municipal Preferred.

LIQUIDATION


     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Municipal Preferred shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the Municipal Preferred shareholders of the full preferential amounts provided for as described herein, the Municipal Preferred shareholders as such shall have no right or claim to any of the remaining assets of the Fund. In the event the assets of the Fund available for distribution upon liquidation to the holders of shares of Municipal Preferred and any other class or series of shares ranking on a parity as to liquidation with Municipal Preferred shares are insufficient to pay in full all amounts to which such holders are entitled in accordance with the first sentence of this paragraph, payment shall be made pro rata among all such holders of Municipal Preferred shares and of any other class or series of shares ranking on a parity as to liquidation with Municipal Preferred shares.


     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                            RATING AGENCY GUIDELINES

     The Fund is required under Moody's and Standard & Poor's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount. Moody's and Standard & Poor's have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Standard & Poor's guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Municipal Preferred Basic Maintenance Amount includes the sum of (i) the aggregate liquidation preference of the shares of Municipal Preferred then outstanding and
(ii) accrued and projected payment obligations of the Fund.


     The Fund is also required under rating agency guidelines to maintain, with respect to the Municipal Preferred shares, as of the last business day of each month in which any shares of Municipal Preferred are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Municipal Preferred shares (or such other asset coverage as may in the future be specified in or under the Investment Company Act of 1940 as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Municipal Preferred Asset Coverage"). Based on the composition of the Fund's portfolio and market conditions as of November 30, 1999, the 1940 Act Municipal Preferred Asset Coverage with respect to Municipal Preferred shares, assuming the issuance on the date hereof of all shares of Municipal Preferred offered hereby and after giving effect to the deduction of the sales load and offering costs relating thereto estimated at $318,800, would be computed as follows:



Value of Fund assets less liabilities not
constituting senior securities                         $58,513,116
--------------------------------------------           -----------
                                                  =                     =    239%
Senior securities representing indebtedness
plus liquidation value of the Municipal
Preferred shares                                       $24,450,000


     In the event the Fund does not timely cure a failure to maintain (1) a Discounted Value of its portfolio equal to the Municipal Preferred Basic Maintenance Amount or (2) the 1940 Act Municipal Preferred Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Municipal Preferred shares, the Fund will be required to redeem shares of Municipal Preferred as described above under "Description of Municipal Preferred -- Redemption."

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Standard & Poor's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Municipal Preferred shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to Municipal Preferred shares.

     As described by Moody's and Standard & Poor's, a preferred share rating is an assessment of the capacity and willingness of an issuer to pay preferred share obligations. The ratings on the Municipal Preferred shares are not recommendations to purchase, hold or sell Municipal Preferred shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that a Municipal Preferred shareholder will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Standard & Poor's by the Fund and the Advisor, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     A rating agency's guidelines will apply to Municipal Preferred shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's or Standard & Poor's, or both, for rating Municipal Preferred shares.

                          DESCRIPTION OF COMMON SHARES

     In addition to authorizing the Municipal Preferred shares, the Declaration authorizes the issuance of an unlimited number of Common Shares, no par value. All Common Shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation. Common Shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. So long as any shares of Municipal Preferred are outstanding, the Fund is not permitted to declare dividends on, make any distributions with respect to, or purchase its Common Shares unless, at the time of such declaration, distribution or purchase, as applicable (and after giving effect thereto), all accumulated dividends on any preferred shares of the Fund have been paid. The Fund's common shares of beneficial interest are traded on the American Stock Exchange under the symbol "CCA".

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in municipal bonds have traded during some periods at prices higher than net asset value and have traded during other periods at prices lower than net asset value.

          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This may make it more difficult to change the Fund's management and could have the effect of depriving shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In addition, the Declaration provides that the affirmative vote or consent of two-thirds of the outstanding Common Shares and any Preferred Shares of the Fund (including Municipal Preferred shares), voting together as a single class, and of the Preferred Shares (including Municipal Preferred shares) voting together as a single class, would be required to authorize the conversion of the Fund from a closed-end to an open-end investment company. This two-thirds vote requirement is higher than the vote required under the Investment Company Act of 1940.

     Please refer to the Declaration, which is on file with the Securities and Exchange Commission, for the full text of these provisions.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

REPURCHASE OF COMMON SHARES

     Shares of closed-end investment companies frequently trade at a discount from net asset value. The Board of Trustees regularly monitors the relationship between the market price and net asset value of the Fund's Common Shares. If the Fund's Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or the making of tender offers for such shares. Since commencement of the Fund's operations, no such open market purchases or tender offers have been made, and no assurances can be given that such actions will be taken in the future. Subject to its investment restrictions, the Fund may borrow money to finance the repurchase of its Common Shares, subject to compliance with the 1940 Act Municipal Preferred Asset Coverage, Section 18 of the Investment Company Act of 1940 and the other limitations described under "Rating Agency Guidelines." The Fund may not repurchase any of its Common Shares, however, (i) if applicable asset coverage requirements under the Investment Company Act of 1940 (i.e., 200% with respect to any Preferred Shares of the Fund, including Municipal Preferred shares) are not met or would not be met following such repurchase or (ii) if otherwise prohibited by applicable law.

     There can be no assurance that repurchases or tenders, if they were to occur, would result in the Common Shares trading at a price which is equal to their net asset value. The Fund anticipates that the market price of the Common Shares will usually vary from net asset value. The market price of the Common Shares will be determined, among other things, by the relative demand for and supply of the Common Shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. It should be recognized that any such acquisitions of Common Shares would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, any interest on borrowings to finance share repurchase transactions would reduce the Fund's net income.

CONVERSION TO OPEN-END FUND


     The Fund's Board of Trustees may from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of de-leveraging and re-leveraging, the spread, if any, between yields on securities in the Fund's portfolio and interest and dividend charges on preferred shares issued by the Fund and general market and economic conditions. In addition to any vote required by Massachusetts law, conversion of the Fund to an open-end investment company would require the affirmative vote of two-thirds of the Common Shares and any Preferred Shares of the Fund (including Municipal Preferred shares), voting together as a single class, and of the Preferred Shares (including Municipal Preferred shares) voting together as a single class, entitled to be voted on the matter. This two-thirds vote requirement is higher than the vote required under the Investment Company Act of 1940. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act of 1940) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund were to convert to an open-end investment company, it would be required to redeem all shares of Municipal Preferred then outstanding at the redemption price specified under "Description of Municipal Preferred -- Redemption -- Optional Redemption." In addition, the Fund could be required to liquidate portfolio securities to meet required and requested redemptions, and its Common Shares would no longer be listed on the American Stock Exchange. No assurance can be given that the Board of Trustees will, at any time in the future, decide to submit to the shareholders of the Fund a proposal to convert to open-end status.

                                  TAX MATTERS

     The following federal tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code, existing Treasury regulations, rulings published by the Internal Revenue Service, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action. The discussions below and in the Statement of Additional Information are only a summary of some of the important tax considerations generally applicable to investments in the Fund. There may be other important tax considerations applicable to particular investors. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. For more information on federal income tax considerations, see "Tax Matters" in the Statement of Additional Information.

FEDERAL TAXATION OF THE TRUST

     The Fund intends to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on income distributed in a timely manner to Fund shareholders in the form of dividends or capital gain distributions.


     The Fund's investments and hedging activities are subject to certain special federal tax rules. The federal rules governing the Fund's hedging transactions (including hedging transactions in futures and options) may alter the character of distributions to Municipal Preferred shareholders. Income earned as a result of the Fund's hedging transactions will not be eligible to be treated as "exempt-interest dividends" when distributed to shareholders. The Fund's investment in securities issued at a discount will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. Therefore, in order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.


FEDERAL TAXATION OF SHAREHOLDERS

     DIVIDENDS AND OTHER DISTRIBUTIONS. Assuming that the Fund qualifies for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code and that, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from federal income tax under Internal Revenue Code
Section 103(a), the Fund will qualify to pay "exempt-interest dividends" to its shareholders to the extent of its tax-exempt interest income (less applicable expenses). Distributions of net tax-exempt interest income that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes (discussed below) and for foreign, state and local tax purposes.

     Under the Internal Revenue Code, the interest on certain "private activity bonds" issued after August 7, 1986, is treated as a preference item and is (after reduction by applicable expenses) included in the federal alternative minimum taxable income of both individuals and corporations. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for alternative minimum tax purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income that includes interest on all tax-exempt securities exceeds the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to shareholders may cause certain shareholders to be subject to the federal alternative minimum tax or may increase the tax liability of a shareholder who is subject to such tax. Investors should thus consider the possible effect of an investment in the Fund on their federal alternative minimum tax liability.

     Exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of the Internal Revenue Code Section 147(a), "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

     The receipt of exempt-interest dividends may affect the portion, if any, of an individual shareholder's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85 percent of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds a base amount ($25,000 for a single individual and $32,000 for individuals filing a joint return). Individual shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisors.

     All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares may not be deductible by the shareholder. See "Tax Matters -- Federal Income Tax Matters -- Federal Taxation of Shareholders" in the Statement of Additional Information.

     Distributions of net investment income that do not qualify as exempt-interest dividends (including the excess, if any, of net short-term capital gain over net long-term capital loss), will be taxable to shareholders as ordinary income, and will not qualify for the corporate dividends-received deduction. Distributions of net capital gain will be taxable to shareholders as long-term capital gain (generally at a 20% rate for noncorporate shareholders), without regard to how long a shareholder has held shares of the Fund, and will not qualify for the corporate dividends-received deduction.

     Due to certain of the Fund's hedging and other investment activities, the net investment income calculated for accounting purposes and distributed to shareholders may in certain circumstances exceed or be less than the Fund's net tax-exempt and taxable income. Because Fund expenses attributable to earning tax-exempt income do not reduce the Fund's current earnings and profits, a portion of any distribution in excess of the Fund's net tax-exempt and taxable income may be considered paid out of the Fund's earnings and profits and may therefore be treated as a taxable dividend (even though that portion economically represents a return of the Fund's capital). If the Fund distributes amounts in excess of the Fund's "earnings and profits" (which provides the measure of the Fund's dividend-paying capacity for tax purposes), such distributions to shareholders will be treated as a return of capital to the extent of a shareholder's basis in his or her shares of Municipal Preferred, and thereafter as gain from the sale or exchange of a capital asset. A return of capital is not taxable to a shareholder and has the effect of reducing a shareholder's basis in the relevant shares, which basis reduction would cause Municipal Preferred shareholders to realize gain if their Municipal Preferred shares were sold for an amount equal to the liquidation price.


     The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of Municipal Preferred shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two classes. The amount of taxable income allocable to Municipal Preferred shares will depend on the amount of such income realized by the Fund, but generally is not expected to be significant. No dividend that the Fund pays will be increased to compensate for the fact that it may be subject to foreign, state or local taxes (except for certain California state taxes, see "Description of Municipal Preferred -- Dividends and Dividend Periods -- Gross-Up Payments").


     If for any reason it is determined after the payment of any dividend that a portion of that dividend was subject to federal and/or California income tax, the Fund will not be required to pay any additional amount to compensate for any tax payable on the dividend (other than Gross-up Payments payable under the circumstances described in this prospectus). See "Description of Municipal Preferred -- Dividends and Dividend Periods -- Gross-up Payments." The Fund will generally designate Gross-up Payments as exempt-interest dividends to the extent it determines such designation is consistent with the allocation principles set forth above. The federal income tax consequences of Gross-up Payments under existing law are uncertain. For example, existing authorities, including the revenue ruling discussed in the above paragraph, do not specifically address whether dividends (including, possibly, Gross-up Payments) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends "paid" during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been "paid" in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the Internal Revenue Service could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the Internal Revenue Service could attempt to recharacterize a portion of the dividends paid to the Municipal Preferred shareholders and designated by the Fund as exempt-interest dividends as consisting instead of capital gain or other taxable income. If the Internal Revenue Service were to prevail with respect to any such attempted recharacterization, Municipal Preferred shareholders could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax. In such event, no additional amounts (including Gross-up Payments) would be paid by the Fund with respect to dividends so recharacterized to compensate for any additional tax owed by Municipal Preferred shareholders. Gross-up Payments will not include any amount to compensate for the fact that the Gross-up Payments or the Taxable Allocations (see "Description of Municipal Preferred -- Dividends and Dividend Periods -- Gross-up Payments") may themselves be subject to foreign, state or local taxes (other than certain California state income taxes). No provision will be made to compensate Municipal Preferred shareholders for any alternative minimum tax liability in respect of distributions on such Municipal Preferred shares. Ropes & Gray has advised the Fund that, should the Internal Revenue Service attempt to so recharacterize amounts allocated by the Fund to Municipal Preferred shares, the Internal Revenue Service would be unlikely to prevail. However, such advice represents only Ropes & Gray's best legal judgment and is not binding on the Internal Revenue Service.

     Any dividend paid by the Fund during January of a given year generally is deemed to have been received by shareholders on December 31 of the preceding year, provided that the dividend actually was declared by the Fund in October, November or December of such preceding year and payable to shareholders of record on a date in such a month.

     The Fund will notify shareholders each year of the amount and tax status of dividends and other distributions, including the amount of any distribution of net capital gain.

     The Internal Revenue Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

     SALE OR REDEMPTION OF SHARES. In certain circumstances, the sale or exchange of Municipal Preferred shares may give rise to gain or loss. In general, any gain or loss realized upon a taxable disposition of Municipal Preferred shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss. However, if a shareholder buys Municipal Preferred shares and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of Municipal Preferred shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any net capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Municipal Preferred shares will be disallowed if other Municipal Preferred shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased Municipal Preferred shares will be adjusted to reflect the disallowed loss.

     Gain or loss, if any, resulting from a redemption of Municipal Preferred shares generally will be treated as gain or loss from the sale or exchange of a capital asset under Internal Revenue Code Section 302, rather than as a dividend, but only if the redemption distribution (i) is deemed not to be essentially equivalent to a dividend, (ii) is in complete redemption of an owner's interest in the Fund, (iii) is substantially disproportionate with respect to the owner, or (iv) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (i), (ii) and (iii) above, an owner's common share ownership will be taken into account.

STATE AND LOCAL TAX MATTERS

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. However, the Fund intends to invest substantially all of its total assets (at least 80%) in debt obligations, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from California state personal income tax. See Appendix E to the Statement of Additional Information -- "Special Tax Considerations Relating to California." In addition, some other states also exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities.

     The Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

     Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

       CUSTODIAN, DIVIDEND DISBURSING AGENT, TRANSFER AGENT AND REGISTRAR

     The Fund's securities and cash are held by The Chase Manhattan Bank, whose principal business address is 270 Park Avenue, New York, New York 10017-2070, as custodian (the "Custodian") under a custodian contract.


     Bankers Trust Company, whose principal business address is Four Albany Street, New York, New York 10006, serves as auction agent for the Fund in connection with the Municipal Preferred shares. EquiServe, whose principal business address is 150 Royall Street, Canton, Massachusetts 02021, acts as servicing agent for BankBoston, N.A., in serving as dividend disbursing agent, as agent under the Fund's Dividend Reinvestment Plan and as transfer agent and registrar for the Fund's Common Shares.


                                  UNDERWRITING


     Subject to the terms and conditions of the Underwriting Agreement between Salomon Smith Barney Inc. as representative of the Underwriters and the Fund (the "Underwriting Agreement") dated the date hereof, each Underwriter has agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of shares of Series TH Municipal Preferred set forth opposite the name of such Underwriter.



NAME                                                          NUMBER OF SHARES
----                                                          ----------------
Salomon Smith Barney Inc....................................
A.G. Edwards & Sons, Inc....................................
          Total.............................................
                                                                  =======


     The Underwriting Agreement provides that the obligations of the Underwriters are subject to the approval of certain legal matters by counsel and to certain conditions precedent, and that the Underwriters are obligated to purchase all of the Municipal Preferred shares if any are purchased. In the Underwriting Agreement, the Fund and the Advisor have agreed to indemnify the Underwriters with respect to certain liabilities, including liabilities arising under the Securities Act of 1933, and to contribute in respect thereof.

     The Fund has been advised by the Underwriters that it proposes initially to offer the Municipal Preferred shares offered hereby to the public at the price set forth on the cover page of this prospectus and to selected dealers at such
price less a concession not to exceed $          per share. The underwriting
commission to be paid by the Fund of $          per share is equal to      % of
the initial offering price. The Underwriters may allow, and such dealers may
reallow, a concession not in excess of $          per share on sales to certain
other dealers. After the initial public offering, the public offering price and the concession may be changed by the Underwriters.

     The Fund anticipates that one or more of the Underwriters may from time to time act as a broker or dealer in connection with the execution of its portfolio transactions after they have ceased to be Underwriters. The Fund anticipates that one or more of the Underwriters or any of their affiliates may, from time to time, act in auctions as a Broker-Dealer as set forth under "The Auction" and will receive the fees described under "The Auction -- Broker-Dealers" in the Statement of Additional of Information in exchange for so acting. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities and therefore can be expected to engage in portfolio transactions with the Fund.


     The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10010.


                                 LEGAL OPINIONS


     Certain legal matters in connection with the Series TH Municipal Preferred offered hereby will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by Simpson Thacher & Bartlett. Simpson Thacher & Bartlett will rely, as to certain matters of Massachusetts law in its opinion, on the opinion of Ropes & Gray.


                            REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semiannual and audited annual reports to its shareholders, including, as currently required by regulations of the Securities and Exchange Commission, a list of investments held.

                                    EXPERTS

     The Financial Statements included in the Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110.

                              FURTHER INFORMATION

     The Fund has filed with the Securities and Exchange Commission (the "Commission"), Washington, DC 20549, a registration statement under the Securities Act with respect to the Municipal Preferred shares offered in this prospectus. Further information concerning these securities and the Fund may be found in the registration statement, of which this prospectus constitutes a part, on file with the Commission. The registration statement may be inspected without charge at the Commission's office in Washington, DC, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance therewith files reports and other information with the Commission. You may inspect and copy such reports, proxy and information statements and other information at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, DC 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Call 1-800-SEC-0330 for information about the public reference facilities. You may obtain copies of such material from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, DC 20549 at prescribed rates. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, you may also inspect such reports, proxy and information statements and other information concerning the Fund at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006-1872.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Use of Proceeds.............................................   B-2
Investment Objectives and Policies..........................   B-2
Fund Charges and Expenses...................................   B-4
Management of the Fund......................................   B-4
Portfolio Transactions......................................  B-11
Net Asset Value.............................................  B-12
The Auction.................................................  B-13
Description of Municipal Preferred..........................  B-26
Repurchase of Common Shares.................................  B-46
Miscellaneous Investment Practices..........................  B-48
Tax Matters.................................................  B-59
Shareholder Liability.......................................  B-62
Custodian...................................................  B-62
Independent Accountants.....................................  B-62
Miscellaneous Matters.......................................  B-63
Glossary....................................................  B-64
Financial Statements........................................   F-1
Appendix A -- Ratings of Investments........................   A-1
Appendix B -- Auction Procedures............................   B-1
Appendix C -- Settlement Procedures.........................   C-1
Appendix D -- Rating Agency Futures and Options
  Restrictions..............................................   D-1
Appendix E -- Special Considerations Relating to
  California................................................   E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                  $24,450,000




                          COLONIAL CALIFORNIA INSURED
                                 MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

                             978 SHARES, SERIES TH

                                ---------------

                                   PROSPECTUS

                                            , 1999

                                ---------------


                              SALOMON SMITH BARNEY


                           A.G. EDWARDS & SONS, INC.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED DECEMBER 10, 1999

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information ("SAI") relating to the Series TH Municipal Auction Rate Cumulative Preferred Shares ("Municipal Preferred") offered by Colonial California Insured Municipal Fund (the "Fund") contains information which may be useful to investors but which is not included in the Prospectus of the Fund. This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund
dated                            , 1999, describing the Municipal Preferred (the
"Prospectus"). This SAI should be read together with the Prospectus. Investors may obtain a free copy of the Prospectus by calling Colonial Management Associates, Inc. at 1-800-426-3750. Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.


                               TABLE OF CONTENTS


USE OF PROCEEDS.............................................      B-2
INVESTMENT OBJECTIVE AND POLICIES...........................      B-2
FUND CHARGES AND EXPENSES...................................      B-4
MANAGEMENT OF THE FUND......................................      B-4
PORTFOLIO TRANSACTIONS......................................     B-11
NET ASSET VALUE.............................................     B-12
THE AUCTION.................................................     B-13
DESCRIPTION OF MUNICIPAL PREFERRED..........................     B-26
REPURCHASE OF COMMON SHARES.................................     B-46
MISCELLANEOUS INVESTMENT PRACTICES..........................     B-48
TAX MATTERS.................................................     B-59
SHAREHOLDER LIABILITY.......................................     B-62
CUSTODIAN...................................................     B-62
INDEPENDENT ACCOUNTANTS.....................................     B-62
MISCELLANEOUS MATTERS.......................................     B-63
GLOSSARY....................................................     B-64
FINANCIAL STATEMENTS........................................      F-1
APPENDIX A -- Ratings of Investments........................      A-1
APPENDIX B -- Auction Procedures............................      B-1
APPENDIX C -- Settlement Procedures.........................      C-1
APPENDIX D -- Rating Agency Futures and Options
  Restrictions..............................................      D-1
APPENDIX E -- Special Considerations Relating to
  California................................................      E-1

                                USE OF PROCEEDS


     The net proceeds of the offering of shares of Municipal Preferred will be
approximately $     after payment of the sales load to a group of underwriters
(the "Underwriters") led by Salomon Smith Barney Inc. and estimated offering costs. A portion of the offering costs has been advanced by the Fund's investment advisor, Colonial Management Associates, Inc. (the "Advisor").


     The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in Municipal Obligations (as defined below) that meet the Fund's investment objective at or shortly (within six to eight weeks) after the completion of the offering. To the extent that all of the proceeds cannot be so invested, pending such investment, they will be invested initially in high-quality, short-term tax-exempt money market securities, the income on which will be exempt from federal income taxes, or in high-quality Municipal Obligations with relatively low volatility (such as prerefunded and intermediate-term securities), to the extent such securities are available. If necessary to invest fully the net proceeds of the offerings immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objective and Policies -- Temporary and Defensive Investments" in the Prospectus, the income on which may be subject to federal income taxes.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes its investment objective and investment policies. This SAI includes additional information concerning, among other things, the investment policies of the Fund and information about certain securities and investment techniques that are described or referred to in the Prospectus or in which the Fund expects to engage. Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Fund's Board of Trustees may change the policies without shareholder approval.

     As used in this SAI, the term "Municipal Obligations" refers to debt obligations the interest on which was at the time of issuance, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax (other than the possible incidence of any alternative minimum tax ("AMT")). The term "California Municipal Obligations" refers to Municipal Obligations the interest on which is also, in the opinion of issuer's counsel (or on the basis of other reliable authority) exempt from California state personal income tax.

FUNDAMENTAL INVESTMENT POLICIES

     The following fundamental restrictions are for the protection of the Fund's shareholders and cannot be changed without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares, including any Municipal Preferred shares, voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares, including any Municipal Preferred shares, voting as a separate class. A "majority of the outstanding" shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The Fund may:

     1. issue senior securities or borrow money to the extent permitted by the 1940 Act;

     2.  only own real estate acquired as a result of owning securities;

     3.  purchase and sell futures contracts and related options;

     4. underwrite securities issued by others only when disposing of portfolio securities;

     5. make loans only through lending of securities, through the purchase of debt instruments or similar evidences of indebtedness typically sold to financial institutions and through repurchase agreements;

     6. not concentrate more than 25% of its total assets in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as separate industries.);

     7. purchase or sell commodities or commodities contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities; and

     8. will, under normal circumstances, invest at least 80% of its assets in debt obligations issued by or on behalf of the State of California or its political subdivisions, agencies or instrumentalities, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and California state personal income tax.

     For the purpose of applying the limitation set forth above in subparagraph
(6), an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such Municipal Obligation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in Municipal Obligations insured by any given insurer.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund has no intention to file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent, and does not foresee becoming insolvent.

OTHER INVESTMENT POLICIES

     As non-fundamental investment policies which may be changed by the Fund without a shareholder vote, the Fund may not:

     1. purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

     2. make short sales of securities, other than short sales "against the box," provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund has no current intention of making short sales against the box; and

     3. invest in interests in oil, gas or other mineral exploration or development programs, including leases.

     Restrictions imposed by Moody's or Standard & Poor's, or both, on engaging in futures and options transactions as described under "Description of Municipal Preferred -- Asset Maintenance," are not fundamental policies and may be changed by the Fund from time to time without shareholder approval; provided, however, that if Moody's or Standard & Poor's, or both, are rating the shares of Municipal Preferred, the Fund must receive written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred. See also "Description of Municipal Preferred -- Rating Agency Guidelines" for a description of other rating agency restrictions, none of which is a fundamental policy of the Fund and which may be changed by the Fund from time to time without shareholder approval subject to the foregoing proviso.

                           FUND CHARGES AND EXPENSES

     Under the Fund's Management Agreement with the Advisor, the Fund pays the Advisor a monthly fee based on the average weekly net assets of the Fund, including the proceeds of the offering of the shares of Municipal Preferred, for such month at the annual rate of 0.65% of average weekly total net assets.

     For the first ten years of the Fund's operation, the Advisor has agreed to waive the Fund's fees and expenses in the amounts, and for the time periods, set forth below:

                                    PERCENTAGE
                                      WAIVED
                                      (AS A
                                    PERCENTAGE
YEAR                                OF AVERAGE
ENDING                             WEEKLY TOTAL
NOVEMBER 30,                       NET ASSETS)*
------------                       ------------
2000**...........................     0.30%
2001.............................     0.30%
2002.............................     0.30%
2003.............................     0.30%
2004.............................     0.30%

                                    PERCENTAGE
                                      WAIVED
                                      (AS A
                                    PERCENTAGE
YEAR                                OF AVERAGE
ENDING                             WEEKLY TOTAL
NOVEMBER 30,                       NET ASSETS)*
------------                       ------------
2005.............................     0.25%
2006.............................     0.20%
2007.............................     0.15%
2008.............................     0.10%
2009.............................     0.05%

---------------
*  Including net assets attributable to Municipal Preferred shares.

** From the commencement of operations.

     The Advisor has not agreed to waive any portion of the Fund's fees and expenses beyond November 30, 2009.

     The Fund recently commenced operations and has not paid any advisory fees to the Advisor.

BROKERAGE COMMISSIONS

     The Fund recently commenced operations and has not paid any brokerage commissions.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below.

NAME (AGE)                             POSITIONS AND                  PRINCIPAL OCCUPATIONS
AND ADDRESS                          OFFICES WITH FUND                DURING PAST FIVE YEARS
-----------                         --------------------              ----------------------
Robert J. Birnbaum (71)             Trustee                 Consultant (formerly Special Counsel,
313 Bedford Road                                            Dechert Price & Rhoads (law firm) from
Ridgewood, NJ 07450                                         September, 1988 to December, 1993;
                                                            President, New York Stock Exchange from
                                                            May, 1985 to June, 1988; President,
                                                            American Stock Exchange, Inc. from 1977 to
                                                            May, 1985).
Tom Bleasdale (69)                  Trustee                 Retired (formerly Chairman of the Board
502 Woodlands Drive                                         and Chief Executive Officer, Shore Bank &
Linville, NC 28646                                          Trust Company from 1992 to 1993); Director
                                                            of The Empire Company since June, 1995.
John V. Carberry* (52)              Trustee                 Senior Vice President of Liberty Financial
56 Woodcliff Road                                           Companies, Inc. (formerly Managing
Wellesley Hills, MA 02481                                   Director, Salomon Brothers (investment
                                                            banking) from January, 1988 to January,
                                                            1998).
Lora S. Collins (63)                Trustee                 Attorney (formerly Attorney, Kramer,
1175 Hill Road                                              Levin, Naftalis & Frankel (law firm) from
Southold, NY 11971                                          September, 1986 to November, 1996).
James E. Grinnell (69)              Trustee                 Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945
Richard W. Lowry* (63)              Trustee                 Private Investor since August, 1987.
Seven Winter Street
Nantucket, MA 02554
Salvatore Macera (67)               Trustee                 Private Investor (formerly Executive Vice
26 Little Neck Lane                                         President and Director of Itek Corporation
New Seabury, MA 02649                                       (electronics) from 1975 to 1981).
William E. Mayer* (59)              Trustee                 Partner, Development Capital, LLC (venture
500 Park Avenue, 5th Floor                                  capital) (formerly Dean, College of
New York, NY 10022                                          Business and Management, University of
                                                            Maryland from October, 1992 to November,
                                                            1996; Dean, Simon Graduate School of
                                                            Business, University of Rochester from
                                                            October, 1991 to July, 1992).
James L. Moody, Jr.* (67)           Trustee                 Retired (formerly Chairman of the Board,
16 Running Tide Road                                        Hannaford Bros. Co. (food retailer) from
Cape Elizabeth, ME 04107                                    May, 1984 to May, 1997, and Chief
                                                            Executive Officer, Hannaford Bros. Co.
                                                            from May, 1973 to May, 1992).
John J. Neuhauser (56)              Trustee                 Academic Vice President and Dean of
84 College Road                                             Faculties, Boston College since August,
Chestnut Hill, MA 02467                                     1999 (formerly Dean, Boston College School
                                                            of Management since September, 1977).
Thomas E. Stitzel (63)              Trustee                 Professor of Finance, College of Business,
2208 Tawny Woods Place                                      Boise State University (higher education);
Boise, ID 83706                                             Business consultant and author.
Robert L. Sullivan (71)             Trustee                 Retired (formerly Partner, KPMG Peat
45 Sankaty Avenue                                           Marwick LLP, from July, 1966 to June,
Siasconset, MA 02564                                        1985).

NAME (AGE)                             POSITIONS AND                  PRINCIPAL OCCUPATIONS
AND ADDRESS                          OFFICES WITH FUND                DURING PAST FIVE YEARS
-----------                         --------------------              ----------------------
Anne-Lee Verville (53)              Trustee                 Consultant (formerly General Manager,
359 Stickney Hill Road                                      Global Education Industry from 1994 to
Hopkinton, NH 03229                                         1997, and President, Applications
                                                            Solutions Division from 1991 to 1994, IBM
                                                            Corporation (global education and global
                                                            applications)).
Stephen E. Gibson (45)              President               President of the Fund and the Liberty
                                                            Funds since June, 1998, Chairman of the
                                                            Board since July, 1998, and Chief
                                                            Executive Officer and President since
                                                            December, 1996, and Director since 1996 of
                                                            the Advisor (formerly Executive Vice
                                                            President from July, 1996 to December,
                                                            1996); Director, Chief Executive Officer
                                                            and President of Liberty Funds Group LLC
                                                            (formerly known as COGRA, LLC) ("LFG")
                                                            since December, 1998 (formerly Director,
                                                            Chief Executive Officer and President of
                                                            The Colonial Group, Inc. ("TCG") from
                                                            December, 1996 to December, 1998);
                                                            Assistant Chairman since August, 1998 and
                                                            President since November, 1999 of Stein
                                                            Roe & Farnham Incorporated ("SR&F");
                                                            President of the Liberty-Stein Roe Funds
                                                            Investment Trust, Liberty-Stein Roe Funds
                                                            Income Trust, Liberty-Stein Roe Funds
                                                            Municipal Trust, Liberty-Stein Roe Advisor
                                                            Trust, Liberty-Stein Roe Funds Trust, SR&F
                                                            Base Trust, Liberty-Stein Roe Advisor
                                                            Floating Rate Fund, Liberty-Stein Roe
                                                            Institutional Floating Rate Income Fund,
                                                            Stein Roe Floating Rate Limited Liability
                                                            Company, Stein Roe Variable Investment
                                                            Trust, Liberty-Stein Roe Funds
                                                            Institutional Trust and Stein Roe Advisor
                                                            Floating Rate Advantage Fund since
                                                            November, 1999 (formerly Managing Director
                                                            of Marketing of Putnam Investments from
                                                            June, 1992 to July, 1996).
J. Kevin Connaughton (34)           Controller and Chief    Controller and Chief Accounting Officer of
                                    Accounting Officer      the Fund and the Liberty Funds, except
                                                            Liberty Funds Trust IX, since February,
                                                            1998; Controller, Liberty Funds Trust IX,
                                                            since December, 1998; Vice President of
                                                            the Advisor since February, 1998 (formerly
                                                            Senior Tax Manager, Coopers & Lybrand, LLP
                                                            from April, 1996 to January, 1998; Vice
                                                            President, 440 Financial Group/First Data
                                                            Investor Services Group from March, 1994
                                                            to April, 1996).

NAME (AGE)                             POSITIONS AND                  PRINCIPAL OCCUPATIONS
AND ADDRESS                          OFFICES WITH FUND                DURING PAST FIVE YEARS
-----------                         --------------------              ----------------------
Timothy J. Jacoby (45)              Treasurer and Chief     Treasurer and Chief Financial Officer of
                                    Financial Officer       the Fund and the Liberty Funds, except
                                                            Liberty Funds Trust IX, since October,
                                                            1996 (formerly Controller and Chief
                                                            Accounting Officer from October, 1997 to
                                                            February, 1998); Treasurer of Liberty
                                                            Funds Trust IX since December, 1998;
                                                            Senior Vice President of the Advisor since
                                                            September, 1996; Vice President, Chief
                                                            Financial Officer and Treasurer of LFG
                                                            since December, 1998 (formerly Vice
                                                            President, Chief Financial Officer and
                                                            Treasurer of TCG from July, 1997 to
                                                            December, 1998); Senior Vice President of
                                                            SR&F since August, 1998 (formerly Senior
                                                            Vice President, Fidelity Accounting and
                                                            Custody Services from September, 1993 to
                                                            September, 1996).
Nancy L. Conlin (45)                Secretary               Secretary of the Fund and the Liberty
                                                            Funds, except Liberty Funds Trust IX,
                                                            since April, 1998 (formerly Assistant
                                                            Secretary from July, 1994 to April, 1998);
                                                            Director, Senior Vice President, General
                                                            Counsel, Clerk and Secretary of the
                                                            Advisor since April, 1998 (formerly Vice
                                                            President, Counsel, Assistant Secretary
                                                            and Assistant Clerk from July, 1994 to
                                                            April, 1998); Vice President, General
                                                            Counsel and Secretary of LFG since
                                                            December, 1998 (formerly Vice President,
                                                            General Counsel and Clerk of TCG from
                                                            April, 1998 to December, 1998; formerly
                                                            Assistant Clerk from July, 1994 to April,
                                                            1998).
Joseph R. Palombo (46)              Vice President          Vice President of the Fund since August,
                                                            1999; Executive Vice President and
                                                            Director of the Advisor since April, 1999;
                                                            executive Vice President and Chief
                                                            Administrative Officer of LFG since April,
                                                            1999 (formerly Chief Operating Officer,
                                                            Putnam Mutual Funds from 1994 to 1998).


---------------
* Denotes those Trustees who are "interested persons" (as defined in the 1940
  Act) of the Fund, the Advisor or one or more of the Underwriters. Mr. Carberry is an "interested person" as defined in the 1940 Act because of his affiliation with Liberty Financial Companies, Inc., an indirect parent company of the Advisor, and also because he has a direct or indirect beneficial interest in one of the Underwriters. Mr. Mayer is an "interested person" as defined in the 1940 Act because he is a director of Hambrecht & Quist Incorporated, a registered broker-dealer. Messrs. Lowry and Moody are "interested persons" as defined in the 1940 Act because each has a direct or indirect beneficial interest in, or is designated as trustee, executor or guardian of a legal interest in, one or more of the Underwriters or a controlling person (as such term is defined in the 1940 Act) of one or more of the Underwriters.

     The business address of the officers of the Fund is One Financial Center, Boston, MA 02111.

     The Trustees of the Fund are also directors or trustees, as the case may be, of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Funds Trust VIII (formerly known as LFC Utilities Trust), Liberty Variable Investment Trust ("LVIT"), Colonial Municipal Income Trust, Colonial High Income Municipal Trust, Colonial Investment Grade Municipal Trust, Colonial Intermediate High Income Fund, Colonial Intermarket Income Trust I, Colonial Insured Municipal Fund, Colonial Massachusetts Insured Municipal Fund and Colonial New York Insured Municipal Fund (collectively, each trust or any series thereof termed the "Liberty Funds").

     At the first annual meeting of the Fund's shareholders following the issuance of Municipal Preferred shares, holders of outstanding shares of Municipal Preferred, voting together as one separate class, will elect two Trustees, and holders of outstanding Common Shares and shares of Municipal Preferred, voting together as a single class, will elect the remaining Trustees. See "Description of Municipal Preferred -- Municipal Preferred Shares -- Voting Rights."

     The Trustees serve as trustees of all Liberty Funds for which each Trustee (except Mr. Carberry) receives an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs and the lead Trustee receive an annual retainer of $1,000, and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Liberty Funds based on each Liberty Fund's relative net assets, and one-third of the fees are divided equally among the Liberty Funds.

TRUSTEES AND TRUSTEES' FEES

     It is estimated that the Trustees will receive the amounts set forth below for the fiscal year ending November 30, 1999. For the calendar year ended December 31, 1998, the Trustees received the compensation set forth below for serving as trustees of the Liberty Funds. (a)

                                                                               TOTAL COMPENSATION FROM
                                      ESTIMATED COMPENSATION FROM THE        THE FUND COMPLEX PAID TO THE
                                      FUND FOR THE FISCAL YEAR ENDED     TRUSTEES FOR THE CALENDAR YEAR ENDED
TRUSTEE                                      NOVEMBER 30, 1999                   DECEMBER 31, 1998(B)
-------                               -------------------------------    ------------------------------------
Robert J. Birnbaum(c)...............               $812                                $ 99,429
Tom Bleasdale(c)....................                845(d)                              115,000(e)
John V. Carberry(f)(g)..............                N/A                                     N/A
Lora S. Collins(c)..................                812                                  97,429
James E. Grinnell(c)................                845                                 103,071
Richard W. Lowry(c).................                812                                  98,214
Salvatore Macera(h).................                804                                  25,250
William E. Mayer(c).................                845                                  99,286
James L. Moody, Jr.(c)..............                845(i)                              105,857(j)
John J. Neuhauser(c)................                849                                 105,323
Thomas E. Stitzel(h)................                804                                  25,250
Robert L. Sullivan(c)...............                876                                 104,100
Anne-Lee Verville(c)(f).............                804(k)                               23,445(l)

---------------
(a) Neither the Fund nor the Fund Complex currently provides pension or retirement plan benefits to the Trustees.

(b) At December 31, 1998, the complex consisted of 56 open-end and 5 closed-end management investment portfolios in the Liberty Funds (the "Fund Complex").

(c) Elected by the shareholders of LVIT on October 30, 1998.

(d) Is expected to include $431 payable in later years as deferred compensation.

(e) Includes $52,000 payable in later years as deferred compensation.

(f) Elected by the trustees of the closed-end Liberty Funds on June 18, 1998, and by the shareholders of the open-end Liberty Funds on October 30, 1998.

(g) Does not receive compensation because he is an affiliated Trustee and employee of Liberty Financial Companies, Inc. ("Liberty Financial").

(h) Elected by the shareholders of the open-end Liberty Funds on October 30, 1998, and by the trustees of the closed-end Liberty Funds on December 17, 1998.

(i) Total estimated compensation of $845 for the fiscal year ended November 30, 1998, is expected to be payable in later years as deferred compensation.

(j) Total compensation of $105,857 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

(k) Total estimated compensation of $804 for the fiscal year ended November 30, 1998, is expected to be payable in later years as deferred compensation.

(l) Total compensation of $23,445 for the calendar year ended December 31, 1998, will be payable in later years as deferred compensation.

     For the calendar year ended December 31, 1998, certain of the Trustees received the following compensation in their capacities as trustees or directors of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty Funds Trust IX (formerly known as LAMCO Trust I) (together, the "Liberty All-Star Funds"). (m)

                                           TOTAL COMPENSATION FROM THE
                                         LIBERTY ALL-STAR FUNDS FOR THE
TRUSTEE                             CALENDAR YEAR ENDED DECEMBER 31, 1998(N)
-------                             -----------------------------------------
Robert J. Birnbaum................                   $25,000
John V. Carberry(o)...............                       N/A
James E. Grinnell.................                    25,000
Richard W. Lowry..................                    25,000
William E. Mayer(p)...............                    14,000
John J. Neuhauser(q)..............                    25,000

(m) The Liberty All-Star Funds do not currently provide pension or retirement plan benefits to the trustees/directors.

(n) The Liberty All-Star Funds are advised by Liberty Asset Management Company ("LAMCO"). LAMCO is an indirect, wholly owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(o) Elected by the trustees/directors of the Liberty All-Star Funds on June 30, 1998. Does not receive compensation because he is an affiliated trustee and employee of Liberty Financial.

(p) Elected by the shareholders of the Liberty All-Star Equity Fund on April 22, 1998, and by the directors of the Liberty All-Star Growth Fund, Inc. on December 17, 1998.

(q) Elected by the shareholders of the Liberty All-Star Funds on April 22, 1998.

     At                            , 1999, the Fund's officers and Trustees as a
group owned less than 1% of the outstanding Common Shares.

     At           , 1999,           , [Address], owned of record
shares, representing      %, of the Fund's outstanding shares.

     In addition to the provisions discussed in the Prospectus under "Certain Provisions in the Agreement and Declaration of Trust," the Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund. The Declaration also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund but that such indemnification will not relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISOR

     Colonial Management Associates, Inc. (the "Advisor"), and/or its affiliate, Colonial Advisory Services, Inc. ("CASI"), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor, sub-advisor or administrator for 62 open-end and 7 closed-end management investment company portfolios. Trustees and officers of the Fund, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Fund. More than 30,000 financial advisors have recommended the Liberty Funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.

     The Advisor is a subsidiary of Liberty Funds Group LLC ("LFG"), One Financial Center, Boston, MA 02111. LFG is an indirect, wholly owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a direct, majority-owned subsidiary of LFC Management Corporation, which in turn is a direct, wholly owned subsidiary of Liberty Corporate Holdings, Inc., which in turn is a direct, wholly owned subsidiary of LFC Holdings, Inc., which in turn is a direct, wholly owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct, wholly owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is an underwriter of workers' compensation insurance and of property and casualty insurance in the United States. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.

     Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish the Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, the Fund pays a monthly fee based on the average weekly net assets of the Fund for such month. Under the Agreement, any liability of the Advisor to the Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

     The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940
Act) of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisor pays all salaries of officers of the Fund. The Fund pays all expenses not assumed by the Advisor, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Fund pays the cost of printing and mailing any prospectuses sent to shareholders.

     The Advisor also provides the Fund with bookkeeping and pricing services, and for these services, the Fund pays the Advisor a monthly fee of $1,500 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates: 0.0233% on the next $950 million; 0.0167% on the next $1 billion; 0.0100% on the next $1 billion; and 0.0007% on the excess over $3 billion of the average weekly net assets of the Fund for such month.

     The Advisor also acts as investment advisor to the other Liberty Funds (described under "Fund Charges and Expenses -- Trustees' Fees"). The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Fund also serve as officers, directors or trustees of other Liberty Funds and the other corporate or fiduciary clients of the Advisor. The other investment companies and clients advised by the Advisor may sometimes invest in securities and options in which the Fund will also invest. If the Fund, such other investment companies and such clients desire to buy or sell the same portfolio securities or options at about the same time, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices may have a detrimental effect on the price or volume of the securities or options as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Liberty Funds outweighs the disadvantages, if any, which might result from these practices.

                             PORTFOLIO TRANSACTIONS

     The Advisor is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. In seeking the most favorable price and execution, the Advisor, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Advisor will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Advisor or the Advisor's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Advisor in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Advisor and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Trustees.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund recently commenced operations and has not paid any brokerage commissions for the execution of portfolio transactions. The rate of portfolio turnover for the Fund is expected to be approximately 50%.

                                NET ASSET VALUE

     Net asset value of the Fund will be determined no less frequently than as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the last Business Day of each week (generally Friday), and at such other times as the Fund may authorize. The net asset value of the Fund equals the value of the Fund's assets less the Fund's liabilities. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     In determining net asset value for the Fund, the Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Trustees. Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

                                  THE AUCTION

GENERAL

     The Amended and Restated By-Laws of Colonial California Insured Municipal Fund, adopted by the Board of Trustees (the "By-Laws"), provide that the Applicable Rate for each Rate Period of Municipal Preferred after the Initial Rate Period therefor shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the By-Laws and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell such shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The following summary is qualified by reference to the Auction Procedures set forth in the By-Laws.

     As used herein with respect to shares of Municipal Preferred, (i) "Applicable Rate" means the rate per annum at which dividends are payable on such shares for any Rate Period thereof, (ii) "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such shares, (iii) "Business Day" means a day on which the New York Stock Exchange is open for trading and is not a Saturday, Sunday or other day on which banks in New York City are authorized by law to close, (iv) "Date of Original Issue" means the date on which the Fund initially issued such shares, (v) "Dividend Payment Date" means any date on which dividends on such shares are payable as provided under "Description of Municipal Preferred -- Dividends -- General," (vi) "Dividend Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares, (vii) "Existing Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of such shares, (viii) "Initial Rate Period" means the period from and including the Date of Original Issue of such shares to but excluding the initial Dividend Payment Date for such shares, (ix) "Potential Beneficial Owner" means a customer of a Broker-Dealer that is not a Beneficial Owner of such shares that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional such shares, (x) "Potential Holder" means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is not an Existing Holder of such shares or that is an Existing Holder of such shares that wishes to become the Existing Holder of additional such shares, (xi) "Rate Period" means the Initial Rate Period of such shares and any Subsequent Rate Period, including any Special Rate Period, of such shares, (xii) "Subsequent Rate Period" means any period from and including the first day following the Initial Rate Period of such shares to but excluding the next Dividend Payment Date for such shares and any period thereafter from and including one Dividend Payment Date for such shares to but excluding the next succeeding Dividend Payment Date for such shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof, (xiii) "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period Days and (xiv) "Special Rate Period" means any Subsequent Rate Period commencing on the date designated by the Fund, as set forth under "Description of Municipal
Preferred -- Dividends -- Designation of Special Rate Periods," and ending on the last day of the last Dividend Period thereof.


     Auction Agency Agreement. The Fund will enter into an agreement (the "Auction Agency Agreement") with Bankers Trust Company (together with any successor bank or trust company or other entity entering into a similar agreement with the Fund, the "Auction Agent") which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of Municipal Preferred so long as the Applicable Rate for such shares is to be based on the results of an Auction.



     Broker-Dealer Agreements. Each Auction requires the participation of one or more broker-dealers. The Auction Agent will enter into an agreement with Salomon Smith Barney Inc., and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more additional broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of Broker-Dealers in Auctions. See "Broker-Dealers" below.

     Securities Depository. The Depository Trust Company ("DTC," together with any successor securities depository selected by the Fund, the "Securities Depository") will act as the Securities Depository for the Agent Members with respect to shares of Municipal Preferred. One certificate for all of the shares of Municipal Preferred will be registered in the name of Cede & Co. ("Cede"), as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Municipal Preferred contained in the By-Laws. The Fund will also issue stop-transfer instructions to the transfer agent for shares of Municipal Preferred. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Fund's trustees, as described below under "Description of Municipal Preferred -- Voting Rights," Cede will be the holder of record of all shares of Municipal Preferred, and owners of shares of Municipal Preferred will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in shares of Municipal Preferred, whether for its own account or as a nominee for another person.

AUCTION DATES; ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME


     The first Auction for shares of Series TH Municipal Preferred will be held
on Thursday,             , 1999, the Business Day preceding the Dividend Payment
Date for the Initial Rate Period of Municipal Preferred. See "Description of Municipal Preferred -- Dividends." Thereafter, Auctions will normally be held every Thursday, and each Subsequent Rate Period will normally begin on the following Friday, unless the then-current Rate Period is a Special Rate Period or, in certain circumstances, the day that would normally be the Auction Date or the first day of such Subsequent Rate Period is not a Business Day. The Auction Date and the first day of the related Rate Period (also a Dividend Payment Date) must be Business Days but need not be consecutive days. See "Description of Municipal Preferred -- Dividends" for information concerning the circumstances under which the first day of a Rate Period or the Auction Date, or both, may be moved to a date other than such specified days.


     Whenever the Fund intends to include any net capital gain or other income taxable for federal income tax purposes in any dividend on shares of Municipal Preferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date. See also "Description of Municipal Preferred -- Dividends -- Gross-up Payments" below.

ORDERS BY EXISTING HOLDERS AND POTENTIAL HOLDERS

     Prior to the Submission Deadline (as defined under "Submission of Orders by Broker-Dealers to Auction Agent" below) on each Auction Date for shares of Municipal Preferred:

          (a) each Beneficial Owner of such shares may submit to its Broker-Dealer by telephone or otherwise a:

             (i) "Hold Order" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Rate Period;

             (ii) "Bid" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next succeeding Rate Period shall be less than the rate per annum specified by such Beneficial Owner in such bid; and/or

             (iii) "Sell Order" -- indicating the number of outstanding shares of Municipal Preferred, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Rate Period; and

          (b) Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares of Municipal Preferred that they offer to purchase if the Applicable Rate for such shares for the next succeeding Rate Period is not less than the rate per annum specified in such Bids.

The communication to a Broker-Dealer of the foregoing information is herein referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a "Bidder" and collectively as "Bidders." The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an "Order" and collectively as "Orders," and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a "Bidder" and collectively as "Bidders."

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of Municipal Preferred then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all the outstanding shares of Municipal Preferred held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of Municipal Preferred an Order or Orders covering all of the outstanding shares of Municipal Preferred held by such Beneficial Owner for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of outstanding shares of Municipal Preferred held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of Municipal Preferred subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of Municipal Preferred that offers to become the Beneficial Owner of additional shares of Municipal Preferred is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of shares of Municipal Preferred may submit to its Broker-Dealer Bids in which it offers to purchase shares of Municipal Preferred if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Rate shall constitute an irrevocable offer to purchase the number of shares of Municipal Preferred specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

     As described more fully below under "Submission of Orders by Broker-Dealers to Auction Agent," the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of Municipal Preferred held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of Municipal Preferred held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

     Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of Municipal Preferred that is fewer than the number of shares of Municipal Preferred specified in its Order. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

     As described above, any Bid specifying a rate higher than the Maximum Rate (as defined below) will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Rate as a maximum rate per annum that can result from an Auction. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     As used herein, "Maximum Rate," when used with respect to shares of Municipal Preferred on an Auction Date, means:

          (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the Reference Rate on such Auction Date for the next Rate Period and (2) the Rate Multiple on such Auction Date, unless such shares have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period after such Special Rate Period, in which case the higher of:

             (A) the dividend rate on such shares for the then-ending Rate Period; and

             (B) the product of (x) the higher of (I) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, and (II) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (y) the Rate Multiple on such Auction Date; or

          (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period, the product of (1) the highest of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period, if such then-ending Rate Period was more than 364 Rate Period Days, (y) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (z) the Reference Rate on such Auction Date for Minimum Rate Periods and (2) the Rate Multiple on such Auction Date.

     As used herein, "Reference Rate" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     As used herein, "Taxable Equivalent of the Short-Term Municipal Bond Rate," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Standard & Poor's Kenny 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., Eastern time, on such date by Standard & Poor's J.J. Kenny Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds, the interest on which is excludable for regular federal income tax purposes under the Code, of "high grade" component issuers selected by Standard & Poor's J.J. Kenny Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the greater of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., Eastern time, on such date by Standard & Poor's J.J. Kenny Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the greater of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal).

     As used herein, "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, means:

          (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by Standard & Poor's or the equivalent of such rating by Standard & Poor's or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or

          (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date.

If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (0.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360. As used herein, "Commercial Paper Dealers" means Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other commercial paper dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors. As used herein, "Substitute Commercial Paper Dealer" means CS First Boston Corporation or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer, provided that none of such entities shall be a Commercial Paper Dealer.

     As used herein, "Treasury Bill Rate," on any date for any Rate Period, means:

          (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

          (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     As used herein, "Treasury Note Rate," on any date for any Rate Period, means:

          (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or

          (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     For purposes of the foregoing, "Treasury Bill" means a direct obligation of the U.S. government having a maturity at the time of issuance of 364 days or less, and "Treasury Note" means a direct obligation of the U.S. government having a maturity at the time of issuance of five years or less but more than 364 days. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, such rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers. As used herein, "U.S. Government Securities Dealer" means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. government securities dealer. As used herein, "Substitute U.S. Government Securities Dealer" shall mean CS First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. government securities dealer, provided that none of such entities shall be a U.S. Government Securities Dealer.

     The applicable "AA" Composite Commercial Paper Rates, Taxable Equivalent of the Short-Term Municipal Bond Rates, Treasury Bill Rates and Treasury Note Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

     The "Rate Multiple" will be a percentage, determined as set forth below, based on the prevailing rating of shares of Municipal Preferred in effect at the close of business on the Business Day next preceding such Auction Date:

PREVAILING RATING                                               PERCENTAGE
-----------------                                               ----------
"aa3"/AA- or higher.........................................       110%
"a3"/A-.....................................................       125%
"baa3"/BBB-.................................................       150%
"ba3"/BB-...................................................       200%
Below "ba3"/BB-.............................................       250%


provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax or California personal income tax purposes to shares of Municipal Preferred prior to the Auction establishing the Applicable Rate for such shares, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the greater of the maximum combined federal individual income tax rate and California personal income tax rate or the maximum combined federal corporate income tax rate and California corporate franchise tax rate, in each case applicable to the character of the income to be allocated (taking into account the federal income tax deductibility of state taxes paid or incurred). If the shares of Municipal Preferred are rated by only one rating agency, such rating will be the prevailing rating.

     For purposes of this definition, the "prevailing rating" of shares of Municipal Preferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/ BB-if such shares have a rating of "ba3" or better by Moody's and BB- or better by Standard & Poor's or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating shall be determined without reference to the rating of any other rating agency. The Fund will take all reasonable action necessary to enable either Standard & Poor's or Moody's to provide a rating for shares of Municipal Preferred. If neither Standard & Poor's nor Moody's shall make such a rating available, Salomon Smith Barney Inc. or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the SEC under the 1934 Act) to act as a substitute rating agency in respect of the shares of Municipal Preferred, and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.


SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT

     Prior to 1:30 p.m., Eastern time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of Municipal Preferred subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of outstanding shares of Municipal Preferred subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (a) all Hold Orders will be considered valid, but only up to and including in the aggregate the number of shares of Municipal Preferred held by such Existing Holder, and, if the number of shares subject to such Hold Orders exceeds the number of shares held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of shares held by such Existing Holder;

          (b) (i) any Bid will be considered valid up to and including the excess of the number of shares of Municipal Preferred held by such Existing Holder over the number of shares of Municipal Preferred subject to any Hold Orders referred to in clause (a) above;

             (ii) subject to subclause (i), if more than one Bid of an Existing Holder is submitted to the Auction Agent with the same rate and the number of shares of Municipal Preferred subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of Municipal Preferred subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of Municipal Preferred equal to such excess;

             (iii) subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

             (iv) in any such event, the number, if any, of such shares subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid by or on behalf of a Potential Holder at the rate specified therein; and

          (c) all Sell Orders will be considered valid up to and including the excess of the number of outstanding shares of Municipal Preferred held by such Existing Holder over the sum of shares of Municipal Preferred subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

     If more than one Bid of a Potential Holder for shares of Municipal Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each Bid submitted will be a separate Bid with the rate and number of shares therein specified.

DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE

     Not earlier than the Submission Deadline on each Auction Date, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and will determine the excess of the number of outstanding shares of Municipal Preferred over the number of outstanding shares of Municipal Preferred subject to Submitted Hold Orders (such excess being herein referred to as the "Available Municipal Preferred") and whether Sufficient Clearing Bids have been made in the Auction. "Sufficient Clearing Bids" will have been made if the number of outstanding shares of Municipal Preferred that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Rate equals or exceeds the number of outstanding shares of Municipal Preferred that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates higher than the Maximum Rate).

     If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate specified in the Submitted Bids (the "Winning Bid Rate") which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of outstanding shares of Municipal Preferred which, when added to the number of outstanding shares of Municipal Preferred to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available Municipal Preferred. In such event, the Winning Bid Rate will be the Applicable Rate for the next Rate Period for all shares of Municipal Preferred.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders), the Applicable Rate for the next Rate Period for all shares of Municipal Preferred will be equal to the Maximum Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of Municipal Preferred subject to such Sell Orders but will continue to own shares of Municipal Preferred for the next Rate Period, dividends for which may include income taxable to such Beneficial Owners. See "The
Auction -- Auction Dates; Advance Notice of Allocation of Taxable Income" above and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares" below.

     If all of the outstanding shares of Municipal Preferred are subject to Submitted Hold Orders, the Applicable Rate for the next Rate Period will be the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (i) (1) the "AA" Composite Commercial Paper Rate on the Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (2) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (3) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (i)(1), (2) or (3) as applicable, being referred to herein as the "Benchmark Rate") and (ii) 1 minus the greater of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of Municipal Preferred in such Rate Period any net capital gain or other income taxable for federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of Municipal Preferred for such Rate Period will be (A) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the greater of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax applicable to ordinary income, multiplied by the Taxable Yield Rate. For purposes of the foregoing, "Taxable Yield Rate" means the rate determined by
(a) dividing the amount of Taxable Income available for distribution per share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000. In calculating the "AA" Composite Commercial Paper Rate, the Treasury Bill Rate and the Treasury Note Rate for such purpose, the rates used will be the rates or yields specified in the applicable definitions of "AA" Composite Commercial Paper Rate, Treasury Bill Rate and Treasury Note Rate set forth under "The Auction -- Orders by Existing Holders and Potential Holders."

ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES

     Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of Municipal Preferred will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of Municipal Preferred subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of Municipal Preferred subject to such Submitted Sell Order or Submitted Bid;

          (b) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (c) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (d) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of Municipal Preferred subject to such Submitted Bid, unless the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids is greater than the number of shares of Municipal Preferred in excess of the Available Municipal Preferred over the number of shares of Municipal Preferred accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold a number of outstanding shares of Municipal Preferred subject to such Submitted Bid determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids of such Existing Holders; and

          (e) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will purchase any shares of Available Municipal Preferred not accounted for in clauses
     (b) through (d) above on a pro rata basis based on the outstanding shares of Municipal Preferred subject to all such Submitted Bids.

     If Sufficient Clearing Bids have not been made (unless this results because all outstanding shares of Municipal Preferred are subject to Submitted Hold Orders):

          (a) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will continue to hold the outstanding shares of Municipal Preferred subject to such Submitted Bid;

          (b) Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Rate will purchase the number of outstanding shares of Municipal Preferred subject to such Submitted Bid; and

          (c) Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Rate or a Submitted Sell Order will sell a number of shares of Municipal Preferred determined on a pro rata basis based on the number of outstanding shares of Municipal Preferred subject to all such Submitted Bids and Submitted Sell Orders.

     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of shares of Municipal Preferred being sold or purchased on such Auction Date so that the number of shares sold or purchased by each Existing Holder or Potential Holder will be whole shares of Municipal Preferred. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of Municipal Preferred, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of Municipal Preferred for purchase among Potential Holders so that only whole shares of Municipal Preferred are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of Municipal Preferred.

NOTIFICATION OF RESULTS; SETTLEMENT

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Rate for the next Rate Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:00 p.m., Eastern time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Rate for the next Rate Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of Municipal Preferred as a result of the Auction and will be required to advise each customer purchasing or selling shares of Municipal Preferred as a result of the Auction to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of Municipal Preferred on the registry of Existing Holders to be maintained by the Auction Agent. See "General" above.

     In accordance with the Securities Depository's normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds. The settlement procedures to be used with respect to Auctions for shares of Municipal Preferred are set forth in Appendix C hereto.

     If any Existing Holder selling shares of Municipal Preferred in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased shares of Municipal Preferred in such Auction may deliver to such person a number of whole shares of Municipal Preferred that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of Municipal Preferred to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery.

CONCERNING THE AUCTION AGENT

     The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

     The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of Municipal Preferred, a list of initial owners of such shares provided by the Fund, the results of Auctions, notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described in the Prospectus under "The Auction -- Secondary Market Trading and Transfer of Municipal Preferred" and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the Business Day preceding such Auction.

     The Auction Agent will be the transfer agent, registrar, dividend disbursing agent and redemption agent for shares of Municipal Preferred. The registrar for shares of Municipal Preferred will send notices to holders of shares of Municipal Preferred of any special meetings at which holders of Municipal Preferred have the right to elect trustees of the Fund. See "Description of Municipal Preferred -- Voting Rights" below.

     The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

     The Auction Agent after each Auction for shares of Municipal Preferred will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of shares of Municipal Preferred placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, shares of Municipal Preferred will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (ii) the subject of an Order submitted by such Broker-Dealer that is (A) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (B) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (C) a valid Hold Order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

     The Broker-Dealer Agreements provide that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     The Broker-Dealers expect, but are not obligated, to maintain a secondary trading market in shares of Municipal Preferred outside of Auctions. There can be no assurance that a secondary trading market in shares of Municipal Preferred will develop or, if it does develop, that it will provide owners with liquidity of investment. The shares of Municipal Preferred will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.

                       DESCRIPTION OF MUNICIPAL PREFERRED

     The descriptions of the shares of Municipal Preferred contained in the Prospectus and this Statement of Additional Information do not purport to be complete and are subject to and qualified in their entireties by reference to the Declaration and the By-Laws. Copies of the Declaration and the form of the By-Laws are filed as exhibits to the Registration Statement of which the Prospectus and this Statement of Additional Information are a part and may be inspected, and copies thereof may be obtained, as described under "Further Information" in the Prospectus.

GENERAL

     The shares of Municipal Preferred will rank on a parity with each other, with shares of any other series of Municipal Preferred and with shares of any other series of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

DIVIDENDS

     General. The holders of shares of Municipal Preferred offered pursuant to the Prospectus will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, cumulative cash dividends at the Applicable Rate thereof, determined as set forth below under "Determination of Dividend Rate," and no more (except as otherwise provided below under "Gross-up Payments"), payable on the respective dates determined as set forth below. Holders of shares of Municipal Preferred shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends on shares of Municipal Preferred. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment or payments on shares of Municipal Preferred which may be in arrears, and, except as otherwise provided herein, no additional sum of money will be payable in respect of any such arrearage.


     Dividends on shares of Municipal Preferred shall accumulate at the Applicable Rate from the Date of Original Issue and, except as provided below,
shall be payable on Friday,                            , 1999, and thereafter on
each Friday; provided, however, that (1) if the                on which
dividends would otherwise be payable as set forth above is not a Business Day, then dividends shall be payable instead on the first Business Day that falls before such Friday and (2) the Fund in its discretion may establish Dividend Payment Dates in respect of any Special Rate Period of such shares consisting of more than 28 Rate Period Days that differ from those set forth above; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent and filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined as set forth below under "Designation of Special Rate Periods."


     The amount of dividends per share payable on shares of Municipal Preferred on any date on which dividends shall be payable on such shares shall be computed by multiplying the Applicable Rate in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000. Any dividend payment made on shares of Municipal Preferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares.

     Each dividend on shares of Municipal Preferred will be paid on the Dividend Payment Date therefor to the holders of record as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the holders of record as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.


     The Securities Depository, in accordance with its current procedures, is expected to credit on each Dividend Payment Date dividends received from the Fund to the accounts of the respective Agent Members in next-day funds. Each of the initial Broker-Dealers, however, has represented to the Fund that such Broker-Dealer (or if such Broker-Dealer does not act as Agent Member, the Agent Member designated by such Broker-Dealer) will make such dividend payments available in same-day funds on each Dividend Payment Date to Beneficial Owners that use such Broker-Dealer or its designee as Agent Member. A Beneficial Owner of shares of Municipal Preferred that does not use one of the initial Broker-Dealers or a designee thereof as its Agent Member should contact the Agent Member used by such Beneficial Owner to determine whether such Agent Member will make dividend payments available to such Beneficial Owner in next-day or same-day funds. If any Agent Member does not make such dividends available in same-day funds to a Beneficial Owner, such Beneficial Owner who uses such Agent Member would not have same-day funds available to it until the next Business Day, which, in the case of a Dividend Payment Date that is a Friday, would be the following Monday if it is a Business Day.


     Determination of Dividend Rate. The dividend rates on shares of Municipal Preferred offered pursuant to the Prospectus during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Rate Period therefor will be equal to the rate per annum set forth with respect to such shares on the cover page of the Prospectus. For each Subsequent Rate Period thereafter, the dividend rate on such shares will be equal to the rate per annum that results from an Auction on the Auction Date next preceding such Subsequent Rate Period; provided, however, if:

          (i) an Auction for any Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on such shares for such Subsequent Rate Period will be the Maximum Rate on the Auction Date therefor;

          (ii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with the next succeeding paragraph and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of such shares, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of Municipal Preferred, if any, for which a Notice of Redemption has been mailed by the Fund, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding paragraph (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of Municipal Preferred to be redeemed, no Auction will be held in respect of shares of Municipal Preferred for the Subsequent Rate Period thereof and the dividend rate for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

          (iii) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of Municipal Preferred for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period will be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-"); or

          (iv) any Failure to Deposit shall have occurred with respect to shares of Municipal Preferred during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with the next succeeding paragraph or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (iv), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of Municipal Preferred for such Subsequent Rate Period (or for any Rate Period thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with the next succeeding paragraph and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of Municipal Preferred for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below 'ba3'/BB-") (the rate per annum at which dividends are payable on shares of Municipal Preferred for any Rate Period being herein referred to as the "Applicable Rate" for such shares).

     A Failure to Deposit with respect to shares of Municipal Preferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payments to the Auction Agent) with respect to any Rate Period if, within the respective time periods described immediately above, the Fund shall have paid to the Auction Agent (i) all accumulated and unpaid dividends on the shares of Municipal Preferred and (ii) without duplication, the Redemption Price for the shares of Municipal Preferred, if any, for which a Notice of Redemption has been mailed; provided, however, that the foregoing clause (ii) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.


     The Fund shall pay to the Auction Agent, not later than 12:00 noon Eastern time on the Business Day next preceding each Dividend Payment Date for shares of Municipal Preferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of such shares on such Dividend Payment Date. All moneys paid to the Auction Agent for the payment of dividends (or for payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified above. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.


     Gross-up Payments. Holders of shares of Municipal Preferred shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, dividends in an amount equal to the aggregate Gross-up Payment in accordance with the following:


     If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for federal income tax and/or California personal income tax purposes to a dividend paid on shares of Municipal Preferred without having given advance notice thereof to the Auction Agent as described above under "The Auction -- Auction Dates; Advance Notice of Allocation of Taxable Income" (such allocation is referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of Municipal Preferred or the dissolution, liquidation or winding up of the affairs of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.


     If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of Municipal Preferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the record books of the Fund.


     The Fund shall not be required to make Gross-up Payments with respect to any net capital gain or other taxable income determined by the Internal Revenue Service or the California state taxing authority to be allocable in a manner different from that allocated by the Fund.



     A "Gross-up Payment" in respect of any dividend means payment to a holder of shares of Municipal Preferred of an amount which, giving effect to the Taxable Allocations made with respect to such dividend, would cause such holder's after-tax returns (after any applicable federal income tax and/or California personal income tax consequences, taking into account both the Taxable Allocations and the Gross-up Payment) to be equal to the after-tax return the holder would have received if no such Taxable Allocations had occurred. Such Gross-up Payment shall be calculated: (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of Municipal Preferred is subject to the federal or California alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each holder of shares of Municipal Preferred is taxable at the greater of the maximum combined federal individual income tax rate and California personal income tax rate or the maximum combined federal corporate income tax rate and California corporate franchise tax rate, in each case applicable to the character of the income distributed, in effect at the time such Gross-up Payment is made, and disregarding, in each case, the phase-out of, or provisions limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets, but including any federal tax benefit resulting from the payment of California state taxes.


     Restrictions on Dividends and Other Payments. Under the 1940 Act, the Board of Trustees may not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares, including the shares of Municipal Preferred, have, at the time of any such declaration or purchase (and after giving effect thereto), an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other percentage as may in the future be required by law).

     In addition, for so long as any shares of Municipal Preferred are outstanding, except as set forth in the following paragraph or otherwise described herein, (A) the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the shares of Municipal Preferred as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund), unless
(1) full cumulative dividends on shares of Municipal Preferred through their most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (2) the Fund has redeemed the full number of shares of Municipal Preferred required to be redeemed by any provision for mandatory redemption pertaining thereto and (B) if either Moody's or Standard & Poor's is rating the shares of Municipal Preferred, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to shares of Municipal Preferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund) in respect of Common Shares or any other shares of the Fund ranking junior to shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of Municipal Preferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets or Standard & Poor's Eligible Assets, or both, as the case may be, would at least equal the Municipal Preferred Basic Maintenance Amount (see "Description of Municipal Preferred -- Rating Agency Guidelines" and
"-- Redemption").

     Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with shares of Municipal Preferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of Municipal Preferred through their most recent Dividend Payment Date. When dividends are not paid in full upon the shares of Municipal Preferred through their most recent Dividend Payment Date or upon any other class or series of shares ranking on a parity as to the payment of dividends with shares of Municipal Preferred through their most recent respective dividend payment dates, all dividends declared upon shares of Municipal Preferred and any other such class or series of shares ranking on a parity as to the payment of dividends with shares of

Municipal Preferred shall be declared pro rata so that the amount of dividends declared per share on shares of Municipal Preferred and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of Municipal Preferred and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share of Municipal Preferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

     Under the Code, the Fund must, among other things, distribute at least 90% of the sum of its net investment income (including the excess, if any, of net short-term capital gain over net long-term capital loss) and its net tax-exempt income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification. See "Tax Matters -- Federal Income Tax Matters."

     Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to adjustment as described below. A designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) an Auction for such shares shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for such shares shall have existed in such Auction and
(iii) if the Fund shall have mailed a Notice of Redemption with respect to any shares of Municipal Preferred, as described under "Redemption -- Notice of Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of Municipal Preferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify Standard & Poor's (if Standard & Poor's is then rating such shares) and Moody's (if Moody's is then rating such shares) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide Standard & Poor's (if Standard & Poor's is then rating such shares) and Moody's (if Moody's is then rating such shares) with such documents as either may request.


     In the event the Fund wishes to designate a Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Friday that is a Business Day, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day.


     If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the holders of shares of Municipal Preferred. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 a.m., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent), notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

     No later than 11:00 a.m., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period as to which notice has been given as set forth in the preceding paragraph (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

          (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of Municipal Preferred as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for such shares shall not be held on such Auction Date for any reason or (2) an Auction for such shares shall be held on such Auction Date but Sufficient Clearing Bids for such shares shall not exist in such Action, (D) the scheduled Dividend Payment Dates for such shares during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to such shares in respect of such Special Rate Period; such notice to be accompanied by a Municipal Preferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such shares) and Standard & Poor's Eligible Assets (if Standard & Poor's is then rating such shares) each have an aggregate Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Fund); or

          (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of Municipal Preferred and that the next succeeding Rate Period shall be a Minimum Rate Period.

     If the Fund fails to deliver either such notice (and, in the case of the notice described in clause (i) above, a Municipal Preferred Basic Maintenance Report to the effect set forth in clause (i) (if either Moody's or Standard & Poor's is then rating the shares of Municipal Preferred)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 a.m., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in clause (ii) above. In the event the Fund delivers to the Auction Agent a notice described in clause (i) above, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in clause (ii) above, the Fund will provide Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) a copy of such notice.

VOTING RIGHTS

     Holders of shares of Municipal Preferred are entitled to vote on certain matters as described herein under "Investment Objectives and Policies -- Fundamental Investment Policies" and in the Prospectus under "Description of Municipal Preferred -- Voting Rights" and "Certain Provisions in the Agreement and Declaration of Trust."

     In connection with the election of the Fund's trustees, holders of outstanding Preferred Shares, including shares of Municipal Preferred, voting together as one separate class, shall be entitled to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and Preferred Shares, including shares of Municipal Preferred, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares, including shares of Municipal Preferred, shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of holders of outstanding Preferred Shares, including shares of Municipal Preferred, the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including shares of Municipal Preferred, as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of Preferred Shares, including shares of Municipal Preferred, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding Preferred Shares, including shares of Municipal Preferred, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees elected by the holders of Preferred Shares, including shares of Municipal Preferred (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

     So long as any shares of Municipal Preferred are outstanding, the Fund may not, without the affirmative vote of the holders of at least a majority of the shares of Municipal Preferred outstanding at the time, voting together as one separate class:


          (a) authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking prior to or on a parity with shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund (except that the Fund may, without the vote of the holders of shares of Municipal Preferred, authorize, create or issue additional shares of Municipal Preferred or classes or series of Preferred Shares ranking on a parity with shares of Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund if the Fund obtains written confirmation from Moody's (if Moody's is then rating the shares of Municipal Preferred) and Standard & Poor's (if Standard & Poor's is then rating the shares of Municipal Preferred) that the issuance of any such additional shares or class or series of shares would not impair the rating then assigned by such rating agency to shares of Municipal Preferred; provided, however, that if Moody's or Standard & Poor's is not then rating the shares of Municipal Preferred the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $24,450,000);


          (b) amend, alter or repeal the provisions of the Declaration or the By-Laws, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of the shares of Municipal Preferred or the holders thereof (provided, however, that a division of a share of Municipal Preferred shall be deemed to affect any such preference, right or power only if the terms of such division adversely affect the holders of any shares of Municipal Preferred);


provided, however, that (i) none of the actions permitted by the exception to
(a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of Municipal Preferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of shares of Municipal Preferred, and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Municipal Preferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if at least one of Moody's or Standard & Poor's is then rating the shares of Municipal Preferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Municipal Preferred Asset Coverage or the Municipal Preferred Basic Maintenance Amount. So long as any shares of Municipal Preferred are outstanding, the Fund may not, without the affirmative vote of the holders of at least 66 2/3% of the shares of Municipal Preferred outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     To the extent permitted by the 1940 Act, if any action set forth in the immediately preceding paragraph would adversely affect the rights of one or more series (the "Affected Series") of Municipal Preferred in a manner different from any other series of Municipal Preferred, the Fund will not approve any such action without the affirmative vote of the holders of at least a majority of the shares of each such Affected Series outstanding at the time (each such Affected Series voting as a separate class).

     Voting provisions will not apply with respect to shares of Municipal Preferred if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions required to be contained in the By-Laws by the rating agencies in the event the Fund receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

RATING AGENCY GUIDELINES

     The Fund intends that, so long as shares of Municipal Preferred are outstanding, the composition of its portfolio will reflect guidelines established by at least one of Moody's or Standard & Poor's in connection with the Fund's receipt on the Date of Original Issue of the shares of Municipal Preferred of ratings of "aaa" from Moody's or AAA from Standard & Poor's. Moody's and Standard & Poor's, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The guidelines described below have been developed by Moody's and Standard & Poor's in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred shares, generally on a case-by-case basis through discussions with the issuers of those securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred shares will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's or Standard & Poor's, or both, to issue the above-described ratings for shares of Municipal Preferred, which ratings are generally relied upon by investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of Municipal Preferred only so long as such rating agency is rating such shares. The Board of Trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or Standard & Poor's, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to shares of Municipal Preferred.

     So long as either Standard & Poor's or Moody's, or both, are rating the shares of Municipal Preferred, the Fund may not, among other things, (1) buy or sell futures or write put or call options and similar securities and buy or sell Inverse Floaters, except to the extent set forth in the By-Laws, which include the restrictions set forth as Appendix D to this Statement of Additional Information, (2) borrow money, except that the Fund may, without obtaining the written confirmation described below, borrow money for the purpose of clearing securities transactions if (a) the Municipal Preferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing (which shall mean, for purposes of the calculation of the Municipal Preferred Basic Maintenance Amount, adding the amount of the liability for such borrowing to the calculation of the Municipal Preferred Basic Maintenance Amount) and (b) such borrowing (i) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing (for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed), (3) issue additional shares of Municipal Preferred or any class or series of shares ranking prior to or on a parity with the shares of Municipal Preferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or reissue any shares of Municipal Preferred previously purchased or redeemed by the Fund, (4) engage in any short sales of securities,
(5) lend any securities, (6) merge or consolidate into or with any corporation,
(7) change the pricing service (currently the Fund uses both Muller Data Corporation and Standard & Poor's J.J. Kenny Evaluation Services) referred to in the definition of Market Value to a pricing service other than Muller Data Corporation or Standard & Poor's J.J. Kenny Evaluation Services, or (8) enter into reverse repurchase agreements, unless in each case (except as described above) it has received written confirmation from Standard & Poor's or Moody's, or both, as appropriate, that any such action would not impair the rating then assigned by such rating agency to shares of Municipal Preferred. While the Fund does not presently intend to borrow, and while the Fund is restricted under the 1940 Act from borrowing in excess of 33 1/3% of its total assets and is otherwise restricted from borrowing pursuant to rating agency guidelines, under certain circumstances and notwithstanding adverse interest rate or market conditions, the Fund is permitted to borrow for temporary or emergency purposes (e.g., to make required distributions or pay dividends) or to repurchase shares when such borrowing is deemed to be in the best interest of the common shareholders. See "Repurchase of Common Shares" herein and "Repurchase of Common Shares; Conversion to Open-End Fund" in the Prospectus for the circumstances under which the Fund may purchase Common Shares and incur indebtedness in connection therewith. Should the Fund borrow, the Fund would be required to pay when due the interest obligation on any debt incurred by the Fund before it would be able to pay dividends on shares of Municipal Preferred, and it is likely that the Fund would be required to pay the principal amount of any such debt prior to meeting the liquidation preference of the shares of Municipal Preferred. Because the interest expense on borrowings by the Fund will reduce the Fund's net investment earnings available to pay dividends on shares of Municipal Preferred, borrowing may impair the Fund's ability to pay such dividends on shares of Municipal Preferred. This risk is heightened in the event the Fund incurs variable rate debt, the interest rate on which may increase with increases in prevailing market rates.

ASSET MAINTENANCE

     1940 Act Municipal Preferred Asset Coverage. The Fund will be required under rating agency guidelines to maintain, as of the last Business Day of each month on which any shares of Municipal Preferred are outstanding, asset coverage of at least 200% with respect to such shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares). If the Fund fails to maintain such asset coverage in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred ("1940 Act Municipal Preferred Asset Coverage") and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "Redemption" below.

     Municipal Preferred Basic Maintenance Amount. The Fund will be required under rating agency guidelines to maintain, as of each Business Day (a "Valuation Date") on which shares of Municipal Preferred are outstanding, assets having in the aggregate a Discounted Value at least equal to the Municipal Preferred Basic Maintenance Amount established by the rating agency or agencies then rating the shares of Municipal Preferred. If the Fund fails to meet such requirement on any Valuation Date and such failure is not cured on or before the second Business Day after such Valuation Date (the "Municipal Preferred Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of Municipal Preferred. See "Redemption" below.

     The "Municipal Preferred Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of:

          (A)(i) the product of the number of shares of Municipal Preferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of Municipal Preferred (or other Preferred Shares) then subject to redemption;

             (ii) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first Dividend Payment Date for each share of Municipal Preferred outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date);

             (iii) subject to certain exceptions, the aggregate amount of dividends that would accumulate on shares of Municipal Preferred outstanding from such first Dividend Payment Date through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period thereof to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of such shares to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of such shares to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent with respect to such shares designating a Special Rate Period consisting of 49 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length;

             (iv) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date;

             (v) the amount of the Fund's Maximum Potential Gross-up Payment Liability as of such Valuation Date; and

             (vi) any current liabilities as of such Valuation Date to the extent not reflected in any of (A)(i) through (A)(v) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less

          (B) the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (A)(i) through (A)(vi), all as calculated in accordance with the requirements of the rating agency or agencies then rating the shares of Municipal Preferred.


For Standard & Poor's, the Trust shall include as a liability an amount calculated semi-annually equal to 150% of the estimated cost of obtaining other insurance guaranteeing the timely payment of interest on a Standard & Poor's Eligible Asset and principal thereof to maturity with respect to Standard & Poor's Eligible Assets that (i) are covered by a Policy which provides the Trust with the option to obtain such other insurance and (ii) are discounted by a Standard & Poor's Discount Factor determined, as the case may be, by reference to the insurance claims-paying ability rating of the issuer of such Policy. For purposes of the foregoing, "Maximum Potential Gross-up Payment Liability," as of any Valuation Date, means the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gain and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable. "Policy" means an insurance policy purchased by the Fund which guarantees the payment of principal and interest on specified Municipal Obligations during the period in which such Municipal Obligations are owned by the Fund; provided, however, that, as long as the shares of Municipal Preferred are rated by Standard & Poor's, the Fund will not obtain any Policy unless Standard & Poor's advises the Fund in writing that the purchase of such Policy will not adversely affect their then-current rating on shares of Municipal Preferred.


     In managing the Fund's portfolio, the Advisor will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Advisor, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Municipal Preferred Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the Municipal Preferred Basic Maintenance Amount by 5% or less, the Advisor will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the Municipal Preferred Basic Maintenance Amount.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the Municipal Preferred Basic Maintenance Amount on or prior to the Municipal Preferred Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities.


     On or before the third Business Day after a Valuation Date on which the Fund fails to meet the Municipal Preferred Basic Maintenance Amount, and on the third Business Day after the Municipal Preferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund is required to deliver to the Auction Agent (so long as either Moody's or Standard & Poor's is rating the shares of Municipal Preferred) a report with respect to the calculation of the Municipal Preferred Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure or such cure date, as the case may be (a "Municipal Preferred Basic Maintenance Report"). The Fund will also deliver, as required, a Municipal Preferred Basic Maintenance Report as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of each of January,
April, July and October of each year, commencing             , 1999, the Fund
will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent Municipal Preferred Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent Municipal Preferred Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.


     The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings, described below, have been based by the rating agencies on criteria such as the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     Standard & Poor's AAA Rating Guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Standard & Poor's guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines ("Standard & Poor's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Standard & Poor's Discount Factors"). The Discounted Value of a Municipal Obligation under Standard & Poor's guidelines is the fair market value thereof divided by the Standard & Poor's Discount Factor. The Standard & Poor's Discount

Factor used to discount a particular Municipal Obligation will be determined by reference to the "Standard & Poor's Exposure Period" (currently, three Business
Days) and to either (i) the Standard & Poor's rating on such Municipal Obligation, (ii) in the event the Municipal Obligation is insured under a Policy and the terms of the Policy permit the Fund, at its option, to obtain other permanent insurance guaranteeing the timely payment of interest on such Municipal Obligation and principal thereof to maturity, the Standard & Poor's insurance claims-paying ability rating of the issuer of the Policy or (iii) in the event the Municipal Obligation is insured under an insurance policy which guarantees the timely payment of interest on such asset and principal thereof to maturity, the Standard & Poor's insurance claims-paying ability rating of the issuer of the policy. Standard & Poor's Discount Factors for a range of exposure periods are set forth below:



                                    STANDARD & POOR'S DISCOUNT FACTORS RATING CATEGORY
                                    ---------------------------------------------------
EXPOSURE PERIOD                     AAA*    AA*    A*     BBB*    UNRATED**    ZEROS***
---------------                     ----    ---    ---    ----    ---------    --------
45 Business Days..................  200%    205%   220%   260%       230%        572%
25 Business Days..................  180     185    200    240        230         496
10 Business Days..................  165     170    185    225        230         426
 7 Business Days..................  160     165    180    220        230         411
 3 Business Days..................  140     145    160    200        230         388


---------------
*   Standard & Poor's rating.

** Standard & Poor's eligible assets not rated or rated less than BBB by Standard & Poor's and not rated at least the equivalent of an "A" rating by another nationally recognized crediting rating agency.

*** Municipal Obligations rated AAA by Standard & Poor's which are not interest bearing or do not pay interest at least semi-annually.

     Since the Standard & Poor's Exposure Period currently applicable to the Fund is three Business Days, the Standard & Poor's Discount Factors currently applicable to Standard & Poor's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "3 Business Days." Notwithstanding the foregoing, (i) the Standard & Poor's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by Standard & Poor's and mature or have a demand feature exercisable within 30 days or less, 120% if such Municipal Obligations are rated A-1 or SP-1- by Standard & Poor's and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by Standard & Poor's but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from Standard & Poor's; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as Standard & Poor's Eligible Assets; (ii) no Standard & Poor's Discount Factor will be applied to cash options and similar instruments or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by Standard & Poor's but qualifies as a Standard & Poor's Eligible Asset pursuant to clause (1)(c) of the following paragraph, such Municipal Obligation will be deemed to have a Standard & Poor's rating one full rating category lower than the Standard & Poor's rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by another nationally recognized credit rating agency. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by Standard & Poor's, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, will be considered to be short-term Municipal Obligations. "Receivables for Municipal Obligations Sold," for purposes of calculating Standard & Poor's Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     The Standard & Poor's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Standard & Poor's Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

          (1) In order to be considered Standard & Poor's Eligible Assets, Municipal Obligations owned by the Fund must:

             (a) be interest bearing and pay interest at least semi-annually;

             (b) be payable in U.S. dollars;

             (c) be publicly rated BBB or higher by Standard & Poor's or, except in the case of Anticipation Notes that are Grant Anticipation Notes or Bond Anticipation Notes which must be rated by Standard & Poor's to be included in Standard & Poor's Eligible Assets, if not rated by Standard & Poor's but rated by another nationally recognized credit rating agency, be publicly rated A or higher by such agency;

             (d) not be private placements (except in the case of Inverse Floaters);

             (e) be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event lower than $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding; and

             (f) not be subject to a covered call or covered put option written by the Fund.


          (2) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) will be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of Standard & Poor's Eligible Assets, provided that 2% is added to the applicable Standard & Poor's Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of Standard & Poor's Eligible Assets, and provided that Municipal Obligations (excluding Escrowed Bonds) not rated or rated less than BBB by Standard & Poor's or not rated at least A by another nationally recognized credit rating agency of any one issuer or guarantor (excluding bond insurers) shall constitute Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of Standard & Poor's Eligible Assets.



          (3) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of Standard & Poor's Eligible Assets; provided, however, that Municipal Obligations falling within the utility Issue Type Category will be broken down into three sub-categories and such Municipal Obligations will be considered Standard & Poor's Eligible Assets to the extent the Market Value of such Municipal Obligations in each such sub-category does not exceed 20% of the aggregate Market Value of Standard & Poor's Eligible Assets per each sub-category provided that the total utility Issue Type Category does not exceed 60% of the aggregate Market Value of Standard & Poor's Eligible Assets; provided, however, that Municipal Obligations falling within the transportation Issue Type Category will be broken down into two sub-categories and such Municipal Obligations will be considered Standard & Poor's Eligible Assets to the extent the Market Value of such Municipal Obligations in both sub-categories combined does not exceed 40% of the aggregate Market Value of Standard & Poor's Eligible Assets (exposure to transportation sub-category (i) described in the definition of Issue Type Category is limited to 20% of the aggregate Market Value of Standard & Poor's Eligible Assets, provided, however, exposure to transportation sub-category (ii) described above can exceed the 20% limit to the extent that exposure to transportation sub-category (i) is reduced, for a total exposure up to and not exceeding 40% of the aggregate Market Value of Standard & Poor's Eligible Assets for the transportation Issue Type Category); and provided, however, that general obligation issues will be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 50% of the aggregate Market Value of Standard & Poor's Eligible Assets.



          (4) Municipal Obligations not rated by Standard & Poor's shall be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of Standard & Poor's Eligible Assets, provided that such Municipal Obligations are rated at least A by another nationally recognized credit rating agency. The Market Value of Municipal Obligations not rated at least BBB by Standard & Poor's or not rated by Standard & Poor's or not rated at least A by another nationally recognized credit rating agency may not exceed 20% of the aggregate Market Value of Standard & Poor's Eligible Assets; provided, however, that if the Market Value of such Municipal Obligations exceeds 20% of the aggregate Market Value of Standard & Poor's Eligible Assets, a portion of such Municipal Obligations (selected by the Fund) shall not be considered Standard & Poor's Eligible Assets, so that the Market Value of such Municipal Obligations (excluding such portion) does not exceed 20% of the aggregate Market Value of Standard & Poor's Eligible Assets.



          (5) Municipal Obligations which are not interest bearing or do not pay interest at least semi-annually shall be considered Standard & Poor's Eligible Assets if rated AAA by Standard & Poor's.



          (6) Non-California long-term Municipal Obligations shall be considered Standard & Poor's Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of Standard & Poor's Eligible Assets.


     Moody's "aaa" Rating Guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, Municipal Obligations eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth in the table below ("Moody's Discount Factors"). The Discounted Value of a Municipal Obligation under Moody's guidelines is, as of any Valuation Date, (i) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the market value thereof divided by the applicable Moody's Discount Factor, or (ii) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (a) the lesser of the market value or call price thereof, including any call premium, divided by (b) the applicable Moody's Discount Factor. The Moody's Discount Factor used to discount a particular Municipal Obligation will be determined by reference to the "Moody's Exposure Period" (currently, the period commencing on a given Valuation Date and ending 49 days thereafter) and the Moody's rating on such Municipal Obligation. Moody's Discount Factors for a range of exposure periods are set forth below:

                                                            MOODY'S DISCOUNT FACTORS RATING CATEGORY
                                           --------------------------------------------------------------------------
EXPOSURE PERIOD                            Aaa*   Aa*   A*    Baa*   OTHER**   (V)MIG-1***   SP-1+****   UNRATED*****
---------------                            ----   ---   ---   ----   -------   -----------   ---------   ------------
7 weeks..................................  151%   159%  166%  173%     187%        136%         148%         225%
8 weeks or less but greater than 7
  weeks..................................  154    161   168   176      190         137          149          231
9 weeks or less but greater than 8
  weeks..................................  156    163   170   177      192         138          150          240

---------------
     * Moody's rating.

   ** Municipal Obligations not rated by Moody's but rated BBB by Standard &
      Poor's.

  *** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

 **** Municipal Obligations not rated by Moody's but rated SP-1+ by Standard &
      Poor's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations not rated or rated lower than Baa3 by Moody's and not rated or rated lower than BBB by Standard & Poor's.

     Since the Moody's Exposure Period currently applicable to the Fund is 49 days, the Moody's Discount Factors currently applicable to Moody's Eligible Assets will be determined by reference to the factors set forth opposite the line entitled "7 weeks." Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% so long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by Standard & Poor's and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold or futures, options and similar instruments (to the extent such securities are Moody's Eligible Assets); provided, however, that for purposes of determining the Moody's Discount Factor applicable to a Municipal Obligation, any Municipal Obligation (excluding any short-term Municipal Obligation) not rated by Moody's but rated by Standard & Poor's shall be deemed to have a Moody's rating which is one full rating category lower than its Standard & Poor's rating. "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of conditions (x) or (y).


     The Moody's guidelines impose certain minimum issue size, issuer, geographical diversification and other requirements for purposes of determining Moody's Eligible Assets, as set forth in the table below:


                                 MINIMUM        MAXIMUM            MAXIMUM              MAXIMUM
                                ISSUE SIZE     UNDERLYING    ISSUE TYPE CATEGORY         COUNTY
RATING                         ($ MILLIONS)    OBLIGOR(%)     CONCENTRATION(%)      CONCENTRATION(%)
------                         ------------    ----------    -------------------    ----------------
Aaa..........................       10            100                100                   100
Aa...........................       10             20                 60                    60
A............................       10             10                 40                    40
Baa..........................       10              6                 20                    20
Other*.......................       10              4                 12                    12
Unrated**....................       10              4                 --                    --


---------------

 * For purposes of the Minimum Issue Size and Maximum Underlying Obligor guidelines, Municipal Obligations not rated by Moody's and rated BBB by Standard & Poor's. For purposes of the Maximum Issue Type Category Concentration and Maximum County Concentration guidelines, Municipal Obligations not rated by Moody's and rated BBB or BBB+ by Standard & Poor's.


** Municipal Obligations not rated or rated lower than Baa3 by Moody's and not rated or rated lower than BBB by Standard & Poor's.


     For purposes of the foregoing table, the percentages provided, for a given rating, in the columns entitled "Maximum Underlying Obligor," "Maximum Issue Type Category Concentration" and "Maximum County Concentration" shall apply to the aggregate total of the Municipal Obligations in the rating category indicated and all rated Municipal Obligations in lower rating categories, as well as unrated Municipal Obligations that are Moody's Eligible Assets. In no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets, (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets, and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets.

     Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Colonial Management Associates, Inc., The Chase Manhattan Bank or the Auction Agent and (d) Liens by virtue of any repurchase agreement or futures contract; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Municipal Preferred Basic Maintenance Amount.


     The percentages set forth in the preceding table are based upon Moody's Eligible Assets calculated excluding cash. Current Moody's guidelines also require that Municipal Obligations constituting Moody's Eligible Assets (i) pay interest in cash, (ii) not have suspended ratings, and (iii) not be subject to a covered call or a covered put option written by the Fund. For purposes of determining the Moody's Discount Factors applicable to such Standard & Poor's-rated Municipal Obligations, any such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have a Moody's rating which is one full rating category lower than its Standard & Poor's rating. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1, VMIG-1, or P-1, or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by Standard & Poor's, will be considered to have a long-term rating of A. In general, Municipal Obligations which are rated less than Baa3 by Moody's or less than BBB by Standard & Poor's or not rated by Moody's or Standard & Poor's may comprise no more than 40% of the aggregate Market Value of Moody's Eligible Assets.

     The Fund will enter into futures and options transactions only for bona fide hedging purposes and not for leveraging or speculative purposes. So long as either Standard & Poor's or Moody's is rating the Municipal Preferred, the Fund will only engage in futures or options transactions in accordance with guidelines of such ratings agencies and, to the extent transactions would not be permitted by such guidelines, only after it has received written confirmation from Standard & Poor's or Moody's, as appropriate, that such transactions would not impair the ratings then assigned by such rating agency to shares of Municipal Preferred. The guidelines in effect with respect to futures and options transactions in which the Fund may engage are set forth in the By-Laws and are included as Appendix D to this Statement of Additional Information.

REDEMPTION

  Optional Redemption.  Except as described below,

          (i) shares of Municipal Preferred are redeemable, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date therefor, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of Municipal Preferred may not be redeemed in part if after such partial redemption fewer than 500 shares remain outstanding; (2) unless otherwise provided in the By-laws, shares of Municipal Preferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to the next succeeding sentence, the Notice of Special Rate Period relating to a Special Rate Period of shares of Municipal Preferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that such shares shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions"); and

          (ii) shares of Municipal Preferred are redeemable, at the option of the Fund, as a whole but not in part, out of funds legally available therefor in accordance with the Declaration, the By-Laws and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for such shares for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

A Notice of Special Rate Period relating to shares of Municipal Preferred for a Special Rate Period may contain Special Redemption Provisions only if the Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of such shares, determines that such Special Redemption Provisions are in the best interest of the Fund.

     If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed as set forth above, the number of shares to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of shares of such series (initially Cede & Co. as nominee of the Securities Depository) in proportion to the number of such shares held by such holders. Since the nominee of the Securities Depository is the only record holder of shares of Municipal Preferred, the Securities Depository will determine the number of shares to be redeemed from the accounts of the Agent Members. The Agent Members, in turn, may determine to redeem shares from some persons listed on their records as beneficial owners (which may include an Agent Member holding shares for its own account) without redeeming shares from the accounts of other persons listed on their records as beneficial owners.

     The Fund may not mail a Notice of Redemption relating to an optional redemption as described above on any date unless on such date (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of shares of Municipal Preferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of Municipal Preferred) and the Discounted Value of Standard & Poor's Eligible Assets (if Standard & Poor's is then rating the shares of Municipal Preferred) each at least equal the Municipal Preferred Basic Maintenance Amount and would at least equal the Municipal Preferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the Municipal Preferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets will be determined by reference to the first Moody's Exposure Period longer than the Moody's Exposure Period then applicable to the Fund.

     Mandatory Redemption. The Fund will be required to redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption (such amount, together with the redemption prices described above under "Optional Redemption," being herein referred to as the "Redemption Price"), certain of the shares of Municipal Preferred to the extent permitted under the 1940 Act, the Declaration, the By-Laws and any applicable law, if the Fund fails to maintain the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage in accordance with the requirements of the rating agency or rating agencies then rating the shares of Municipal Preferred and such failure is not cured on or before the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date (herein respectively referred to as a "Cure Date"), as the case may be. The number of shares of Municipal Preferred to be redeemed will be equal to the lesser of (a) the minimum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the satisfaction of the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, on such

Cure Date (provided, however, that, if there is no such minimum number of shares of Municipal Preferred and other Preferred Shares the redemption or retirement of which would have had such result, all shares of Municipal Preferred and Preferred Shares then outstanding will be redeemed), and (b) the maximum number of shares of Municipal Preferred, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of Municipal Preferred required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Municipal Preferred Basic Maintenance Amount or the 1940 Act Municipal Preferred Asset Coverage, as the case may be, pro rata among shares of Municipal Preferred and any other Preferred Shares subject to redemption or retirement.

     The Fund is required to effect such a mandatory redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available under the Declaration, the By-Laws and applicable law for the redemption of all of the required number of shares of Municipal Preferred and other Preferred Shares which are subject to mandatory redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund will redeem those shares of Municipal Preferred and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of Municipal Preferred are to be redeemed pursuant to a mandatory redemption, the number of shares to be redeemed shall be redeemed pro rata from the holders of such shares in proportion to the number of such shares held by such holders, in the same manner as described above in respect of optional redemptions of fewer than all outstanding shares of Municipal Preferred.

     Notice of Redemption. Notice of redemption shall be given by mailing the same to each holder of the shares to be redeemed (initially Cede & Co. as nominee of the Securities Depository), not less than 20 nor more than 45 days prior to the date fixed for redemption thereof, to the respective addresses of such holders as the same shall appear on the record books of the Fund ("Notice of Redemption"). Each such notice shall state (i) the redemption date; (ii) the number of shares of Municipal Preferred to be redeemed; (iii) the CUSIP number for such shares; (iv) the Redemption Price; (v) the place or places where certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and
(vii) the provisions of the By-Laws under which such redemption is made. If fewer than all shares of Municipal Preferred held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares to be redeemed from such holder. The Fund may provide in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     Other Redemption Procedures. To the extent that any redemption for which a Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption will be made as soon as practicable to the extent such funds become available. Failure to redeem shares of Municipal Preferred will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed. Notwithstanding the fact that the Fund may not have redeemed shares of Municipal Preferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of Municipal Preferred and will include those shares of Municipal Preferred for which a Notice of Redemption has been mailed. The first two sentences of this paragraph shall not apply in the event the Fund provides in any Notice of Redemption relating to an optional redemption that such redemption is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     Provided a Notice of Redemption has been mailed as described above, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of Municipal Preferred that are the subject of such notice, dividends on such shares will cease to accumulate and such shares will no longer be deemed outstanding for any purpose, and all rights of the holders of the shares so called for redemption will cease and terminate, except the right of the holders thereof to receive the Redemption Price, but without any interest or other additional amount, except as otherwise provided above under "Dividends -- Determination of Dividend Rate" and "-- Gross-up Payments." Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the notice shall so state), the Redemption Price shall be paid by the Auction Agent to the holders of shares of Municipal Preferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the holder thereof. The Fund will be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of Municipal Preferred called for redemption on such date and (ii) all other amounts to which holders of shares of Municipal Preferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date will, to the extent permitted by law, be repaid to the Fund, after which time the holders of shares of Municipal Preferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

     Notwithstanding the foregoing, if any dividends on shares of Municipal Preferred (whether or not earned or declared) are in arrears, no shares of Municipal Preferred shall be redeemed unless all outstanding shares of Municipal Preferred are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of Municipal Preferred; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of Municipal Preferred pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of Municipal Preferred.

     Except as described above with respect to redemptions and under "The Auction -- Orders by Existing Holders and Potential Holders," the Declaration and the By-Laws do not prohibit the Fund or any affiliate of the Fund from purchasing or otherwise acquiring any shares of Municipal Preferred.

     The Fund has the right to arrange for third parties to purchase from the holders thereof shares of Municipal Preferred which are to be redeemed as described above.

LIQUIDATION

     Upon a dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of shares of Municipal Preferred then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Municipal Preferred upon dissolution, liquidation or winding up of the affairs of the Fund, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for shares of Municipal Preferred shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the dissolution, liquidation or winding up of the affairs of the Fund. After the payment to the holders of the shares of Municipal Preferred of the full preferential amounts provided for as described herein, the holders of Municipal Preferred as such shall have no right or claim to any of the remaining assets of the Fund. In the event the assets of the Fund available for distribution to the holders of shares of Municipal Preferred, upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled, no such distribution shall be made on account of any other class or series of Preferred Shares ranking on a parity with the shares of Municipal Preferred upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of Municipal Preferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up. Subject to the rights of the holders of any series or class or classes of shares ranking on a parity with the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the holders of the shares of Municipal Preferred as described herein, but not prior thereto, any other series or class or classes of shares ranking junior to the shares of Municipal Preferred with respect to the distribution of assets upon dissolution, liquidation or winding up shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the shares of Municipal Preferred shall not be entitled to share therein.

     Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any Massachusetts business trust or corporation nor the merger or consolidation of any Massachusetts business trust or corporation into or with the Fund shall be a dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

                          REPURCHASE OF COMMON SHARES

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Common Shares trade in the open market at a price that is a function of several factors, including net asset value and yield. Shares of closed-end investment companies like the Fund that invest predominantly in municipal bonds sometimes have traded at prices higher than net asset value and at other times have traded at prices lower than net asset value. The Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. In addition, see "Description of Municipal Preferred -- Dividends -- Restrictions on Dividends and Other Payments" for a discussion of the limitations on the Fund's ability to engage in certain transactions. The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of the Fund's Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any

(a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York State banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience. Before deciding whether to take any action in response to a discount from net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                       MISCELLANEOUS INVESTMENT PRACTICES

SHORT-TERM TRADING

     In seeking to accomplish the Fund's investment objective, the Advisor may buy or sell portfolio securities whenever the Advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Advisor does not consider how long the Fund has owned the security. From time to time the Fund may buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gain, such gain generally will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other investment companies. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

LOWER-RATED SECURITIES

     The Fund may invest up to 20% of its net assets in California Municipal Obligations that, at the time of investment, are rated Ba or B by Moody's or BB or B by Standard & Poor's or comparably rated by another Rating Agency and unrated California Municipal Obligations considered to be of comparable quality by the Advisor. The Fund may not invest in bonds rated below B by Moody's or Standard & Poor's or comparably rated by another Rating Agency. Bonds rated Ba/BB and below are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." These risks include greater sensitivity to a general economic downturn and less secondary market trading. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value for such securities.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A for a description of security ratings.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other trusts and accounts managed by the Advisor and its affiliates, holds all or a major portion of the securities outstanding. Although the Advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

     Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The Fund may invest without limit in such bonds.

     To the extent the Fund invests in lower-rated or unrated securities, the achievement of the Fund's goals is more dependent on the Advisor's investment analysis than would be the case if the Fund were investing in investment grade securities.

PRIVATE PLACEMENTS

     The Fund may invest in securities that are purchased in private placements and, accordingly, may be subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

STEP COUPON BONDS (STEPS)

     The Fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

TENDER OPTION BONDS

     A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

     The Fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments, which consist of additional securities, will also be subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

     The Fund may invest in short-term money market instruments as follows:
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs.

FORWARD COMMITMENTS

     The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses on the sale of forward commitments.

     The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into a joint account, along with cash of other Liberty Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

     WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Advisor such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

     The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

     PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

     PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

     The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. For example, if the Fund were to write a call option based on the Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

FUTURES CONTRACTS AND RELATED OPTIONS

     Subject to applicable law, the Fund may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     The Fund does not intend to purchase or sell futures or related options for other than hedging purposes if, as a result, the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, similar to those described above in connection with the discussion of futures contracts.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.

     There is no assurance that higher than normal trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

     Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund would be likely to lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of high yield corporate securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its high yield corporate securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the high yield corporate securities held in its portfolio.

     INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

     There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     Successful use of index futures by the Fund is also subject to the Advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a profitable position over a short time period.

     OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

     As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

     The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant. If the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

     The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

ZERO COUPON SECURITIES (ZEROS)

     The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security and in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from zero coupon and stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

INVERSE FLOATERS

     Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

ADDITIONAL INFORMATION ON MUNICIPAL OBLIGATION INSURANCE

     ORIGINAL ISSUE INSURANCE. If interest or principal on a Municipal Obligation is due, but the issuer fails to pay it, the insurer will make payments in the amount due to its fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

     PORTFOLIO INSURANCE. Each portfolio insurance policy will be noncancellable and will remain in effect so long as (i) the Fund is in existence, (ii) the Fund continues to own the Municipal Obligations covered by the policy, and (iii) the Fund timely pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional Municipal Obligations the Fund buys after the effective date of the notice. The Fund's Board of Trustees will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

     Factors pertaining to the Fund's investment in California Municipal Obligations are set forth in Appendix E -- "Special Considerations Relating to California."

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

  Federal Taxation of the Fund

     The ability of the Fund to qualify for taxation as a regulated investment company under Subchapter M of the Code requires, among other things, that the Fund derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities, or options and futures with respect to stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     In addition, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     Further, in order to so qualify, the Fund must distribute to its shareholders with respect to each year at least 90% of the sum of (1) its net tax-exempt interest income and (2) its taxable net investment income (including, generally, taxable interest, dividends and certain other income, less certain expenses, and the excess, if any, of net short-term capital gain over net long-term capital loss) (the "Distribution Requirement").

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), plus 100% of any undistributed income from the preceding year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     The Fund generally intends to make sufficient distributions (including by way of deemed distributions) of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, the Fund may elect to pay the excise tax liability if it determines that the costs of making an excise tax distribution are greater than the excise tax liability that would be due upon the failure to make such excise tax distribution.

     If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be subject to corporate income taxes imposed at the Fund level, and all distributions from earnings and profits, including distributions of net exempt-interest income and net capital gain (i.e., the excess, if any, of net long-term capital gain over net short-term capital loss), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     If at any time when shares of Municipal Preferred are outstanding the Fund does not meet applicable asset coverage requirements, the Fund will be required to suspend distributions to holders of Common Shares until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay the 4% federal excise tax described above and may prevent the Fund from satisfying the Distribution Requirement. The Fund may redeem shares of Municipal Preferred in an effort to comply with the Distribution Requirement and to avoid the excise tax. See "Description of Municipal Preferred -- Dividends."

  Federal Taxation of Shareholders

     Dividends and Other Distributions. In order for any distributions to holders of shares of Municipal Preferred to be eligible to be treated as exempt-interest dividends, the shares of Municipal Preferred must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray relating to the lack of any present intention to redeem or purchase shares of Municipal Preferred at any time in the future, it is the opinion of Ropes & Gray that the shares of Municipal Preferred will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the Internal Revenue Service stating that certain auction rate preferred stock similar in many material respects to the Municipal Preferred represents equity. The opinion of Ropes & Gray represents only its best legal judgment and is not binding on the Internal Revenue Service or the courts. If the Internal Revenue Service were successfully to assert that variable rate preferred stock such as the Municipal Preferred should be treated as debt for federal income tax purposes, dividends on shares of Municipal Preferred would be treated as taxable interest for federal income tax purposes. In such event, dividends on shares of Municipal Preferred would not be increased by the Fund and holders of shares of Municipal Preferred would not be entitled to any additional distributions from the Fund (including any Gross-up Payments) to offset the effect of paying federal income tax on Fund distributions so recharacterized as interest. Ropes & Gray has advised the Fund that, should the Internal Revenue Service pursue in court the position that the shares of Municipal Preferred should be treated as debt for federal income tax purposes, the Internal Revenue Service would be unlikely to prevail.

     Prior proposed legislation that was ultimately not enacted would have reinstated a deductible tax (the "Environmental Tax"), imposed through tax years beginning before January 1, 1996, at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the alternative minimum tax net operating loss deduction) in excess of $2 million. If the Environmental Tax is reinstated, exempt-interest dividends paid by the Fund that are included in a corporate shareholder's alternative minimum taxable income may subject such shareholder to the Environmental Tax. It is not possible for the Fund to predict whether similar legislation might be proposed and enacted in the future. Corporate shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

     As discussed in the Prospectus, exempt-interest dividends attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are, within the meaning of Section 147(a) of the Code, "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person." For additional information, investors should consult their tax advisors before investing in Municipal Preferred.

     All or a portion of interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares may not be deductible by the shareholder. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness multiplied by the percentage of the Fund's total distributions (not including distributions of capital gain net income) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered to have been used for the purpose of purchasing or carrying particular assets, the purchase of shares of Municipal Preferred may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Under federal tax law in effect at the date of this Prospectus, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of Municipal Preferred) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations and some individuals) and portfolio investments (in the case of individuals). Prior proposed legislation that was ultimately not enacted would have further limited or repealed this two-percent de minimis exception, which could reduce the total after-tax yield of the Municipal Preferred to investors to whom the de minimis exception would otherwise apply. It is not possible for the Fund to predict whether similar legislation might be proposed and enacted in the future. Shareholders should consult with their own tax advisors regarding the likelihood of such legislation and its effect on them.

     Sales or Redemptions of Shares. From time to time the Fund may make a tender or repurchase offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares, and dispose of all shares of Municipal Preferred, held or considered under Code rules to be held by such shareholder. Shareholders who tender all Common Shares and dispose of all shares of Municipal Preferred held, or considered held, by them will be treated as having sold such shares and generally will realize a capital gain or loss. If, however, a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Municipal Preferred, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders (including holders of Municipal Preferred) will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Municipal Preferred held by a holder of Municipal Preferred and such holder of Municipal Preferred is treated as having received a taxable dividend upon such redemption, there is a remote risk that holders of Common Shares and non-redeeming holders of Municipal Preferred will be treated as having received taxable distributions from the Fund.

     Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding. An individual's taxpayer identification number is his or her social security number.

     Foreign Investors. Non-resident alien individuals, foreign corporations and certain other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions of the Fund's net capital gain received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

     The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

     The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and owners of shares of Municipal Preferred. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Owners of shares of Municipal Preferred are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters.

FOREIGN, STATE AND LOCAL TAX MATTERS

     The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any foreign, state or local taxing authority. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income. Holders of shares of Municipal Preferred are advised to consult with their own tax advisors about foreign, state and local tax matters.

SPECIAL TAX CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

     Information regarding the California tax consequences of investing in the Fund are set forth in Appendix E -- "Special Considerations Relating to California."

                             SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and requires that a notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

                                   CUSTODIAN

     The Chase Manhattan Bank, located at 270 Park Avenue, New York, New York 10017-2070, is the Fund's custodian. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. The financial statements included in this SAI have been so included in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

                             MISCELLANEOUS MATTERS

     From time to time, the Fund may discuss or quote its current portfolio manager or managers as well as other investment personnel, including such person's or persons' views on the following matters: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process, including the use of investment teams; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

     The Fund may also quote evaluations mentioned in independent radio or television broadcasts or print material, and use charts and graphs to illustrate the effects of compounding and tax-deferral and to compare tax-exempt yields and their taxable equivalent. The Fund may discuss current market conditions in comparing the yields of municipal bonds and taxable bonds. The Fund may also discuss the benefits of investing in insured bonds and the Fund's anticipated initial portfolio composition, including using charts and graphs to illustrate the percentages which the Fund expects to invest in bonds rated in certain rating categories by one or more Rating Agencies.

     From time to time, the Fund may also discuss or quote the views of its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding the following matters: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                    GLOSSARY


     "'AA' Composite Commercial Paper Rate" has the meaning set forth on pages B-17 to B-18 of this Statement of Additional Information.


     "Advisor" means Colonial Management Associates, Inc.


     "Affected Series" has the meaning set forth on page B-34 of this Statement of Additional Information.


     "Affiliate" means, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a trustee of the Fund be an Affiliate solely because such director, trustee or executive officer is also a trustee of the Fund.

     "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.


     "Anticipation Notes" means Bond Anticipation Notes (BANs) that are rated by Standard & Poor's, Grant Anticipation Notes (GANs) that are rated by Standard & Poor's, Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs) and Tax and Revenue Anticipation Notes (TRANs).



     "Applicable Rate" has the meaning set forth on page B-13 of this Statement of Additional Information.


     "Auction" means each periodic implementation of the Auction Procedures.

     "Auction Agency Agreement" has the meaning set forth on page B-13 of this Statement of Additional Information.

     "Auction Agent" means the entity appointed as such by a resolution of the Board of Trustees.

     "Auction Date," with respect to any Rate Period, means the Business Day next preceding the first day of such Rate Period.

     "Auction Procedures" means the procedures for conducting Auctions as described in this Statement of Additional Information, including Appendix B hereto.


     "Available Municipal Preferred" has the meaning set forth on page B-21 of this Statement of Additional Information.



     "Benchmark Rate" has the meaning set forth on page B-22 of this Statement of Additional Information.



     "Beneficial Owner" has the meaning set forth on page B-13 of this Statement of Additional Information.



     "Bid" has the meaning set forth on page B-15 of this Statement of Additional Information.



     "Bidder" and "Bidders" have the respective meanings set forth on page B-15 of this Statement of Additional Information.


     "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof.

     "Broker-Dealer" means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     "Broker-Dealer Agreement" means an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in the By-Laws, the Prospectus and this Statement of Additional Information.


     "Business Day" has the meaning set forth on page B-13 of this Statement of Additional Information.


     "By-Laws" means the Amended and Restated By-Laws of Colonial California Insured Municipal Fund on file with the Secretary of the Commonwealth of Massachusetts.

     "California Municipal Obligations" has the meaning set forth on page B-2 of this Statement of Additional Information.

     "Cede" means Cede & Co., the nominee of DTC in whose name the shares of Municipal Preferred initially will be registered.


     "CFTC" has the meaning set forth on page B-53 of this Statement of Additional Information.


     "Code" means the Internal Revenue Code of 1986, as amended.


     "Commercial Paper Dealers" has the meaning set forth on page B-18 of this Statement of Additional Information.


     "Common Shares" means the common shares of beneficial interest, without par value, of the Fund.

     "Cure Date" means the Municipal Preferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.


     "Date of Original Issue" has the meaning set forth on page B-13 of this Statement of Additional Information.


     "Declaration" means the Agreement and Declaration of Trust of Colonial California Insured Municipal Fund, as amended, on file with the Secretary of the Commonwealth of Massachusetts.

     "Deposit Securities" means cash and Municipal Obligations rated at least A-1+ or SP-1+ by Standard & Poor's, except that, for purposes of determining whether the Fund may mail a Notice of Redemption, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

     "Discount Factor" means a Moody's Discount Factor or a Standard & Poor's Discount Factor, as the case may be.

     "Discounted Value" means, as of any Valuation Date, (i) with respect to a Standard & Poor's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Standard & Poor's Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the market value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.


     "Dividend Payment Date" has the meaning set forth on page B-13 of this Statement of Additional Information.



     "Dividend Period" has the meaning set forth on page B-13 of this Statement of Additional Information.



     "DTC" has the meaning set forth on page B-14 of this Statement of Additional Information.


     "Eligible Assets" means Moody's Eligible Assets or Standard & Poor's Eligible Assets, as the case may be.

     "Escrowed Bonds" means Municipal Obligations that (i) have been determined to be legally defeased in accordance with Standard & Poor's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with Standard & Poor's economic defeasance criteria and assigned a rating of AAA by Standard & Poor's, (iii) are not rated by Standard & Poor's but have been determined to be legally defeased by Moody's, or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of Standard & Poor's AAA rating.


     "Existing Holder" has the meaning set forth on page B-13 of this Statement of Additional Information.


     "Failure to Deposit," with respect to shares of Municipal Preferred, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on the Business Day next preceding any Dividend Payment Date for such shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such shares in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share after Notice of Redemption is mailed as set forth in the By-Laws, the Prospectus or this Statement of Additional Information; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of Municipal Preferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     "Fund" means Colonial California Insured Municipal Fund, a Massachusetts business trust, which is the issuer of the shares of Municipal Preferred.


     "Gross-up Payment" has the meaning set forth on page B-29 of this Statement of Additional Information.



     "Hold Order" has the meaning set forth on page B-15 of this Statement of Additional Information.


     "Holder" means the registered holder of shares of Municipal Preferred as the same appears on the record books of the Fund.

     "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a futures contract.


     "Initial Rate Period" has the meaning set forth on page B-13 of this Statement of Additional Information.


     "IRS" means the Internal Revenue Service.

     "Inverse Floater" shall mean trust certificates or other instruments evidencing interests in one or more municipal securities that qualify as Standard & Poor's Eligible Assets (and are not part of a private placement of municipal securities and satisfy the issuer and size requirements of the definition of Standard & Poor's Eligible Assets) the interest rates on which are adjusted at short-term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity.


     "Issue Type Category" shall mean, with respect to a Municipal Obligation acquired by the Fund, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private);

housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; and (B) for purposes of calculating Standard & Poor's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories. The general obligation issue category includes any issuer that is directly or indirectly guaranteed by the State of California or its political subdivisions. Utility issuers are included in the general obligation issue category if the issuer is directly or indirectly guaranteed by the State of California or its political subdivisions. Municipal Obligations in the utility issuer category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue); (ii) water and sewer utilities and combination issues (if the combination issue does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities, provided that Municipal Obligations included in this sub-category
(iii) must be rated by Standard & Poor's in order to be included in Standard & Poor's Eligible Assets. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); and (ii) mass transit, parking seaports and others.



     "Kenny Index" has the meaning set forth on page B-17 of this Statement of Additional Information.



     "Late Charge" has the meaning set forth on page B-27 of this Statement of Additional Information.



     "Liens" has the meaning set forth on page B-42 of this Statement of Additional Information.


     "Liquidation Preference," with respect to a given number of shares of Municipal Preferred, means $25,000 times that number.

     "Market Value" of any asset of the Fund means the market value thereof determined by the pricing service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The pricing service will use current industry standards to value portfolio securities. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. In the event the pricing service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Trustees.


     "Maximum Potential Gross-up Payment Liability" has the meaning set forth on page B-36 of this Statement of Additional Information.



     "Maximum Rate" has the meaning set forth on pages B-16 to B-17 of this Statement of Additional Information.


     "Minimum Rate Period" means any Rate Period consisting of 7 Rate Period
Days.

     "Moody's" means Moody's Investors Service, Inc. and its successors.


     "Moody's Discount Factors" has the meaning set forth on page B-40 of this Statement of Additional Information.



     "Moody's Eligible Assets" has the meaning set forth on page B-40 of this Statement of Additional Information.



     "Moody's Exposure Period" has the meaning set forth on page B-40 of this Statement of Additional Information.


     "Moody's Volatility Factor" means, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal federal individual income tax rate applicable to ordinary income and the maximum marginal federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points, until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

     FEDERAL       VOLATILITY
TAX RATE INCREASE    FACTOR
-----------------  ----------
        5%            295%
       10%            317%
       15%            341%
       20%            369%
       25%            400%
       30%            436%
       35%            477%
       40%            525%

     "Municipal Obligations" has the meaning set forth on page B-2 of this Statement of Additional Information.

     "Municipal Preferred" means the Municipal Auction Rate Cumulative Preferred Shares, without par value, liquidation preference $25,000 per share, of the Fund.


     "Municipal Preferred Basic Maintenance Amount" has the meaning set forth on page B-36 of this Statement of Additional Information.



     "Municipal Preferred Basic Maintenance Cure Date" has the meaning set forth on page B-35 of this Statement of Additional Information.

     "Municipal Preferred Basic Maintenance Report" has the meaning set forth on page B-37 of this Statement of Additional Information.


     "1940 Act" means the Investment Company Act of 1940, as amended.


     "1940 Act Cure Date" has the meaning set forth on page B-35 of this Statement of Additional Information.



     "1940 Act Municipal Preferred Asset Coverage" has the meaning set forth on page B-35 of this Statement of Additional Information.



     "Notice of Redemption" has the meaning set forth on page B-44 of this Statement of Additional Information.



     "Notice of Special Rate Period" has the meaning set forth on page B-32 of this Statement of Additional Information.



     "Order" and "Orders" have the respective meanings set forth on page B-15 of this Statement of Additional Information.



     "Other Issues" has the meaning specified in the definition of "Issue Type Category" in this Statement of Additional Information.


     "Outstanding" means, as of any Auction Date with respect to shares of Municipal Preferred, the number of such shares theretofore issued by the Fund except, without duplication, (i) any shares of Municipal Preferred theretofore canceled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of Municipal Preferred as to which the Fund or any Affiliate thereof shall be an Existing Holder, and (iii) any shares of Municipal Preferred represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     "Person" means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.


     "Policy" has the meaning set forth on page B-37 of this Statement of Additional Information.



     "Potential Beneficial Owner" has the meaning set forth on page B-13 of this Statement of Additional Information.



     "Potential Holder" has the meaning set forth on page B-13 of this Statement of Additional Information.


     "Preferred Shares" means the preferred shares of beneficial interest, without par value of the Fund, and includes the Municipal Preferred.


     "Rate Multiple" has the meaning set forth on page B-19 of this Statement of Additional Information.



     "Rate Period" has the meaning set forth on page B-13 of this Statement of Additional Information.


     "Rate Period Days," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of the second paragraph under "Description of Municipal Preferred -- Dividends -- General" or the second paragraph under "Description of Municipal Preferred -- Dividends -- Designation of Special Rate Periods."


     "Receivables for Municipal Obligations Sold," for purposes of calculating Moody's Eligible Assets or Standard & Poor's Eligible Assets, as the case may be, has the meaning set forth on page B-41 and B-38 of this Statement of Additional Information, respectively.



     "Redemption Price" has the meaning set forth on page B-43 of this Statement of Additional Information.



     "Reference Rate" has the meaning set forth on page B-17 of this Statement of Additional Information.

     "SEC" means the Securities and Exchange Commission.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of Municipal Preferred.


     "Sell Order" has the meaning set forth on page B-15 of this Statement of Additional Information.



     "Special Rate Period" has the meaning set forth on page B-13 of this Statement of Additional Information.



     "Special Redemption Provisions" has the meaning set forth on page B-42 of this Statement of Additional Information.


     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and its successors.


     "Standard & Poor's Discount Factors" has the meaning set forth on page B-37 of this Statement of Additional Information.



     "Standard & Poor's Eligible Assets" has the meaning set forth on page B-37 of this Statement of Additional Information.



     "Standard & Poor's Exposure Period" has the meaning set forth on page B-38 of this Statement of Additional Information.



     "Standard & Poor's Volatility Factor" means, as of any Valuation Date, a multiplicative factor equal to (i) 277% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, (ii) 228% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days, and (iii) 198% in the case of any Special Rate Period of more than 182 Rate Period Days.


     "Submission Deadline" means 1:30 p.m., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.


     "Submitted Bid" and "Submitted Bids" have the respective meanings set forth on page B-21 of this Statement of Additional Information.



     "Submitted Hold Order" and "Submitted Hold Orders" have the respective meanings set forth on page B-21 of this Statement of Additional Information.



     "Submitted Order" and "Submitted Orders" have the respective meanings set forth on page B-21 of this Statement of Additional Information.



     "Submitted Sell Order" and "Submitted Sell Orders" have the respective meanings set forth on page B-21 of this Statement of Additional Information.



     "Subsequent Rate Period" has the meaning set forth on page B-13 of this Statement of Additional Information.



     "Substitute Commercial Paper Dealer" has the meaning set forth on page B-18 of this Statement of Additional Information.



     "Substitute U.S. Government Securities Dealer" has the meaning set forth on page B-19 of this Statement of Additional Information.



     "Sufficient Clearing Bids" has the meaning set forth on page B-21 of this Statement of Additional Information.



     "Taxable Allocation" has the meaning set forth on page B-29 of this Statement of Additional Information.

     "Taxable Equivalent of the Short-Term Municipal Bond Rate" has the meaning set forth on page B-17 of this Statement of Additional Information.



     "Taxable Income" has the meaning set forth on page B-22 of this Statement of Additional Information.



     "Taxable Yield Rate" has the meaning set forth on page B-22 of this Statement of Additional Information.



     "Treasury Bill" has the meaning set forth on page B-19 of this Statement of Additional Information.



     "Treasury Bill Rate" has the meaning set forth on page B-18 of this Statement of Additional Information.



     "Treasury Note" has the meaning set forth on page B-19 of this Statement of Additional Information.



     "Treasury Note Rate" has the meaning set forth on page B-19 of this Statement of Additional Information.



     "U.S. Government Securities Dealer" has the meaning set forth on page B-19 of this Statement of Additional Information.



     "Valuation Date" has the meaning set forth on page B-35 of this Statement of Additional Information.


     "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

     "Volatility Factor" means, as of any Valuation Date, the greater of the Moody's Volatility Factor and the Standard & Poor's Volatility Factor.

     "Voting Period" means a period that shall commence (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Share, including Municipal Preferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or (B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.


     "Winning Bid Rate" has the meaning set forth on page B-21 of this Statement of Additional Information.

                              FINANCIAL STATEMENTS



     Following are the audited financial statements for the initial capitalization of the Fund and the report of PricewaterhouseCoopers LLP dated October 26, 1999.



Colonial California Insured Municipal Fund


Statement of Net Assets


October 25, 1999



Assets:
          Cash..............................................  $100,000
Capital:
          Paid in Capital (net assets)......................  $100,000
Shares Outstanding (Unlimited number authorized)............     6,667
Net Asset Value (Capital) Per Share.........................  $  15.00



NOTES TO STATEMENT OF NET ASSETS



NOTE 1. ORGANIZATION: Colonial California Insured Municipal Fund (the "Fund") is a newly organized closed-end, non-diversified management investment company. The Fund's investment objective is to provide current income generally exempt from regular federal income tax and California state personal income tax. The Fund will invest its assets in a non-diversified portfolio of bonds and notes that generally are issued by or on behalf of California state and local government units whose interest is, in the opinion of the issuer's counsel (or on the basis of other reliable authority), exempt from regular federal income tax and California state personal income tax.



     The Fund is inactive except for matters relating to its organization and registration, as a closed-end investment company under the Investment Company Act of 1940, and the sale of 6,667 shares of the Fund for $100,000 to Colonial Management Associates, Inc. (the "Advisor"), a wholly-owned subsidiary of Liberty Funds Group LLC, which is an indirect majority-owned subsidiary of Liberty Mutual Insurance Company. The Advisor has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales loads) that exceed $0.03 per Common Share (0.2% of offering price).



NOTE 2. TRANSACTIONS WITH AFFILIATES: Upon commencement of investment operations, the Advisor will receive an annual management fee from the Fund, computed and accrued daily and paid monthly, in a maximum amount equal to 0.65% of the Fund's average weekly total net assets. The Advisor also provides the Fund with accounting, bookkeeping, pricing and other services. For the first ten years of the Fund's operation, the Advisor has agreed to waive the following amount of the Fund's fees: 0.30% for years ending through November 30, 2004, 0.25% for the year ended November 30, 2005, 0.20% for the year ended November 30, 2006, 0.15% for the year ended November 30, 2007, 0.10% for the year ended November 30, 2008 and 0.05% for the year ended November 30, 2009. The Advisor has not agreed to waive any portion of the Fund's fees and expenses beyond November 30, 2009.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees of


Colonial California Insured Municipal Fund



     In our opinion, the accompanying statement of net assets presents fairly, in all material respects, the financial position of Colonial California Insured Municipal Fund (the "Fund") at October 25, 1999, in conformity with generally accepted accounting principles. The statement of net assets is the responsibility of the Fund's management; our responsibility is to express an opinion on the statement of net assets based on our audit. We conducted our audit of the statement of net assets in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Boston, Massachusetts


October 26, 1999

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS SERVICES -- A brief description of the applicable Standard & Poor's Ratings Services ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2.  Nature of and provisions of the obligation;

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

        The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

* Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R The "r" highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-l."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

SHORT-TERM LOANS

MIG 1/VMIG 1     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security
                 elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                                   APPENDIX B

                               AUCTION PROCEDURES

     The following procedures will be set forth as Paragraphs 1 through 8 of
Part II of Section 12.1 of the Amended and Restated By-Laws of the Fund. The terms not defined below are defined in the Glossary or in the Prospectus or this Statement of Additional Information.

1.  ORDERS.

     (a) Prior to the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred:

          (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

             (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owners desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

             (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

             (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owners which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next Rate Period of shares of such series;

and

          (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(a), (i)(B), (i)(C), or (ii) of this subparagraph (a) is hereinafter referred to as an "order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this subparagraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this subparagraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this subparagraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

             (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

             (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in paragraph 4(a)(iv) herein if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

             (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in paragraph 4(b)(iii) herein if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

             (A) the number of Outstanding shares of such series specified in such Sell Order; or

             (B) such number or a lesser number of Outstanding shares of such series as set forth in paragraph 4(b)(iii) herein if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Municipal Preferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph 2(c) herein if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of paragraph 7 herein or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of Municipal Preferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

             (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

             (B) such number or a lesser number of Outstanding shares of such series as set forth in paragraph 4(a)(v) herein if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of shares of Municipal Preferred other than whole shares shall be valid.

2.  SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of Municipal Preferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

          (ii) the aggregate number of shares of such series that are the subject of such Order;

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

          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

             (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

             (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

             (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the Outstanding shares of Municipal Preferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of Municipal Preferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

             (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

             (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

             (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of a series of Municipal Preferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.


     (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of Municipal Preferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Holder Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:


          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Municipal Preferred" of such series);

          (ii) from the Submitted Orders for shares of such series whether:

             (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

          exceeds or is equal to the sum of:

             (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

             (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

        (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

             (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

             (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Municipal Preferred of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to subparagraph (a) of this paragraph 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of Municipal Preferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in subparagraph (c) of this paragraph 3.

     (c) For purposes of subparagraph (b)(iii) of this paragraph 3, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)
(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the greater of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the greater of the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax applicable to ordinary income, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of Municipal Preferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

     4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of Municipal Preferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph 3(a) herein, the

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

Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of subparagraphs
(d) and (e) of this paragraph 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

          (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of Municipal Preferred subject to such Submitted Bids;

          (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

          (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

          (iv) each Existing Holders' Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of Municipal Preferred subject to such Submitted Bid, unless the number of Outstanding shares of Municipal Preferred subject to all such Submitted Bids shall be greater than the number of shares of Municipal Preferred ("remaining shares") in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of Municipal Preferred subject to such Submitted Bid, but only in an amount equal to the number of shares of Municipal Preferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of Municipal Preferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of Municipal Preferred subject to such Submitted Bids may be all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

          (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate of shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Municipal Preferred of such series over the number of shares of Municipal Preferred subject to Submitted Bids described in clauses (ii) through (iv) of this subparagraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares Municipal Preferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of Municipal Preferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of subparagraph (d) of this paragraph 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following orders of priority and all other Submitted Bids for shares of such series shall be rejected:

          (i) Existing Holder's Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of Municipal Preferred subject to such Submitted Bids;

          (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

          (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this subparagraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of Municipal Preferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of subparagraph (a) or clause (iii) of subparagraph (b) of this paragraph 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of Municipal Preferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of Municipal Preferred.

     (e) If, as a result of the procedures described in clause (v) of subparagraph (a) of this paragraph 4, any Potential Holder would be entitled or required to purchase less than a whole share of series of Municipal Preferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of Municipal Preferred of such series for purchase among Potential Holders so that only whole shares of Municipal Preferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of Municipal Preferred of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of Municipal Preferred, the Auction Agent shall determine the aggregate of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of Municipal Preferred of such series. Notwithstanding any provision of the Auction procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of Municipal Preferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of Municipal Preferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Benefit Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of Municipal Preferred of any series or to pay for shares of Municipal Preferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gain or other income taxable for federal income tax purposes in any dividend on shares of Municipal Preferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of Municipal Preferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

     6. AUCTION AGENT. For so long as any shares of Municipal Preferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of Municipal Preferred are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of Municipal Preferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of Municipal Preferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of a series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

     7. TRANSFER OF SHARES OF MUNICIPAL PREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of Municipal Preferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described herein or to a Broker-Dealer; provided, however, that
(a) a sale, transfer or other disposition of shares of Municipal Preferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this paragraph 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

     8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (i) all of the shares of a series of Municipal Preferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of Municipal Preferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

                                   APPENDIX C

                             SETTLEMENT PROCEDURES


     Capitalized terms used herein have the respective meanings specified in the forepart of the Statement of Additional Information or the Glossary included in the Statement of Additional Information, as the case may be.


     (a) On each Auction Date for shares of Municipal Preferred, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order to the Auction Agent as or on behalf of an Existing Holder or Potential Holder of:

          (i) the Applicable Rate fixed for the next Rate Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer submitted a Bid or a Sell Order to the Auction Agent as or on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of Municipal Preferred then outstanding to be sold by such Existing Holder;

          (iv) if such Broker-Dealer submitted a Bid to the Auction Agent as or on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of Municipal Preferred to be purchased by such Potential Holder;

          (v) if the aggregate number of shares of Municipal Preferred to be sold by all Existing Holders with respect to whom such Broker-Dealer or Sell Orders to the Auction Agent is different than the aggregate number of shares of Municipal Preferred to be purchased by all Potential Holders with respect to whom such Broker-Dealer to the Auction Agent, the name or names of one or more other Broker-Dealers (and the Agent Member, if any, of each such other Broker-Dealer) and the number of shares of Municipal Preferred to be (x) purchased from one or more Existing Holders with respect to whom such other Broker-Dealers submitted Bids or Sell Orders to the Auction Agent, or (y) sold to one or more Potential Holders with respect to whom such other Broker-Dealers submitted Bids to the Auction Agent; and

          (vi) the scheduled Auction Date of the next succeeding Auction for shares of Municipal Preferred.

     (b) On each Auction Date for shares of Municipal Preferred, each Broker-Dealer that submitted an Order to the Auction Agent as or on behalf of any Existing Holder or Potential Holder shall:

          (i) advise each Existing Holder and Potential Holder (and each Beneficial Owner and Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid or Sell Order to the Auction Agent whether such Bid or Sell Order was accepted or rejected, in whole or in part;

          (ii) instruct each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of Municipal Preferred to be purchased pursuant to such Bid against receipt of such shares;

          (iii) instruct each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of Municipal Preferred to be sold pursuant to such Bid or Sell Order against payment therefor;

          (iv) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent and each Potential Holder (and each

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     Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent of the Applicable Rate for the next succeeding Rate Period;

          (v) advise each Existing Holder (and each Beneficial Owner) with respect to whom such Broker-Dealer submitted an Order to the Auction Agent of the Auction Date of the next succeeding Auction; and

          (vi) advise each Potential Holder (and each Potential Beneficial Owner) with respect to whom such Broker-Dealer submitted a Bid to the Auction Agent that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction for Municipal Preferred.

     (c) On the basis of the information provided to it pursuant to paragraph
(a) above, each Broker-Dealer that submitted a Bid or Sell Order to the Auction Agent for any shares of Municipal Preferred shall allocate any funds received by it (or its Agent Member) in respect of such shares pursuant to paragraph (b)(ii) above and any shares of Municipal Preferred received by it (or its Agent Member) pursuant to paragraph (b)(iii) above among the Potential Holders and Potential Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids to the Auction Agent for such shares, the Existing Holders and Beneficial Owners, if any, with respect to whom such Broker-Dealer submitted Bids or Sell Orders to the Auction Agent for such shares, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph (a)(v) above.

     (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sales of shares of Municipal Preferred as determined in the Auction for shares of Municipal Preferred.

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                                   APPENDIX D

                 RATING AGENCY FUTURES AND OPTIONS RESTRICTIONS

     The following restrictions will be set forth in Paragraph 10(a) of Part I of Section 12.1 of the Amended and Restated By-Laws (the "By-Laws") of the Fund. The terms not defined below are defined in the Glossary, the Prospectus, the Statement of Additional Information or the By-Laws, filed as an exhibit to the Registration Statement of the Fund. Reference is made to the By-Laws for the full text of the rating agency restrictions on futures and options transactions and certain other actions or investments by the Fund.

     (a) For so long as any Municipal Preferred are rated by Standard & Poor's or Moody's, the Fund will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from Standard & Poor's or Moody's, or both, as the case may be, that engaging in such transactions will not impair the ratings then assigned to the Municipal Preferred by Standard & Poor's or Moody's, or both, except that the Fund may purchase or sell futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively, "Hedging Transactions"), subject to the following limitations:

          (i) the Fund will not engage in any Hedging Transaction based on the Municipal Index (other than transactions which terminate a futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), which would cause the Fund at the time of such transaction to own or have sold the least of (i) more than 1,000 outstanding futures contracts based on the Municipal Index, (ii) outstanding futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the Market Value of the Fund's total assets divided by $1,000 or (iii) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily outstanding futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

          (ii) the Fund will not engage in any Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the Market Value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury
     Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (iii) the Fund will engage in Closing Transactions to close out any outstanding futures contract which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have Standard & Poor's Eligible Assets or Moody's Eligible Assets, as the case may be, with an aggregate Discounted Value equal to or greater than the Municipal Preferred Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

          (iv) the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

          (v) when the Fund writes a futures contract or option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by Standard & Poor's or Moody's, as the case may be), fixed-income securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

     For purposes of determining whether the Fund has Standard & Poor's Eligible Assets or Moody's Eligible Assets, as the case may be, with a Discounted Value that equals or exceeds the Municipal Preferred Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of Standard & Poor's Eligible Assets or Moody's Eligible Assets, as the case may be, shall be reduced by an amount equal to (I) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (II) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund.

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                                   APPENDIX E

                 SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA

     The Fund's concentration on municipal bonds issued by the State of California (the "State"), its agencies, or its political subdivisions means that investors are subject to risks of default or change in value of the securities owned by the Fund deriving from certain unique factors affecting California issuers. The information presented below has been derived from official statements and other public reports of the State, but does not purport to be comprehensive. In addition, the financial strength of local governments in California is not directly related to the State's financial strength, and factors not listed below may affect an individual local government.

     During the early 1990's, the State experienced significant financial difficulties, which reduced its credit standing. The State's finances have improved significantly since 1994, with credit ratings increases since 1996. The ratings of certain related debt of other issuers for which the State has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to the State's credit rating. Should the State's financial condition deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by the State, its agencies or its local governments could be adversely affected.

ECONOMIC FACTORS

     California's economy is the largest in the nation and one of the largest in the world. The State's July 1, 1998, population of over 33.4 million represented over 12% of the total United States population. Total personal income in California, at an estimated $904 billion in 1998, accounts for almost 13% of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment has come down to under six percent in June 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994. The Asian economic crisis starting in 1997 has dampened the State's economic growth, particularly in high technology manufacturing. Several key export industries, such as electronics and aerospace manufacturing, agriculture, and motion picture production, are struggling, due in part to weakness in foreign demand. Conversely, the demand for high technology services, including software, internet applications, and biotechnology, is strong and construction activity continues to surge. Current forecasts predict continued strong growth of the State's economy in 1999, with a slowdown predicted in 2000 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     Limitation on Property Taxes. Certain California municipal bonds may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIII A of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIII A limits to one percent of "full cash value" the rate of ad valorem property taxes on real property and generally restricts the increase in the assessed value of real property to two percent per year, except when new construction or a change in ownership occurs (subject to a number of exemptions). Taxing entities may, however, increase the permissible ad valorem tax rate above one percent to pay debt service on voter-approved bonded indebtedness.

     Under Article XIII A, the basic one percent tax rate applies to the assessed value of property, determined as of the owner's date of acquisition (or as of March 1, 1975, if acquired before that date), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly

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situated properties. Although several lawsuits have been filed challenging
Proposition 13's acquisition value-based system, it was upheld by the U.S. Supreme Court in 1992.

     Article XIII A also requires the voters of any city, county or special district to approve any "special tax" by a two-thirds vote. Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     Limitations on Other Taxes, Fees and Charges. In November 1996, California voters approved Proposition 218, which added Articles XIII C and XIII D to the State Constitution. These provisions affect significantly the ability of local governments (including special districts) to levy and collect existing and future taxes, assessments, fees and charges.

     Article XIII C requires that all new, extended or increased local taxes be submitted to the electorate before they become effective; taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased, without voter approval, after 1994 and before Proposition 218's approval, must be approved by a majority vote within two years of the date Proposition 218 was approved.

     Article XIII D contains several provisions making it generally more difficult for local governments (including special districts) to levy and maintain "assessments" for municipal services and programs. Article XIII D also contains several provisions affecting "fees" and "charges," defined to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including user fees or charges for a property related service." All new, extended or increased property-related fees and charges must conform to requirements prohibiting, among other things, the generation of revenues exceeding the funds required to provide the property-related service, and the use of the revenues for unrelated purposes. Notice, hearing and protest procedures are provided for levying or increasing fees and charges and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIII D), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIII C removes limitations on the initiative power in matters of reducing or repealing local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some credit ratings of California cities and counties have been, and others may be, reduced.

     Appropriations Limits. The State and its local governments are also subject to an annual "appropriations limit" imposed by Article XIII B of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIII B prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed on that entity. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds (including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service), but "proceeds of taxes" exclude many State subventions to local governments. Each entity's appropriations limit is adjusted annually to reflect changes in cost of living and population, and transfers of service responsibilities between governmental units.

     Article XIII B does not limit appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds. Among the
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expenditures not included in the Article XIII B appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, and (3) appropriations for certain capital outlay projects.


     A governmental entity that receives "excess" revenues, measured over a two-year cycle, must dispose of the excess amount. Local governments must return any excess to taxpayers by rate reductions. The State must refund to taxpayers half of any excess, with the other half paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. State appropriations were $5 billion under the limit for fiscal year 1998-99, and are estimated to be about $6.1 billion under the limit for fiscal year 1999-00. Local governments may, by voter approval, exceed their spending limits for up to four years.


     Because of the complex nature of Articles XIII A through XIII D of the California Constitution, the ambiguities and possible inconsistencies in their terms, the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal bonds or on the ability of the State or local governments to pay debt service on such California municipal bonds. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles upon the State's or any local government's ability to pay debt service on, or repay, their obligations. Future voter action may also affect the ability of the State or local governments to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA


     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund (the State's principal operating fund) after support of the public school system and public institutions of higher education. As of October 1, 1999, the State had outstanding approximately $19.6 billion of long-term general obligation bonds, $815 million of general obligation commercial paper, and $6.6 billion of lease-purchase debt supported by the General Fund. The State also had about $14.9 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In the 1998-99 fiscal year, debt service on general obligation bonds and lease purchase debt was approximately 4.4% of General Fund revenues.


RECENT FINANCIAL RESULTS

     The principal sources of General Fund revenues are the California personal income tax, the sales and use tax, bank and corporation taxes, and the gross premium tax on insurance. The State also maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, and which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96. The California Department of Finance estimates year-end balances in the SFEU of about $1.932 billion for 1998-99 and $880 million for 1999-00.

     General. Throughout the 1980's, State spending increased rapidly as the State's population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public and community college school districts. In 1988, Proposition 98 was enacted, which generally guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

     Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, the State experienced substantial revenue shortfalls and greater than anticipated social service costs in the
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early and mid-1990's. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak on June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to the adverse financial conditions and produce Budget Acts in the fiscal years 1991-92 to 1994-95 (although not all of these actions were taken in each year).

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1994, the State had to rely on issuance of short-term notes which matured in a subsequent fiscal year to finance its ongoing deficit and pay current obligations. For a two-month period beginning in the Summer of 1992, pending adoption of the annual Budget Act, the State was forced to issue registered warrants (IOUs) to some of its suppliers, employees and other creditors. The last of these deficit notes was repaid in April 1996.


     The State's financial condition improved markedly during the 1995-96 through 1998-99 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these four fiscal years.


     The State economy grew strongly during the fiscal years starting in 1995-96, and the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1 billion in 1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and, particularly in 1998-99, to fund new program incentives. The accumulated budget deficit from the recession years was finally eliminated.


     FY 1997-98 Budget. In May 1997, the California Supreme Court ruled that the State acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.228 billion, which substantially "used up" the then-expected additional General Fund revenues for the fiscal year. The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Support for higher education units in the State also increased by about six percent. Because of the pension repayment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. The final results for 1997-98 showed General Fund revenues and transfers of $55.1 billion and expenditures of $53.3 billion.


     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the federal welfare reform law passed in 1996. The new State program became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid.

     FY 1998-99 Budget. The 1998-99 Budget Act was signed on August 21, 1998. The Budget Act assumed General Fund revenues and transfers in 1998-99 of $57.0 billion. After giving effect to line-item vetoes made by the Governor, the Budget Act authorized spending of about $57.3 billion from the General Fund and $14.7 billion from Special Funds. After enactment of the Budget Act, a number of additional fiscal bills were enacted, but the Administration also raised its estimate of revenues from the 1997-98 fiscal year.


     As has been the case in the last several years, spending on K-14 education increased significantly, by a total of $1.7 billion over revised 1997-98 levels. Funding to support higher education was also increased significantly (more than 15% for the University of California and more than 14% for the California State University system). The Budget included some increases in health and welfare programs, including the first increase in the basic welfare grant in nine years.


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     One of the most important elements of the 1998-99 Budget Act was agreement on $1.4 billion of tax cuts. The largest of these is a cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting in 1999, the VLF is reduced by 25%, and then the reduction increases to 67.5%. Because VLF funds are automatically transferred to cities and counties, the new legislation provides for the General Fund to replace those lost revenues. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5% by the year 2003. The initial 25% VLF cut will be offset by about $500 million in General Fund money in 1998-99, and $1 billion annually for future years. Other tax cuts in 1998-99 include an increase in the dependent exemption credit for personal income tax filers, restoration of a renter's tax credit for individual taxpayers, and a variety of business tax relief measures.


     New projections for the balance of 1998-99 were released on May 14, 1999 as part of the May Revision to the Governor's Proposed Budget for 1999-00 (the "May Revision"). The May Revision revealed that the State's economy was much stronger in late 1998 and into 1999 than the Administration had thought when it made its first 1999-00 Budget Proposal in January 1999. As a result, the May Revision updates 1998-99 General Fund revenues to be about $57.9 billion, almost $1 billion above the 1998-99 Budget Act, and $1.6 billion above the Administration's January 1999 estimate. This increase is from personal income taxes, reflecting stronger wage employment than previously estimated, and extraordinary growth in capital gain realizations resulting from the stock market's rise. The May Revision projects the SFEU will have a balance of almost $1.9 billion at June 30, 1999.

     Although the Administration projects a budget reserve in the SFEU of about $1.9 billion on June 30, 1999, the General Fund balance on that date also reflects $1.76 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. A July 1996 settlement of litigation over these transactions calls for repayment of these loans over an eight-year period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $250 million appropriation from the General Fund toward this settlement.

     FY 1999-00 Budget. The Governor's proposed 1999-00 Budget was released in January 1999. The proposed budget projected somewhat lower General Fund revenues for 1999-00 than earlier projections. The May Revision sharply increased the revenue estimates, by over $2.7 billion, to a total of almost $63.0 billion, which would represent a nine percent increase above 1998-99. The January Governor's Budget proposed $60.5 billion of expenditures in 1999-00, with a $415 million SFEU reserve at June 30, 2000.

     The 1999-00 Budget Act was the first State budget since 1993 to be signed into law by the June 30 deadline. The 1999-00 Budget Act projects General Fund reserves and transfers of almost $63 billion and General Fund expenditures of $63.7 billion. The 1999-00 Budget Act projects a June 30, 2000 balance in the SFEU of approximately $880 million.

     The principal features of the 1999-00 Budget Act include:

     - A $1.6 billion increase over revised 1998-99 levels in Proposition 98 funding for K-12 schools, which is $108.6 million higher than the minimum Proposition 98 guarantee;

     - A substantial increase above the actual 1998-99 level in funding for higher education;

     - Increased funding of almost $600 million for health and human services;

     - $800 million in expenditures for infrastructure costs;

     - An additional one-year reduction in the VLF, at a cost of about $500 million; and

     - More than $200 million in appropriations to cities and counties.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if
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economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

BOND RATINGS

     The ratings on the State's long-term general obligation bonds were reduced in the early 1990's from the "AAA" levels which existed prior to the recession. Beginning in 1996, the three major rating agencies raised their ratings of the State's general obligation bonds, which as of September 1999 were assigned ratings of "AA-" from Standard & Poor's, "Aa3" from Moody's and "AA-" from Fitch.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits also include reductions in welfare payments, the use of certain cigarette tax funds for health costs, and the State's liability for property damage incurred in 1997 floods in Northern California. All of these cases are subject to further proceedings and appeals, and if the State eventually loses, the final remedies may not have to be implemented in one year.

YEAR 2000 PREPARATIONS

     The State and California local governments, along with all other public and private institutions in the nation, face a major challenge to ensure that their computer systems, including microchips embedded into existing machinery, will not fail prior to or at January 1, 2000, which date may not be recognized properly by software utilizing only two digits to identify a year. The State Department of Information Technology ("DOIT"), created in 1995, coordinates activities, provides technical assistance to State agencies and local governments, and reports on the status of remediation efforts by over 100 State departments and agencies.


     In October 1999 DOIT reported that about 97% of some 500 "mission critical" information technology systems in State government had been remediated. The DOIT estimates total Y2K costs identified by those departments under the DOIT's supervision at about $357 million. This amount is part of much larger overall information technology costs incurred annually by the State, including costs incurred by certain independent State entities, such as the judiciary, the Legislature, the University of California and the California State University System. Moreover, the DOIT's cost estimates for "embedded systems" apply only to the embedded systems posing the highest risk to essential programs. For fiscal year 1999-00, the Legislature created a fund of $33.5 million ($13.5 million from the General Fund) for unanticipated Y2K costs, which fund can be increased if necessary.



     In addition to hardware and software changes, State agencies are preparing business contingency plans in case of computer problems at January 1, 2000, and are actively coordinated with outside agencies, vendors, contractors and others with whom computer data is shared. The State Treasurer (responsible for bond payments) and State Controller (responsible for State fiscal controls) have reported that the systems for bond payments and the State fiscal and accounting system, respectively, are Y2K compliant.


     The State has expended, and plans to spend, many hundreds of millions of dollars on year 2000 projects. There is no survey of local government costs or the overall status of their activities, however. It is likely that larger government agencies are better prepared at this time than smaller ones. Both the State and local governments are preparing emergency plans for year 2000 computer difficulties similar to their normal planning for nature emergencies, such as floods or earthquakes.

     While substantial progress has been made by the State toward Y2K compliance, the task is quite large and will likely encounter some unexpected difficulties. The State cannot guarantee that all "mission critical" systems will be ready and tested by late 1999, or what the impact failure of any particular information technology system(s) or of outside interfaces with information technology systems might have.

OBLIGATIONS OF OTHER ISSUERS

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions that issue Municipal Obligations, some of which may be conduit revenue obligations that derive payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerable from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined substantially following passage of Proposition 13. Subsequently, to assist municipal issuers the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies, and the assumption of certain governmental functions by the State, including the principal responsibility for funding K-12 schools and community colleges. During the recession, the State caused local governments to transfer some of their property tax revenues to school districts, representing the loss of the post-Proposition 13 "bailout" aid. (Litigation has been brought against the State challenging the legality of these property tax revenues shifts.) Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local governments.

     The 1999-00 Budget Act includes a $150 million one-time subvention to local agencies for relief from 1992 and 1993 property tax shifts. Legislation has been passed, subject to voter approval in November 2000, to provide a more permanent payment to local governments to offset the property tax shift. In addition, the Governor has proposed a review and "accounting" of State-local fiscal relationships, with the goal of ultimately restoring local government finances to a fiscal condition equivalent to the period prior to the recession-induced tax shifts.

     To the extent the State is constrained by its Article XIII B appropriations limit (described above), or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. As described above, Article XIII B and Proposition 218 affect significantly the ability of local governments to raise revenue.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" to certain persons who cannot obtain welfare from other programs. The long-term financial impact of the new welfare system on local governments is still unknown.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but which is anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds.

Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). If abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time challenging the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

     The repayment of industrial development bonds and other securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including the risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIII A and XIII B, and only resumed such ratings on a selective basis.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of the state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of the State or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Most of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 million in aid after these earthquakes, and neither earthquake is expected to have any long-term negative economic impact. The value of any California municipal obligation held by the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or
(iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

CALIFORNIA TAX MATTERS

     The following is based upon the advice of Heller Ehrman White & McAuliffe, special California counsel to the Fund.


     The following is a general, abbreviated summary of certain provisions of the applicable California State tax law as presently in effect as it directly governs the taxation of holders of shares of Municipal Preferred who are either California resident individuals or corporations subject to the California franchise tax. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.



     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause distributions of the Fund (to the extent derived by the Fund from interest on California Municipal Obligations) to qualify as exempt-interest dividends to shareholders for federal and California purposes, that the shares of Municipal Preferred will constitute equity for California tax purposes and that the Fund will distribute all interest and dividends it receives to the shareholders.


     The Fund will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If it is subject to the California franchise or corporation income tax, the Fund does not expect to pay a material amount of such tax.

     If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by an individual, pay interest that is exempt under California or federal law from tax by California, then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to dividends and capital gains, will be includable in gross income for purposes of the California personal income tax.

     Interest on "private activity bonds" is not included in an individual's income for purposes of the California alternative minimum tax. In addition, California does not impose personal income tax on Social Security or Railroad Retirement benefits.


     Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in shares of Municipal Preferred will not be deductible for purposes of the California personal income tax.



     All distributions of the Fund, regardless of source, to corporate holders of shares of Municipal Preferred that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.



     Gain on the sale, exchange, or other disposition of shares of Municipal Preferred will be subject to the California personal income and corporate franchise tax. Any loss realized by a holder of shares of Municipal Preferred upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of shares of Municipal Preferred within 30 days before or after the acquisition of other shares of Municipal Preferred (including through a distribution from the Fund) may be disallowed under the "wash sale" rules.



     Holders of shares of Municipal Preferred are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

TAX RATE COMPARISONS

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code and the California state personal income tax law, applying tax rates applicable to individuals for 1999.

                                                                          TAX EXEMPT
                                             COMBINED     ------------------------------------------
            (TAXABLE INCOME*)               FEDERAL AND    4.75%      5.00%      5.25%       5.50%
-----------------------------------------    CA STATE     --------   --------   --------   ---------
   SINGLE RETURN         JOINT RETURN       TAX BRACKET   IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
-------------------   -------------------   -----------   ------------------------------------------
      $0- $5,264      Up to $10,528              15.85%    5.64%      5.94%      6.24%       6.54%
  $5,265- $12,477      $10,529- $24,954          16.70%    5.70%      6.00%      6.30%       6.60%
 $12,478- $19,692      $24,955- $39,384          18.40%    5.82%      6.13%      6.43%       6.74%
 $19,693- $25,750      $39,385- $43,050          20.10%    5.94%      6.26%      6.57%       6.88%
 $25,751- $27,337      $43,051- $54,674          32.32%    7.02%      7.39%      7.76%       8.13%
 $27,338- $34,548      $54,675- $69,096          33.76%    7.17%      7.55%      7.93%       8.30%
 $34,549- $62,450      $69,097- $104,050         34.70%    7.27%      7.66%      8.04%       8.42%
 $62,451- $130,250    $104,051- $158,550         37.42%    7.59%      7.99%      8.39%       8.79%
$130,251- $283,150    $158,551- $283,150         41.95%    8.18%      8.61%      9.04%       9.47%
over $283,150         over $283,150              45.22%    8.67%      9.13%      9.58%      10.04%

---------------

* Net amount subject to federal and California personal income tax after deductions and exemptions.



     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of the phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.


     The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and California state personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds," while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax ("AMT"). The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax equivalent yields set forth above. Investors should consult their tax adviser for additional information.

PART C

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (1)  Financial Statements:

               Included in Part A

               Financial Highlights
               Capitalization at November 30, 1999
               Portfolio Composition

               Included in Part B

               Financial Statements

     (2)  Exhibits


          (a)(1)    Agreement and Declaration of Trust(1)
          (a)(2)    Amendment No. 1 to the Agreement and Declaration of Trust(1)
          (b)       Amended and Restated By-Laws(2)
          (c)       Not applicable
          (d)(1) Portions of the Agreement and Declaration of Trust, as amended, included as Exhibit (a)(1) and (a)(2), and the Amended and Restated By-Laws of the Registrant, included as Exhibit (b) (see Article III, Sections 1, 2, 4 and 5; Article V; Article VIII, Section 4; and Article IX, Sections 4 and 7 of the Agreement and Declaration of Trust, as amended, and Articles 2, 7 and 8 and Sections 2-3, 4(c), 5 and 9-12 of Part I of Section 12.1 of Article 12 and Sections 1-5 and 7 of Part II of Section 12.1 of Article 12 of the Amended and Restated By-Laws).



          (d)(2) Form of specimen certificate for the Municipal Auction Rate Cumulative Preferred Shares
          (e)       Dividend Reinvestment Plan(1)
          (f)       Not applicable
          (g)       Management Agreement with Colonial Management Associates,
                    Inc.(1)
          (h)       Form of Underwriting Agreement(2)
          (i)       Not applicable
          (j)(1) Global Custody Agreement with The Chase Manhattan Bank (incorporated herein by reference to Item 24, Exhibit No. 8 to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 & 811-6529, filed with the Commission on or about October 24,
                    1997)
          (j)(2) Amendment No. 8 to Schedule A of Global Custody Agreement (incorporated herein by reference to Exhibit (j)(2) to the Registration Statement of Colonial California Insured Municipal Fund, Registration Nos. 333-84993 and 811-09537, filed with the Commission on or about October 26, 1999)

         (k)(1) Stock Transfer Agent Services Agreement between the Registrant and BankBoston, N.A.(1)
         (k)(2) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc.(1)
         (k)(3)(i) Fee Waiver Agreement with Colonial Management Associates, Inc.(1)
         (k)(3)(ii) Expense Reimbursement Agreement with Colonial Management Associates, Inc.(1)
         (k)(4)      Form of Auction Agency Agreement
         (k)(5)      Form of Broker-Dealer Agreement
         (l)         Opinion and Consent of Ropes & Gray, counsel to
                     Registrant(2)
         (m)         Not applicable
         (n)         Consent of independent accountants
         (o)         Not applicable
         (p)         Subscription Agreement with Colonial Management
                     Associates, Inc.(1)
         (q)         Not applicable


A copy of the Power of Attorney for each of Robert J. Birnbaum, Tom Bleasdale, John V. Carberry, Lora S. Collins, James E. Girnnell, Richard W. Lowry, Salvatore Macera, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, Thomas E. Stitzel, Robert L. Sullivan and Anne-Lee Verville is incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registration Statement of Colonial California Insured Municipal Fund, Registration Nos. 333-84993 and 811-09537, filed with the Commission on or about October 26, 1999.

----------------------------------


(1) Incorporated by reference to the Registration Statement filed with the Commission via EDGAR on or about November 5, 1999.



(2)  To be filed by amendment.


Item 25.  Marketing Arrangements.


          See Sections 5(l), 5(m) and 6(s) of Exhibit (h) of Item 24(2) of this Registration Statement.


Item 26.  Other Expenses of Issuance and Distribution.

          The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration Statement:


               Registration fees(*)                             $ 6,800
               Printing(*)                                       15,000
               Accounting fees and expenses(*)                    7,500
               Legal fees and expenses(*)                        30,000
               Miscellaneous(*)                                  15,000
                                                                -------
                    Total(*)                                    $74,300
                                                                =======
               (*) Estimated.


Item 27.  Persons Controlled by or under Common Control with Registrant.

          None.

Item 28.  Number of Holders of Securities


                Title of Class                       Number of Record Holders
                --------------                       ------------------------
                Common Shares of Beneficial Interest            -15-
                Municipal Auction Rate Cumulative
                  Preferred Shares                              -0-


Item 29.  Indemnification.

          The Agreement and Declaration of Trust, as amended, filed as Exhibit
          (a)(1) and (a)(2) to this Registration Statement provides for indemnification to each of the Registrant's Trustees and officers against all liabilities and expenses incurred in acting as Trustee or officer, except in the case of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustees and officers. The Underwriting Agreement being filed as Exhibit (h) to this Registration Statement provides for indemnification by the Registrant and Colonial Management Associates, Inc. (the "Advisor") of the group of underwriters led by Salomon Smith Barney Inc. (the "Underwriters") and their controlling persons and by the Underwriters of the Registrant, the Advisor and their respective Trustees, directors, officers and controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, under certain circumstances.


                Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                The Registrant, Colonial Management Associates, Inc. and their respective trustees, directors and officers are insured by a directors and officers/errors and omissions liability policy.

Item 30.       Business and Other Connections of Investment Adviser

               The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc. (see next page):


Registrant's investment advisor, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment advisor under the Investment Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment advisor under the 1940 Act. As of the end of the fiscal year, December 31, 1998, CASI had four institutional, corporate or other accounts under management or supervision, the total market value of which was approximately $227 million. As of the end of the fiscal year, December 31, 1998, Colonial was the investment advisor, sub-advisor and/or administrator to 57 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $18,950.90 million. Liberty Funds Distributor, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Liberty Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                 (2)          (3)                                (4)
Name and principal
business
addresses*          Affiliation
of officers and     with         Period is through 11/30/99.  Other
directors of        investment   business, profession, vocation or
investment adviser  adviser      employment connection              Affiliation
------------------  ----------   --------------------------------   -----------
Allard, Laurie      V.P.

Archer, Joseph A.   V.P.

Ballou, William J.  V.P.,        Liberty Funds Trust I through
                    Asst.          IX                                Asst. Sec.
                    Sec.,        Colonial High Income
                    Counsel        Municipal Trust                   Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                           Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                       Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust                   Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                             Asst. Sec.
                                 AlphaTrade Inc.                     Asst. Clerk
                                 Liberty Funds Distributor,
                                   Inc.                              Asst. Clerk
                                 Liberty Financial Advisers,
                                   Inc.                              Asst. Sec.
                                 Liberty Funds Group LLC             Asst. Sec.
                                 Liberty Variable Investment
                                   Trust                             Asst. Sec.

                                 Liberty All-Star Equity Fund     Asst. Sec.
                                 Liberty All-Star Growth Fund,
                                   Inc.                           Asst. Sec.
                                 Colonial Insured Municipal Fund  Asst. Sec
                                 Colonial California Insured
                                   Municipal Fund                 Asst. Sec
                                 Colonial New York Insured
                                   Municipal Fund                 Asst. Sec
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund   Asst. Sec

Barron, Suzan M.    V.P.,        Liberty Funds Trust I through
                    Asst.          IX                             Asst. Sec.
                    Sec.,        Colonial High Income
                    Counsel        Municipal Trust                Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                        Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                    Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust                Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                          Asst. Sec.
                                 AlphaTrade Inc.                  Asst. Clerk
                                 Liberty Funds Distributor,
                                   Inc.                           Asst. Clerk
                                 Liberty Financial Advisers,
                                   Inc.                           Asst. Sec.
                                 Liberty Funds Group LLC          Asst. Sec.
                                 Liberty Variable Investment
                                   Trust                          Asst. Sec.
                                 Liberty All-Star Equity Fund     Asst. Sec.
                                 Liberty All-Star Growth Fund,
                                   Inc.                           Asst. Sec.
                                 Colonial Insured Municipal Fund  Asst. Sec
                                 Colonial California Insured
                                   Municipal Fund                 Asst. Sec
                                 Colonial New York Insured
                                   Municipal Fund                 Asst. Sec
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund   Asst. Sec

Barsketis, Ophelia  Sr.V.P.      Stein Roe & Farnham Incorporated Snr. V.P.

Berliant, Allan     V.P.

Bissonnette,
  Michael           Sr.V.P.

Boatman, Bonny E.   Sr.V.P.;     Colonial Advisory Services,
                    IPC Mbr.       Inc.                           Exec. V.P.
                                 Stein Roe & Farnham
                                   Incorporated                   Exec. V.P.

Bunten, Walter      V.P.

Campbell, Kimberly  V.P.

Carnabucci,
  Dominick          V.P.

Carome, Kevin M.    Sr.V.P.;    Liberty Funds Distributor,
                    IPC Mbr.      Inc.                          Assistant Clerk
                                Liberty Funds Group LLC         Sr. V.P.;
                                                                General Counsel
                                Stein Roe & Farnham             General Counsel;
                                  Incorporated                  Secretary
                                Stein Roe Services, Inc.        Asst. Clerk
                                Liberty-Stein Roe Funds
                                  Investment Trust              Exec. V.P.;
                                                                Asst. Sec
                                Liberty-Stein Roe Funds Income
                                  Trust                         Exec. V.P.;
                                                                Asst. Sec
                                Liberty-Stein Roe Funds
                                  Institutional Trust           Exec. V.P.;
                                                                Asst. Sec
                                Liberty-Stein Roe Funds Trust   Exec. V.P.;
                                                                Asst. Sec
                                Liberty-Stein Roe Funds
                                  Municipal Trust               Exec. V.P.;
                                                                Asst. Sec
                                Liberty-Stein Roe Advisor Trust Exec. V.P.;
                                                                Asst. Sec
                                SR&F Base Trust                 Exec. V.P.;
                                                                Asst. Sec
                                Stein Roe Variable Investment
                                  Trust                         Exec. V.P.;
                                                                Asst. Sec
                                Liberty-Stein Roe Advisor
                                  Floating Rate Fund            Exec. V.P.;
                                                                Asst. Sec
                                Liberty-Stein Roe Institutional
                                  Floating Rate Income Fund     Exec. V.P.;
                                                                Asst. Sec
                                Stein Roe Floating Rate
                                  Limited Liability Company     Exec. V.P.;
                                                                Asst. Sec

Carroll, Sheila A.  Sr.V.P.

Citrone, Frank, Jr. Sr.V.P.

Conlin, Nancy L.    Sr. V.P.;   Liberty Funds Trust I through
                    Sec.; Clerk   IX                            Secretary
                    IPC Mbr.;   Colonial High Income
                    Dir; Gen.     Municipal Trust               Secretary
                    Counsel     Colonial InterMarket Income
                                  Trust I                       Secretary
                                Colonial Intermediate High
                                  Income Fund                   Secretary
                                Colonial Investment Grade
                                  Municipal Trust               Secretary

                                 Colonial Municipal Income
                                   Trust                         Secretary
                                 Liberty Funds Distributor,
                                   Inc.                          Dir.; Clerk
                                 Liberty Funds Services, Inc.    Clerk; Dir.
                                 Liberty Funds Group LLC         V.P.; Gen.
                                                                 Counsel and
                                                                 Secretary
                                 Liberty Variable Investment
                                   Trust                         Secretary
                                 Colonial Advisory Services,
                                   Inc.                          Dir.; Clerk
                                 AlphaTrade Inc.                 Dir.; Clerk
                                 Liberty Financial Advisors,
                                   Inc.                          Dir.; Sec.
                                 Liberty All-Star Equity Fund    Secretary
                                 Liberty All-Star Growth Fund,
                                   Inc.                          Secretary
                                 Colonial Insured Municipal Fund Secretary
                                 Colonial California Insured
                                   Municipal Fund                Secretary
                                 Colonial New York Insured
                                   Municipal Fund                Secretary
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund  Secretary

Connaughton,        V.P.         Liberty Funds Trust I through
  J. Kevin                         VIII                          CAO; Controller
                                 Liberty Variable Investment
                                   Trust                         CAO; Controller
                                 Colonial High Income
                                   Municipal Trust               CAO; Controller
                                 Colonial Intermarket Income
                                   Trust I                       CAO; Controller
                                 Colonial Intermediate High
                                   Income Fund                   CAO; Controller
                                 Colonial Investment Grade
                                   Municipal Trust               CAO; Controller
                                 Colonial Municipal Income
                                   Trust                         CAO; Controller
                                 Liberty All-Star Equity Fund    Controller
                                 Liberty All-Star Growth Fund,
                                   Inc.                          Controller
                                 Liberty Funds Trust IX          Controller
                                 Colonial Insured Municipal Fund CAO; Controller
                                 Colonial California Insured
                                   Municipal Fund                CAO; Controller
                                 Colonial New York Insured
                                   Municipal Fund                CAO; Controller
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund  CAO; Controller
                                 Liberty-Stein Roe Funds
                                   Investment Trust              V.P.; Treasurer
                                 Liberty-Stein Roe Funds Income
                                   Trust                         V.P.; Treasurer
                                 Liberty-Stein Roe Funds
                                   Institutional Trust           V.P.; Treasurer

                                 Liberty-Stein Roe Funds Trust V.P.; Treasurer Liberty-Stein Roe Funds
                                   Municipal Trust               V.P.; Treasurer
                                 Liberty-Stein Roe Advisor Trust V.P.; Treasurer
                                 SR&F Base Trust                 V.P.; Treasurer
                                 Stein Roe Variable Investment
                                   Trust                         V.P.; Treasurer
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Fund            V.P.; Treasurer
                                 Liberty-Stein Roe Institutional
                                   Floating Rate Income Fund     V.P.; Treasurer
                                 Stein Roe Floating Rate
                                   Limited Liability Company     V.P.; Treasurer

Daniszewski,        V.P.
 Joseph J.

Dearborn, James     V.P.

Desilets, Marian H. V.P.         Liberty Funds Distributor,
                                   Inc.                          V.P.
                                 Liberty Funds Trust I through
                                   IX                            Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial Intermarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 Liberty Variable Investment
                                   Trust                         Asst. Sec.
                                 Liberty All-Star Equity Fund    Asst. Sec.
                                 Liberty All-Star Growth Fund,
                                   Inc.                          Asst. Sec.
                                 Colonial Insured Municipal Fund Asst. Sec
                                 Colonial California Insured
                                   Municipal Fund                Asst. Sec
                                 Colonial New York Insured
                                   Municipal Fund                Asst. Sec
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund  Asst. Sec

DiSilva-Begley,     V.P.         Colonial Advisory Services,     Compliance
 Linda              IPC Mbr.       Inc.                          Officer

Eckelman, Marilyn   Sr.V.P.

Ericson, Carl C.    Sr.V.P.      Colonial Intermediate High
                    IPC Mbr.       Income Fund                   V.P.
                                 Colonial Advisory Services,     Pres.; CEO
                                   Inc.                          and CIO

Evans, C. Frazier   Sr.V.P.      Liberty Funds Distributor,
                                   Inc.                          Mng. Director

Feloney, Joseph L.  V.P.         Colonial Advisory Services,
                    Asst. Tres.    Inc.                          Asst. Treas.
                                 Liberty Funds Group LLC         Asst. Treas.

Finnemore,          Sr.V.P.      Colonial Advisory Services,
 Leslie W.                         Inc.                          Sr. V.P.

Franklin,           Sr. V.P.     AlphaTrade Inc.                 President
 Fred J.            IPC Mbr.     Liberty Financial Companies,    Chief
                                   Inc.                          Compliance
                                                                 Ofcr;
                                                                 V.P.

Garrison,           V.P.         Stein Roe & Farnham
 William M.                        Incorporated                  V.P.

Gibson, Stephen E.  Dir.; Pres.; Liberty Funds Group LLC         Dir.;
                    CEO;                                         Pres.; CEO;
                    Chairman of                                  Exec. Cmte.
                    the Board;                                   Mbr.; Chm.
                    IPC Mbr.     Liberty Funds Distributor,
                                   Inc.                          Dir.; Chm.
                                 Colonial Advisory Services,
                                   Inc.                          Dir.; Chm.
                                 Liberty Funds Services, Inc.    Dir.; Chm.
                                 AlphaTrade Inc.                 Dir.
                                 Liberty Funds Trust I through
                                   VIII                          President
                                 Colonial High Income
                                   Municipal Trust               President
                                 Colonial InterMarket Income
                                   Trust I                       President
                                 Colonial Intermediate High
                                   Income Fund                   President
                                 Colonial Investment Grade
                                   Municipal Trust               President
                                 Colonial Municipal Income
                                   Trust                         President
                                 Liberty Financial Advisors,
                                   Inc.                          Director
                                 Stein Roe & Farnham             Asst. Chairman;
                                   Incorporated                  President
                                 Liberty Variable Investment
                                   Trust                         President
                                 Colonial Insured Municipal Fund President
                                 Colonial California Insured
                                   Municipal Fund                President
                                 Colonial New York Insured
                                   Municipal Fund                President
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund  President
                                 Liberty-Stein Roe Funds
                                   Investment Trust              President

                                 Liberty-Stein Roe Funds Income
                                   Trust                         President
                                 Liberty-Stein Roe Funds
                                   Institutional Trust           President
                                 Liberty-Stein Roe Funds Trust   President
                                 Liberty-Stein Roe Funds
                                   Municipal Trust               President
                                 Liberty-Stein Roe Advisor Trust President
                                 SR&F Base Trust                 President
                                 Stein Roe Variable Investment
                                   Trust                         President
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Fund            President
                                 Liberty-Stein Roe Institutional
                                   Floating Rate Income Fund     President
                                 Stein Roe Floating Rate
                                   Limited Liability Company     President

Hansen, Loren A.    Sr. V.P.;    Stein Roe & Farnham
                    IPC Mbr.       Incorporated                  Exec. V.P.
                                 Liberty-Stein Roe Funds
                                   Investment Trust              Exec. V.P.
                                 Liberty-Stein Roe Funds Income
                                   Trust                         Exec. V.P.
                                 Liberty-Stein Roe Funds
                                   Institutional Trust           Exec. V.P.
                                 Liberty-Stein Roe Funds Trust   Exec. V.P.
                                 Liberty-Stein Roe Funds
                                   Municipal Trust               Exec. V.P.
                                 Liberty-Stein Roe Advisor Trust Exec. V.P.
                                 SR&F Base Trust                 Exec. V.P.
                                 Stein Roe Variable Investment
                                   Trust                         Exec. V.P.
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Fund            Exec. V.P.
                                 Liberty-Stein Roe Institutional
                                   Floating Rate Income Fund     Exec. V.P.
                                 Stein Roe Floating Rate
                                   Limited Liability Company     Exec. V.P.

Harasimowicz,       V.P.
 Stephen

Hartford, Brian     Sr.V.P.      Liberty-Stein Roe Funds
                                   Municipal Trust               V.P.

Haynie, James P.    Sr.V.P.      Colonial Advisory Services,
                                   Inc.                          Sr. V.P.
                                 Stein Roe & Farnham
                                   Incorporated                  Sr. V.P.

Held, Dorothy       V.P.

Hernon, Mary        V.P.

Hounsell, Clare F.  V.P.         Stein Roe & Farnham
                                   Incorporated                  V.P.

Iudice,             V.P.;        Liberty Funds Group LLC         Controller,
 Philip J., Jr.     Controller                                   CAO, Asst.
                    Asst.                                        Treas.
                    Treasurer    Liberty Funds Distributor,      CFO,
                                   Inc.                          Treasurer
                                 Colonial Advisory Services,     Controller;
                                   Inc.                          Asst. Treas.
                                 AlphaTrade Inc.                 CFO, Treas.
                                 Liberty Financial Advisors,
                                   Inc.                          Asst. Treas.

Jacoby, Timothy J.  Sr. V.P.;    Liberty Funds Group LLC         V.P., Treasr.,
                    CFO;                                         CFO
                    Treasurer    Liberty Funds Trust I through
                                   VIII                          Treasr.,CFO
                                 Colonial High Income
                                   Municipal Trust               Treasr.,CFO
                                 Colonial InterMarket Income
                                   Trust I                       Treasr.,CFO
                                 Colonial Intermediate High
                                   Income Fund                   Treasr.,CFO
                                 Colonial Investment Grade
                                   Municipal Trust               Treasr.,CFO
                                 Colonial Municipal Income
                                   Trust                         Treasr.,CFO
                                 Colonial Advisory Services,
                                   Inc.                          CFO, Treasr.
                                 Liberty Financial Advisors,
                                   Inc.                          Treasurer
                                 Stein Roe & Farnham
                                   Incorporated                  Snr. V.P.
                                 Liberty Variable Investment
                                   Trust                         Treasurer, CFO
                                 Liberty All-Star Equity Fund    Treasurer
                                 Liberty All-Star Growth Fund,
                                   Inc.                          Treasurer
                                 Liberty Funds Trust IX          Treasurer
                                 Colonial Insured Municipal Fund Treasr.; CFO
                                 Colonial California Insured
                                   Municipal Fund                Treasr.; CFO
                                 Colonial New York Insured
                                   Municipal Fund                Treasr.; CFO
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund  Treasr.; CFO
                                 Liberty-Stein Roe Funds
                                   Investment Trust              Senior V.P.
                                 Liberty-Stein Roe Funds Income
                                   Trust                         Senior V.P.
                                 Liberty-Stein Roe Funds
                                   Institutional Trust           Senior V.P.
                                 Liberty-Stein Roe Funds Trust   Senior V.P.
                                 Liberty-Stein Roe Funds
                                   Municipal Trust               Senior V.P.
                                 Liberty-Stein Roe Advisor Trust Senior V.P.
                                 SR&F Base Trust                 Senior V.P.
                                 Stein Roe Variable Investment
                                   Trust                         Senior V.P.

                                Liberty-Stein Roe Advisor
                                  Floating Rate Fund            Senior V.P.
                                Liberty-Stein Roe Institutional
                                  Floating Rate Income Fund     Senior V.P.
                                Stein Roe Floating Rate
                                  Limited Liability Company     Senior V.P.

Jansen, Deborah     Sr.V.P.     Stein Roe & Farnham
                                  Incorporated                  Senior V.P.

Jersild, North T.   V.P.        Stein Roe & Farnham
                                  Incorporated                  V.P.

Johnson, Gordon     V.P.

Knudsen, Gail E.    V.P.        Liberty Funds Trust I through
                                  IX                            Asst. Treas.
                                Colonial High Income
                                  Municipal Trust               Asst. Treas.
                                Colonial InterMarket Income
                                  Trust I                       Asst. Treas.
                                Colonial Intermediate High
                                  Income Fund                   Asst. Treas.
                                Colonial Investment Grade
                                  Municipal Trust               Asst. Treas.
                                Colonial Municipal Income
                                  Trust                         Asst. Treas.
                                Liberty Variable Investment
                                  Trust                         Asst. Treas.
                                Liberty All-Star Equity Fund    Asst. Treas.
                                Liberty All-Star Growth Fund,
                                  Inc.                          Asst. Treas.
                                Colonial Insured Municipal Fund Asst. Treas.
                                Colonial California Insured
                                  Municipal Fund                Asst. Treas.
                                Colonial New York Insured
                                  Municipal Fund                Asst. Treas.
                                Liberty-Stein Roe Advisor
                                  Floating Rate Advantage Fund  Asst. Treas.
                                Liberty-Stein Roe Funds
                                  Investment Trust              V.P.; Controller
                                Liberty-Stein Roe Funds Income
                                  Trust                         V.P.; Controller
                                Liberty-Stein Roe Funds
                                  Institutional Trust           V.P.; Controller
                                Liberty-Stein Roe Funds Trust   V.P.; Controller
                                Liberty-Stein Roe Funds
                                  Municipal Trust               V.P.; Controller
                                Liberty-Stein Roe Advisor Trust V.P.; Controller

                                SR&F Base Trust                 V.P.; Controller
                                Stein Roe Variable Investment
                                  Trust                         V.P.; Controller
                                Liberty-Stein Roe Advisor
                                  Floating Rate Fund            V.P.; Controller
                                Liberty-Stein Roe Institutional
                                  Floating Rate Income Fund     V.P.; Controller
                                Stein Roe Floating Rate
                                  Limited Liability Company     V.P.; Controller

Lapointe, Thomas    V.P.

Lasman, Gary        V.P.

Lennon, John E.     Sr.V.P.     Colonial Advisory Services,
                                  Inc.                          V.P.

Lenzi, Sharon       V.P.

Lessard, Kristen    V.P.

Loring, William
  C., Jr.           Sr.V.P.     Liberty-Stein Roe Funds
                                  Municipal Trust               V.P.

MacKinnon,
  Donald S.         Sr.V.P.

Marcus, Harold      V.P.

Muldoon, Robert     V.P.

Newman, Maureen     Sr.V.P.     Liberty-Stein Roe Funds
                                  Municipal Trust               V.P.
                                Liberty-Stein Roe Advisor Trust V.P.
                                SR&F Base Trust                 V.P.

O'Brien, David      Sr.V.P.

Ostrander, Laura    Sr.V.P.     Colonial Advisory Services,
                                  Inc.                          V.P.

Palombo, Joseph R.  Dir.;       Colonial Advisory Services,
                    Exe.V.P.;     Inc.                          Dir.
                    IPC Mbr.;   Colonial High Income
                                  Municipal Trust               V.P.
                                Colonial InterMarket Income
                                  Trust I                       V.P.
                                Colonial Intermediate High
                                  Income Fund                   V.P.
                                Colonial Investment Grade
                                  Municipal Trust               V.P.

                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Liberty Funds Trust I through
                                   IX                            V.P.
                                 Liberty Funds Services, Inc.    Director
                                 Liberty Funds Group LLC         CAO; Ex. V.P.
                                 Liberty Funds Distributor,
                                   Inc.                          Director
                                 AlphaTrade Inc.                 Director
                                 Liberty Financial Advisors,
                                   Inc.                          Director
                                 Stein Roe & Farnham
                                   Incorporated                  Exec. V.P.
                                 Liberty Variable Investment
                                   Trust                         V.P.
                                 Liberty All-Star Equity Fund    V.P.
                                 Liberty All-Star Growth Fund,
                                   Inc.                          V.P.
                                 Colonial Insured Municipal Fund V.P.
                                 Colonial California Insured
                                   Municipal Fund                V.P.
                                 Colonial New York Insured
                                   Municipal Fund                V.P.
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund  V.P.

Peishoff, William   V.P.

Peterson, Ann T.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Pielech, Mitchell   V.P.

Pope, David         V.P.

Reading, John       V.P.;        Liberty Funds Services, Inc.    Asst. Clerk
                    Asst.        Liberty Funds Group LLC         Asst. Sec.
                    Sec.;        Colonial Advisory Services,
                    Asst.          Inc.                          Asst. Clerk
                    Clerk and    Liberty Funds Distributor,
                    Counsel        Inc.                          Asst. Clerk
                                 AlphaTrade Inc.                 Asst. Clerk
                                 Liberty Funds Trust I through
                                   IX                            Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 Liberty Financial Advisors,
                                   Inc.                          Asst. Sec.
                                 Liberty Variable Investment
                                   Trust                         Asst. Sec.

                                 Liberty All-Star Equity Fund    Asst. Sec.
                                 Liberty All-Star Growth Fund,
                                   Inc.                          Asst. Sec.
                                 Colonial Insured Municipal Fund Asst. Sec
                                 Colonial California Insured
                                   Municipal Fund                Asst. Sec
                                 Colonial New York Insured
                                   Municipal Fund                Asst. Sec
                                 Liberty-Stein Roe Advisor
                                   Floating Rate Advantage Fund  Asst. Sec

Rega, Michael       V.P.         Colonial Advisory Services,
                                    Inc.                         V.P.

Richards, Scott B.  Sr. V.P.     Colonial Advisory Services,
                                    Inc.                         Senior V.P.

Schermerhorn, Scott Sr. V.P.

Seibel, Sandra L.   V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Shields, Yvonne B.  V.P.         Stein Roe & Farnham
                                   Incorporated                  V.P.

Smalley, Gregg      V.P.

Spanos, Gregory J.  Sr. V.P.     Colonial Advisory Services,
                                   Inc.                          Exec. V.P.

Stevens, Richard    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Stoeckle, Mark      Sr.V.P.      Colonial Advisory Services,
                                   Inc.                          V.P.

Swayze, Gary        Sr.V.P.

Thomas, Ronald      V.P.

Turcotte,
  Frederick J.      V.P.         Liberty Funds Services, Inc.    V.P.
                                 Liberty Funds Distributor, Inc. V.P.
                                 Colonial Advisory Services,
                                   Inc.                          V.P.
                                 AlphaTrade Inc.                 V.P.
                                 Liberty Funds Group LLC         V.P.
                                 Liberty Financial Services,
                                   Inc.                          V.P.
                                 Liberty Financial Companies,
                                   Inc.                          V.P. and
                                                                 Managing Dir
                                                                 of Taxation
                                 LREG, Inc.                      V.P.
                                 Liberty Newport Holdings,
                                   Limited                       V.P.

                                 Newport Pacific Management,
                                   Inc.                          V.P.
                                 Newport Fund Management, Inc.   V.P.
                                 Newport Private Equity Asia,
                                   Inc.                          V.P.
                                 Independent Holdings, Inc.      V.P.
                                 IFS Agencies, Inc.              V.P.
                                 IFMG Agencies of Maine, Inc.    V.P.
                                 IFMG of Oklahoma, Inc.          V.P.
                                 IFS Agencies of Alabama, Inc.   V.P.
                                 IFS Agencies of New Mexico,
                                   Inc.                          V.P.
                                 IFS Insurance Agencies of
                                   Ohio, Inc.                    V.P.
                                 IFS Insurance Agencies of
                                   Texas, Inc.                   V.P.
                                 Liberty Securities Corporation  V.P.
                                 Stein Roe Services, Inc.        V.P.
                                 Stein Roe & Farnham
                                   Incorporated                  V.P.
                                 Stein Roe Futures, Inc.         V.P.
                                 Progress Investment Management
                                   Company                       V.P.
                                 Crabbe Huson Group, Inc.        V.P.

Wallace, John R.    V.P.         Colonial Advisory Services,
                    Asst.Tres.     Inc.                          Asst. Treas.
                                 Liberty Funds Group LLC         Asst. Treas.

Ware, Elizabeth M.  V.P.

Wiley, Christine    V.P.

Wiley, Peter        V.P.

------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.

Item 31.  Location of Accounts and Records

          Registrant:              Colonial California Insured Municipal Fund
                                   One Financial Center
                                   Boston, Massachusetts 02111-2621

          Investment Advisor:      Colonial Management Associates, Inc.
                                   One Financial Center
                                   Boston, Massachusetts 02111-2621

          Custodian:               The Chase Manhattan Bank
                                   270 Park Avenue
                                   New York, New York 10017-2070

          Transfer Agent:          EquiServe
                                   150 Royall Street
                                   Canton, Massachusetts 02021

Item 32.  Management Services

          Not Applicable

Item 33.  Undertakings

          The Registrant hereby undertakes:

          (1) To suspend the offering of its common shares of beneficial interest until it amends its prospectus if (i) subsequent to the effective date of this Registration Statement, the net asset value per share of beneficial interest declines more than 10 percent from its net asset value per share of beneficial interest as of the effective date of this Registration Statement or, (ii) its net asset value per share of beneficial interest increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

          (2) Not Applicable

          (3) Not Applicable

          (4) Not Applicable

          (5) (a) That, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

              (b) That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) To send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 10th day of December, 1999.


                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND


                         By: /s/ STEPHEN E. GIBSON
                             ---------------------
                             Stephen E. Gibson
                             President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

SIGNATURES                    TITLE                         DATE
----------                    -----                         ----


/s/ STEPHEN E. GIBSON          President (chief              December 10, 1999
---------------------         executive officer)
Stephen E. Gibson



/s/ J. KEVIN CONNAUGHTON       Controller and Chief          December 10, 1999
------------------------       Accounting Officer
J. Kevin Connaughton



/s/ TIMOTHY J. JACOBY          Treasurer and Chief           December 10, 1999
------------------------       Financial Officer
Timothy J. Jacoby

ROBERT J. BIRNBAUM*             Trustee
-------------------
Robert J. Birnbaum


TOM BLEASDALE*                  Trustee
--------------
Tom Bleasdale


JOHN CARBERRY*                  Trustee
--------------
John Carberry


LORA S. COLLINS*                Trustee
----------------
Lora S. Collins


JAMES E. GRINNELL*              Trustee
------------------
James E. Grinnell


RICHARD W. LOWRY*               Trustee              By:*/s/ WILLIAM J. BALLOU
-----------------                                    --------------------------
Richard W. Lowry                                          William J. Ballou
                                                            Attorney-in-fact
                                                            For each Trustee
                                                            December 10, 1999

SALVATORE MACERA*               Trustee
-----------------
Salvatore Macera


WILLIAM E. MAYER*               Trustee
-----------------
William E. Mayer


JAMES L. MOODY, JR.*            Trustee
---------------------
James L. Moody, Jr.


JOHN J. NEUHAUSER*              Trustee
------------------
John J. Neuhauser


THOMAS E. STITZEL*              Trustee
------------------
Thomas E. Stitzel


ROBERT L. SULLIVAN*             Trustee
-------------------
Robert L. Sullivan


ANNE-LEE VERVILLE*              Trustee
------------------
Anne-Lee Verville

                                  EXHIBIT INDEX


(d)(2) Form of specimen certificate for the Municipal Auction Rate Cumulative Preferred Shares


(k)(4)      Form of Auction Agency Agreement

(k)(5)      Form of Broker-Dealer Agreement


(n)         Consent of independent accountants